UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07618

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2006

Date of reporting period:    September 30, 2006


This Form N-CSR/A amends the Form N-CSR of the registrant for the fiscal year and reporting period ended September 30, 2006 filed with the Securities and Exchange Commission on December 11, 2006. Subsequent to the filing of the September 30, 2006 Form N-CSR, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities had not been met for certain transfers of municipal bonds and that the transfers should have been accounted for as secured borrowings rather than as sales. As a result, the statement of operations for each of Florida Portfolio's, Massachusetts Portfolio's, Minnesota Portfolio's, Pennsylvania Portfolio's and Virginia Portfolio's year ended September 30, 2006 and expense ratios to average net assets in the financial highlights for the years ended September 30, 2006, September 30, 2005 and September 30, 2004 (and with respect to the Minnesota portfolio for the year ended September 30, 2003) have been restated in order to appropriately account for such transfers of securities as secured borrowings and report the related interest income and expense. With respect to the New Jersey Portfolio, the statement of assets and liabilities and the portfolio of investments as of September 30, 2006, the statements of operations and changes in net assets for the year then ended and the financial highlights for each of the four years then ended have been restated in order to appropriately account for such transfers of securities as secured borrowings and the related interest income and expense.

ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Municipal Income Fund II

Arizona Portfolio
Florida Portfolio
Massachusetts Portfolio
Michigan Portfolio
Minnesota Portfolio
New Jersey Portfolio
Ohio Portfolio
Pennsylvania Portfolio
Virginia Portfolio


Annual Report

September 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




November 20, 2006

Annual Report

This report provides management's discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund II (the "Portfolios") for the annual reporting period ended September 30, 2006.

Investment Objectives and Policies

The nine portfolios of this open-end fund, by investing principally in high-yielding, predominantly investment grade municipal securities, seek to provide their shareholders with the highest level of income exempt from Federal and state personal income tax that is available without assuming undue risk.

Investment Results

The tables on pages 5-13 show performance for each Portfolio compared to its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended September 30, 2006. For the 12-month period ended September 30, 2006, Class A shares of the Florida, New Jersey, Pennsylvania and Virginia Portfolios outperformed the benchmark, the LB Municipal Index, which represents the broad municipal market and posted a positive return of 4.45%, while the Arizona, Massachusetts, Michigan, Minnesota and Ohio Portfolios underperformed the benchmark.

A description of each Portfolio's relative performance versus the benchmark for the 12-month reporting period ended September 30, 2006 follows.

Arizona Portfolio-The Arizona Portfolio's relative underperformance compared to the benchmark was largely the result of security selection in the pre-refunded sector, in addition to the Portfolio's relative weight in the industrial revenue bond and insured sectors. Security selection in the hospital sector was beneficial to performance.

Florida Portfolio-The Florida Portfolio's stronger relative performance compared to the benchmark was largely the result of security selection in the insured, housing and special tax sectors. The Portfolio's relative weight in the housing, pre-refunded and hospital sectors also contributed to positive relative performance. The Portfolio's relative weight in the industrial revenue bond sector detracted from performance.

Massachusetts Portfolio-The Massachusetts Portfolio's relative underperformance compared to the benchmark was largely the result of security selection in the transportation, insured and housing sectors. The Portfolio's relative weight in the pre-refunded and hospital sectors contributed positively to performance. Security selection in the special tax sector also benefited performance.

Michigan Portfolio-The Michigan Portfolio's relative underperformance compared to the benchmark was largely the result of security selection in the insured, education, hospital and power sectors. Security selection in the pre-refunded and special tax sectors contributed positively to performance.

Minnesota Portfolio-The Minnesota Portfolio's relative underperformance compared to the benchmark was largely the result of security selection in the insured, housing and pre-refunded sectors. The Portfolio's relative weight in


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 1


the pre-refunded, housing and hospital sectors contributed positively to performance.

New Jersey Portfolio-The New Jersey Portfolio's stronger relative performance compared to the benchmark was largely the result of its relative weight in the pre-refunded and hospital sectors. Security selection in the special tax sector also contributed to positive relative performance, while security selection in the insured and hospital sectors detracted from the Portfolio's performance.

Ohio Portfolio-The Ohio Portfolio's relative underperformance compared to the benchmark was largely the result of security selection in the industrial revenue bond, hospital, pre-refunded and special tax sectors. The Portfolio's relative weight in the pre-refunded, housing and industrial revenue bond sectors contributed positively to performance.

Pennsylvania Portfolio-The Pennsylvania Portfolio's stronger relative performance compared to the benchmark was largely the result of its relative weight in the pre-refunded, hospital and housing sectors. The Portfolio also benefited from security selection in the insured and special tax sectors. Security selection in the housing sector detracted from the Portfolio's performance.

Virginia Portfolio-The Virginia Portfolio's stronger relative performance compared to the benchmark was largely the result of its relative weight in the general obligation and pre-refunded sectors. Security selection in the education, housing, leasing and special tax sectors also contributed to positive relative performance.

Market Review and Investment Strategy

The U.S. Federal Reserve (the "Fed") raised the target for the Fed funds rate six times over the past 12 months and thereby increased it by 1.50% to the current level of 5.25%. This caused short-term municipal rates to rise. For instance, since September 30, 2005, one-year municipal bond yields have risen 0.61%. Over the same time period, 20-year municipal bond yields declined by 0.19%. As a result of this rate movement, the difference between municipal short-and long-term rates is less than it has been in 30 years. In other words, the municipal yield curve is flatter than it has been in 30 years. U.S. Treasury bond yields rose more than comparable maturity municipal bond yields, as one-year U.S. Treasury rates rose 0.85% and 20-year U.S. Treasury yields rose by 0.19%. As a result of the relative movement, the municipal market outperformed the U.S. Treasury market; the LB Municipal Index return for the 12-month period was 4.45% versus 3.09% for the LB U.S. Treasury Index. Most of the return for the municipal market was due to its return of 3.41% during the past three months after the Fed signaled that it had stopped raising short-term rates.

Over the 12-month reporting period, municipal bonds issued by lower-credit quality borrowers continued to outperform bonds issued by high-grade borrowers. The LB Municipal Non-Investment Grade (High Yield) Index returned 10.73% versus the 4.45% return for the LB Municipal Index, which represents the overall investment-grade


2 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


market. The result of this outperformance has been that the incremental yield, or credit spread, investors earn by owning lower-rated bonds is extremely low by historical standards. The performance of the high yield municipal market has benefited from the strong demand from individual investors. Investor flows into high yield municipal bond funds continue to represent about 40% of all municipal bond flows. Despite the fact that the high yield municipal market only represents about 4% of the overall municipal market, the assets in high yield municipal funds now represent over 20% of the assets in all municipal funds.

With the municipal yield curve flat, and credit spreads low, investors generally are being rewarded less than the market has historically offered for taking risk. Accordingly, the Portfolios' Municipal Bond Investment Team (the "team") has sought opportunities to raise the overall credit quality of the Portfolios and to diversify the Portfolios' exposure to individual issuers. In addition, where possible, the team has focused new purchases on bonds maturing in 10-15 years, rather than longer maturity bonds. Both of these strategies should be beneficial to the Portfolios' performance if the market returns to more typical relationships.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios' prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios' quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. The individual state municipal portfolios are non-diversified and are subject to geographic risk based on their narrow investment objectives. The Portfolios may invest in high yield bonds (i.e., "junk bonds") which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade presents special risks, including credit risk. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios' prospectus.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


ARIZONA PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED SEPTEMBER 30, 2006                      6 Months     12 Months
-------------------------------------------------------------------------------
Arizona Portfolio
  Class A                                               3.17%         4.28%
  Class B                                               2.81%         3.56%
  Class C                                               2.81%         3.56%
LB Municipal Index                                      3.44%         4.45%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
9/30/96 TO 9/30/06

Arizona Portfolio Class A at NAV: $17,883
Arizona Portfolio Class A at Offering: $17,118
LB Municipal Index: $17,746

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                         Arizona Portfolio
                        Class A at Offering            LB Municipal Index
-------------------------------------------------------------------------------
    9/30/96                   $  9,575                      $ 10,000
    9/30/97                   $ 10,584                      $ 10,902
    9/30/98                   $ 11,594                      $ 11,852
    9/30/99                   $ 11,542                      $ 11,769
    9/30/00                   $ 12,254                      $ 12,495
    9/30/01                   $ 13,304                      $ 13,794
    9/30/02                   $ 14,279                      $ 15,026
    9/30/03                   $ 14,615                      $ 15,611
    9/30/04                   $ 15,585                      $ 16,329
    9/30/05                   $ 16,421                      $ 16,990
    9/30/06                   $ 17,118                      $ 17,746


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Arizona Portfolio Class A shares (from 9/30/96 to 9/30/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 5


FLORIDA PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED SEPTEMBER 30, 2006                      6 Months     12 Months
-------------------------------------------------------------------------------
Florida Portfolio
  Class A                                               3.58%         5.00%
  Class B                                               3.12%         4.17%
  Class C                                               3.12%         4.17%
LB Municipal Index                                      3.44%         4.45%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
9/30/96 TO 9/30/06

Florida Portfolio Class A at NAV: $17,670
Florida Portfolio Class A at Offering: $16,922
LB Municipal Index: $17,746

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Florida Portfolio
                         Class A at Offering            LB Municipal Index
-------------------------------------------------------------------------------
    9/30/96                    $  9,575                      $ 10,000
    9/30/97                    $ 10,546                      $ 10,902
    9/30/98                    $ 11,493                      $ 11,852
    9/30/99                    $ 11,334                      $ 11,769
    9/30/00                    $ 11,912                      $ 12,495
    9/30/01                    $ 13,069                      $ 13,794
    9/30/02                    $ 14,011                      $ 15,026
    9/30/03                    $ 14,506                      $ 15,611
    9/30/04                    $ 15,344                      $ 16,329
    9/30/05                    $ 16,113                      $ 16,990
    9/30/06                    $ 16,922                      $ 17,746


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Florida Portfolio Class A shares (from 9/30/96 to 9/30/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


MASSACHUSETTS PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED SEPTEMBER 30, 2006                      6 Months     12 Months
-------------------------------------------------------------------------------
Massachusetts Portfolio
  Class A                                               3.12%         4.06%
  Class B                                               2.76%         3.35%
  Class C                                               2.76%         3.35%
LB Municipal Index                                      3.44%         4.45%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
9/30/96 TO 9/30/06

Massachusetts Portfolio Class A at NAV: $17,267
Massachusetts Portfolio Class A at Offering: $16,535
LB Municipal Index: $17,746

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                       Massachusetts Portfolio
                         Class A at Offering            LB Municipal Index
-------------------------------------------------------------------------------
    9/30/96                    $  9,575                      $ 10,000
    9/30/97                    $ 10,642                      $ 10,902
    9/30/98                    $ 11,620                      $ 11,852
    9/30/99                    $ 11,476                      $ 11,769
    9/30/00                    $ 12,033                      $ 12,495
    9/30/01                    $ 13,228                      $ 13,794
    9/30/02                    $ 13,952                      $ 15,026
    9/30/03                    $ 14,285                      $ 15,611
    9/30/04                    $ 15,161                      $ 16,329
    9/30/05                    $ 15,889                      $ 16,990
    9/30/06                    $ 16,535                      $ 17,746


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Massachusetts Portfolio Class A shares (from 9/30/96 to 9/30/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 7


MICHIGAN PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED SEPTEMBER 30, 2006                      6 Months     12 Months
-------------------------------------------------------------------------------
Michigan Portfolio
  Class A                                               3.08%         4.38%
  Class B                                               2.72%         3.66%
  Class C                                               2.72%         3.56%
LB Municipal Index                                      3.44%         4.45%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
9/30/96 TO 9/30/06

Michigan Portfolio Class A at NAV: $18,229
Michigan Portfolio Class A at Offering: $17,453
LB Municipal Index: $17,746

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Michigan Portfolio
                         Class A at Offering            LB Municipal Index
-------------------------------------------------------------------------------
    9/30/96                    $  9,575                      $ 10,000
    9/30/97                    $ 10,633                      $ 10,902
    9/30/98                    $ 11,599                      $ 11,852
    9/30/99                    $ 11,602                      $ 11,769
    9/30/00                    $ 12,343                      $ 12,495
    9/30/01                    $ 13,591                      $ 13,794
    9/30/02                    $ 14,660                      $ 15,026
    9/30/03                    $ 15,049                      $ 15,611
    9/30/04                    $ 15,900                      $ 16,329
    9/30/05                    $ 16,720                      $ 16,990
    9/30/06                    $ 17,453                      $ 17,746


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Michigan Portfolio Class A shares (from 9/30/96 to 9/30/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


MINNESOTA PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED SEPTEMBER 30, 2006                      6 Months     12 Months
-------------------------------------------------------------------------------
Minnesota Portfolio
  Class A                                               3.06%         4.29%
  Class B                                               2.69%         3.56%
  Class C                                               2.69%         3.55%
LB Municipal Index                                      3.44%         4.45%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
9/30/96 TO 9/30/06

Minnesota Portfolio Class A at NAV: $17,312
Minnesota Portfolio Class A at Offering: $16,569
LB Municipal Index: $17,746

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                         Minnesota Portfolio
                         Class A at Offering            LB Municipal Index
-------------------------------------------------------------------------------
    9/30/96                    $  9,575                      $ 10,000
    9/30/97                    $ 10,527                      $ 10,902
    9/30/98                    $ 11,362                      $ 11,852
    9/30/99                    $ 11,307                      $ 11,769
    9/30/00                    $ 11,996                      $ 12,495
    9/30/01                    $ 13,128                      $ 13,794
    9/30/02                    $ 14,107                      $ 15,026
    9/30/03                    $ 14,538                      $ 15,611
    9/30/04                    $ 15,179                      $ 16,329
    9/30/05                    $ 15,895                      $ 16,990
    9/30/06                    $ 16,569                      $ 17,746


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Minnesota Portfolio Class A shares (from 9/30/96 to 9/30/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 9


NEW JERSEY PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED SEPTEMBER 30, 2006                      6 Months     12 Months
-------------------------------------------------------------------------------
New Jersey Portfolio
  Class A                                               3.37%         4.65%
  Class B                                               3.01%         3.91%
  Class C                                               3.00%         3.92%
LB Municipal Index                                      3.44%         4.45%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
9/30/96 TO 9/30/06

New Jersey Portfolio Class A at NAV: $16,603
New Jersey Portfolio Class A at Offering: $15,902
LB Municipal Index: $17,746

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                         New Jersey Portfolio
                         Class A at Offering            LB Municipal Index
-------------------------------------------------------------------------------
    9/30/96                    $  9,575                      $ 10,000
    9/30/97                    $ 10,533                      $ 10,902
    9/30/98                    $ 11,414                      $ 11,852
    9/30/99                    $ 11,381                      $ 11,769
    9/30/00                    $ 11,985                      $ 12,495
    9/30/01                    $ 12,864                      $ 13,794
    9/30/02                    $ 13,432                      $ 15,026
    9/30/03                    $ 13,753                      $ 15,611
    9/30/04                    $ 14,463                      $ 16,329
    9/30/05                    $ 15,191                      $ 16,990
    9/30/06                    $ 15,902                      $ 17,746


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II New Jersey Portfolio Class A shares (from 9/30/96 to 9/30/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


10 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


OHIO PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED SEPTEMBER 30, 2006                      6 Months     12 Months
-------------------------------------------------------------------------------
Ohio Portfolio
  Class A                                               3.29%         4.40%
  Class B                                               2.94%         3.67%
  Class C                                               3.04%         3.78%
LB Municipal Index                                      3.44%         4.45%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
9/30/96 TO 9/30/06

Ohio Portfolio Class A at NAV: $17,280
Ohio Portfolio Class A at Offering: $16,539
LB Municipal Index: $17,746

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                            Ohio Portfolio
                         Class A at Offering            LB Municipal Index
-------------------------------------------------------------------------------
    9/30/96                    $  9,575                      $ 10,000
    9/30/97                    $ 10,687                      $ 10,902
    9/30/98                    $ 11,574                      $ 11,852
    9/30/99                    $ 11,493                      $ 11,769
    9/30/00                    $ 12,014                      $ 12,495
    9/30/01                    $ 12,980                      $ 13,794
    9/30/02                    $ 13,703                      $ 15,026
    9/30/03                    $ 14,416                      $ 15,611
    9/30/04                    $ 15,140                      $ 16,329
    9/30/05                    $ 15,847                      $ 16,990
    9/30/06                    $ 16,539                      $ 17,746


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Ohio Portfolio Class A shares (from 9/30/96 to 9/30/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 11


PENNSYLVANIA PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED SEPTEMBER 30, 2006                      6 Months     12 Months
-------------------------------------------------------------------------------
Pennsylvania Portfolio
  Class A                                               3.36%         4.57%
  Class B                                               3.01%         3.84%
  Class C                                               3.00%         3.84%
LB Municipal Index                                      3.44%         4.45%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
9/30/96 TO 9/30/06


Pennsylvania Portfolio Class A at NAV: $17,536
Pennsylvania Portfolio Class A at Offering: $16,785
LB Municipal Index: $17,746

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                        Pennsylvania Portfolio
                         Class A at Offering            LB Municipal Index
-------------------------------------------------------------------------------
    9/30/96                    $  9,575                      $ 10,000
    9/30/97                    $ 10,614                      $ 10,902
    9/30/98                    $ 11,539                      $ 11,852
    9/30/99                    $ 11,259                      $ 11,769
    9/30/00                    $ 11,861                      $ 12,495
    9/30/01                    $ 13,179                      $ 13,794
    9/30/02                    $ 14,086                      $ 15,026
    9/30/03                    $ 14,589                      $ 15,611
    9/30/04                    $ 15,327                      $ 16,329
    9/30/05                    $ 16,055                      $ 16,990
    9/30/06                    $ 16,785                      $ 17,746


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Pennsylvania Portfolio Class A shares (from 9/30/96 to 9/30/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


12 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


VIRGINIA PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED SEPTEMBER 30, 2006                      6 Months     12 Months
-------------------------------------------------------------------------------
Virginia Portfolio
  Class A                                               3.02%         4.61%
  Class B                                               2.67%         3.89%
  Class C                                               2.59%         3.90%
LB Municipal Index                                      3.44%         4.45%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
9/30/96 TO 9/30/06


Virginia Portfolio Class A at NAV: $17,841
Virginia Portfolio Class A at Offering: $17,082
LB Municipal Index: $17,746

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Virginia Portfolio
                         Class A at Offering            LB Municipal Index
-------------------------------------------------------------------------------
    9/30/96                    $  9,575                      $ 10,000
    9/30/97                    $ 10,660                      $ 10,902
    9/30/98                    $ 11,689                      $ 11,852
    9/30/99                    $ 11,561                      $ 11,769
    9/30/00                    $ 12,241                      $ 12,495
    9/30/01                    $ 13,137                      $ 13,794
    9/30/02                    $ 14,134                      $ 15,026
    9/30/03                    $ 14,793                      $ 15,611
    9/30/04                    $ 15,538                      $ 16,329
    9/30/05                    $ 16,332                      $ 16,990
    9/30/06                    $ 17,082                      $ 17,746


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Virginia Portfolio Class A shares (from 9/30/96 to 9/30/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 13


ARIZONA PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                              4.28%         -0.15%
5 Years                             5.18%          4.27%
10 Years                            5.99%          5.52%
SEC Yield*                          3.44%
Taxable Equivalent Yield**          5.57%

Class B Shares
1 Year                              3.56%          0.56%
5 Years                             4.46%          4.46%
10 Years(a)                         5.55%          5.55%
SEC Yield*                          2.91%
Taxable Equivalent Yield**          4.71%

Class C Shares
1 Year                              3.56%          2.56%
5 Years                             4.46%          4.46%
10 Years                            5.26%          5.26%
SEC Yield*                          2.91%
Taxable Equivalent Yield**          4.71%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                            -0.15%
5 Years                                            4.27%
10 Years                                           5.52%

Class B Shares
1 Year                                             0.56%
5 Years                                            4.46%
10 Years(a)                                        5.55%

Class C Shares
1 Year                                             2.56%
5 Years                                            4.46%
10 Years                                           5.26%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


14 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


FLORIDA PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                              5.00%          0.51%
5 Years                             5.30%          4.39%
10 Years                            5.86%          5.40%
SEC Yield*                          3.55%
Taxable Equivalent Yield**          5.46%

Class B Shares
1 Year                              4.17%          1.17%
5 Years                             4.55%          4.55%
10 Years(a)                         5.41%          5.41%
SEC Yield*                          3.01%
Taxable Equivalent Yield**          4.63%

Class C Shares
1 Year                              4.17%          3.17%
5 Years                             4.55%          4.55%
10 Years                            5.10%          5.10%
SEC Yield*                          3.01%
Taxable Equivalent Yield**          4.63%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                             0.51%
5 Years                                            4.39%
10 Years                                           5.40%

Class B Shares
1 Year                                             1.17%
5 Years                                            4.55%
10 Years(a)                                        5.41%

Class C Shares
1 Year                                             3.17%
5 Years                                            4.55%
10 Years                                           5.10%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 15


MASSACHUSETTS PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                              4.06%         -0.39%
5 Years                             4.56%          3.66%
10 Years                            5.61%          5.16%
SEC Yield*                          3.36%
Taxable Equivalent Yield**          5.46%

Class B Shares
1 Year                              3.35%          0.36%
5 Years                             3.85%          3.85%
10 Years(a)                         5.19%          5.19%
SEC Yield*                          2.83%
Taxable Equivalent Yield**          4.60%

Class C Shares
1 Year                              3.35%          2.35%
5 Years                             3.85%          3.85%
10 Years                            4.90%          4.90%
SEC Yield*                          2.83%
Taxable Equivalent Yield**          4.60%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                            -0.39%
5 Years                                            3.66%
10 Years                                           5.16%

Class B Shares
1 Year                                             0.36%
5 Years                                            3.85%
10 Years(a)                                        5.19%

Class C Shares
1 Year                                             2.35%
5 Years                                            3.85%
10 Years                                           4.90%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


16 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


MICHIGAN PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                              4.38%         -0.03%
5 Years                             5.13%          4.22%
10 Years                            6.19%          5.73%
SEC Yield*                          3.24%
Taxable Equivalent Yield**          5.19%

Class B Shares
1 Year                              3.66%          0.66%
5 Years                             4.40%          4.40%
10 Years(a)                         5.74%          5.74%
SEC Yield*                          2.69%
Taxable Equivalent Yield**          4.31%

Class C Shares
1 Year                              3.56%          2.56%
5 Years                             4.39%          4.39%
10 Years                            5.45%          5.45%
SEC Yield*                          2.69%
Taxable Equivalent Yield**          4.31%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                            -0.03%
5 Years                                            4.22%
10 Years                                           5.73%

Class B Shares
1 Year                                             0.66%
5 Years                                            4.40%
10 Years(a)                                        5.74%

Class C Shares
1 Year                                             2.56%
5 Years                                            4.39%
10 Years                                           5.45%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 17


MINNESOTA PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                              4.29%         -0.13%
5 Years                             4.77%          3.86%
10 Years                            5.64%          5.18%
SEC Yield*                          3.27%
Taxable Equivalent Yield**          5.46%

Class B Shares
1 Year                              3.56%          0.56%
5 Years                             4.07%          4.07%
10 Years(a)                         5.19%          5.19%
SEC Yield*                          2.72%
Taxable Equivalent Yield**          4.54%

Class C Shares
1 Year                              3.55%          2.55%
5 Years                             4.04%          4.04%
10 Years                            4.91%          4.91%
SEC Yield*                          2.71%
Taxable Equivalent Yield**          4.52%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                            -0.13%
5 Years                                            3.86%
10 Years                                           5.18%

Class B Shares
1 Year                                             0.56%
5 Years                                            4.07%
10 Years(a)                                        5.19%

Class C Shares
1 Year                                             2.55%
5 Years                                            4.04%
10 Years                                           4.91%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


18 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


NEW JERSEY PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                              4.65%          0.19%
5 Years                             4.33%          3.42%
10 Years                            5.20%          4.75%
SEC Yield*                          3.44%
Taxable Equivalent Yield**          5.81%

Class B Shares
1 Year                              3.91%          0.91%
5 Years                             3.59%          3.59%
10 Years(a)                         4.76%          4.76%
SEC Yield*                          2.89%
Taxable Equivalent Yield**          4.88%

Class C Shares
1 Year                              3.92%          2.92%
5 Years                             3.59%          3.59%
10 Years                            4.45%          4.45%
SEC Yield*                          2.90%
Taxable Equivalent Yield**          4.90%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                             0.19%
5 Years                                            3.42%
10 Years                                           4.75%

Class B Shares
1 Year                                             0.91%
5 Years                                            3.59%
10 Years(a)                                        4.76%

Class C Shares
1 Year                                             2.92%
5 Years                                            3.59%
10 Years                                           4.45%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 19


OHIO PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                              4.40%         -0.04%
5 Years                             4.97%          4.07%
10 Years                            5.62%          5.16%
SEC Yield*                          3.38%
Taxable Equivalent Yield**          5.60%

Class B Shares
1 Year                              3.67%          0.67%
5 Years                             4.23%          4.23%
10 Years(a)                         5.18%          5.18%
SEC Yield*                          2.84%
Taxable Equivalent Yield**          4.71%

Class C Shares
1 Year                              3.78%          2.78%
5 Years                             4.23%          4.23%
10 Years                            4.89%          4.89%
SEC Yield*                          2.84%
Taxable Equivalent Yield**          4.71%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                            -0.04%
5 Years                                            4.07%
10 Years                                           5.16%

Class B Shares
1 Year                                             0.67%
5 Years                                            4.23%
10 Years(a)                                        5.18%

Class C Shares
1 Year                                             2.78%
5 Years                                            4.23%
10 Years                                           4.89%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


20 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                              4.57%          0.10%
5 Years                             4.96%          4.06%
10 Years                            5.78%          5.32%
SEC Yield*                          3.31%
Taxable Equivalent Yield**          5.25%

Class B Shares
1 Year                              3.84%          0.84%
5 Years                             4.25%          4.25%
10 Years(a)                         5.33%          5.33%
SEC Yield*                          2.76%
Taxable Equivalent Yield**          4.38%

Class C Shares
1 Year                              3.84%          2.84%
5 Years                             4.25%          4.25%
10 Years                            5.03%          5.03%
SEC Yield*                          2.76%
Taxable Equivalent Yield**          4.38%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                             0.10%
5 Years                                            4.06%
10 Years                                           5.32%

Class B Shares
1 Year                                             0.84%
5 Years                                            4.25%
10 Years(a)                                        5.33%

Class C Shares
1 Year                                             2.84%
5 Years                                            4.25%
10 Years                                           5.03%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 21


VIRGINIA PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                              4.61%          0.17%
5 Years                             5.40%          4.48%
10 Years                            5.96%          5.50%
SEC Yield*                          3.45%
Taxable Equivalent Yield**          5.63%

Class B Shares
1 Year                              3.89%          0.89%
5 Years                             4.65%          4.65%
10 Years(a)                         5.53%          5.53%
SEC Yield*                          2.91%
Taxable Equivalent Yield**          4.75%

Class C Shares
1 Year                              3.90%          2.90%
5 Years                             4.67%          4.67%
10 Years                            5.24%          5.24%
SEC Yield*                          2.91%
Taxable Equivalent Yield**          4.75%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                             0.17%
5 Years                                            4.48%
10 Years                                           5.50%

Class B Shares
1 Year                                             0.89%
5 Years                                            4.65%
10 Years(a)                                        5.53%

Class C Shares
1 Year                                             2.90%
5 Years                                            4.67%
10 Years                                           5.24%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.


22 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                         Beginning             Ending
                       Account Value       Account Value      Expenses Paid      Annualized
Arizona Portfolio      April 1, 2006    September 30, 2006    During Period*    Expense Ratio*
------------------------------------------------------------------------------------------------
Class A
Actual                    $1,000            $1,031.67              $3.97            0.78%
Hypothetical**            $1,000            $1,021.16              $3.95            0.78%

Class B
Actual                    $1,000            $1,028.11              $7.52            1.48%
Hypothetical**            $1,000            $1,017.65              $7.49            1.48%

Class C
Actual                    $1,000            $1,028.13              $7.52            1.48%
Hypothetical**            $1,000            $1,017.65              $7.49            1.48%


(Fund Expenses continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 23


FUND EXPENSES
(continued from previous page)

                       Beginning             Ending
Florida              Account Value       Account Value        Expenses Paid      Annualized
Portfolio            April 1, 2006     September 30, 2006     During Period*   Expense Ratio*
------------------------------------------------------------------------------------------------
Class A
Actual                    $1,000            $1,035.81              $3.98            0.78%
Hypothetical**            $1,000            $1,021.16              $3.95            0.78%

Class B
Actual                    $1,000            $1,031.18              $7.54            1.48%
Hypothetical**            $1,000            $1,017.65              $7.49            1.48%

Class C
Actual                    $1,000            $1,031.18              $7.54            1.48%
Hypothetical**            $1,000            $1,017.65              $7.49            1.48%

                       Beginning              Ending
Massachusetts        Account Value        Account Value        Expenses Paid      Annualized
Portfolio            April 1, 2006      September 30, 2006     During Period*    Expense Ratio*
------------------------------------------------------------------------------------------------
Class A
Actual                    $1,000            $1,031.18              $4.18            0.82%
Hypothetical**            $1,000            $1,020.96              $4.15            0.82%

Class B
Actual                    $1,000            $1,027.64              $7.73            1.52%
Hypothetical**            $1,000            $1,017.45              $7.69            1.52%

Class C
Actual                    $1,000            $1,027.63              $7.73            1.52%
Hypothetical**            $1,000            $1,017.45              $7.69            1.52%

                       Beginning              Ending
Michigan             Account Value        Account Value        Expenses Paid      Annualized
Portfolio            April 1, 2006     September 30, 2006     During Period*    Expense Ratio*
------------------------------------------------------------------------------------------------
Class A
Actual                    $1,000            $1,030.77              $4.99            0.98%
Hypothetical**            $1,000            $1,020.16              $4.96            0.98%

Class B
Actual                    $1,000            $1,027.23              $8.59            1.69%
Hypothetical**            $1,000            $1,016.60              $8.54            1.69%

Class C
Actual                    $1,000            $1,027.23              $8.54            1.68%
Hypothetical**            $1,000            $1,016.65              $8.49            1.68%


(Fund Expenses continued on next page)


24 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


FUND EXPENSES
(continued from previous page)

                       Beginning             Ending
Minnesota            Account Value        Account Value       Expenses Paid      Annualized
Portfolio            April 1, 2006     September 30, 2006     During Period*    Expense Ratio*
------------------------------------------------------------------------------------------------
Class A
Actual                    $1,000            $1,030.57              $4.58            0.90%
Hypothetical**            $1,000            $1,020.56              $4.56            0.90%

Class B
Actual                    $1,000            $1,026.93              $8.13            1.60%
Hypothetical**            $1,000            $1,017.05              $8.09            1.60%

Class C
Actual                    $1,000            $1,026.92              $8.13            1.60%
Hypothetical**            $1,000            $1,017.05              $8.09            1.60%

                       Beginning             Ending
New Jersey           Account Value        Account Value       Expenses Paid      Annualized
Portfolio            April 1, 2006     September 30, 2006     During Period*    Expense Ratio*
------------------------------------------------------------------------------------------------
Class A
Actual                    $1,000            $1,033.69              $4.44            0.87%
Hypothetical**            $1,000            $1,020.71              $4.41            0.87%

Class B
Actual                    $1,000            $1,030.05              $7.99            1.57%
Hypothetical**            $1,000            $1,017.20              $7.94            1.57%

Class C
Actual                    $1,000            $1,030.02              $7.99            1.57%
Hypothetical**            $1,000            $1,017.20              $7.94            1.57%

                       Beginning             Ending
                     Account Value        Account Value       Expenses Paid      Annualized
Ohio Portfolio       April 1, 2006     September 30, 2006     During Period*    Expense Ratio*
------------------------------------------------------------------------------------------------
Class A
Actual                    $1,000            $1,032.93              $4.33            0.85%
Hypothetical**            $1,000            $1,020.81              $4.31            0.85%

Class B
Actual                    $1,000            $1,029.35              $7.89            1.55%
Hypothetical**            $1,000            $1,017.30              $7.84            1.55%

Class C
Actual                    $1,000            $1,030.37              $7.89            1.55%
Hypothetical**            $1,000            $1,017.30              $7.84            1.55%


(Fund Expenses continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 25


FUND EXPENSES
(continued from previous page)

                       Beginning             Ending
Pennsylvania         Account Value        Account Value       Expenses Paid      Annualized
Portfolio            April 1, 2006     September 30, 2006     During Period*    Expense Ratio*
------------------------------------------------------------------------------------------------
Class A
Actual                    $1,000            $1,033.63              $4.84            0.95%
Hypothetical**            $1,000            $1,020.31              $4.81            0.95%

Class B
Actual                    $1,000            $1,030.06              $8.40            1.65%
Hypothetical**            $1,000            $1,016.80              $8.34            1.65%

Class C
Actual                    $1,000            $1,030.03              $8.40            1.65%
Hypothetical**            $1,000            $1,016.80              $8.34            1.65%

                       Beginning             Ending
Virginia             Account Value        Account Value       Expenses Paid      Annualized
Portfolio            April 1, 2006     September 30, 2006     During Period*    Expense Ratio*
------------------------------------------------------------------------------------------------
Class A
Actual                    $1,000            $1,030.24              $3.66            0.72%
Hypothetical**            $1,000            $1,021.46              $3.65            0.72%

Class B
Actual                    $1,000            $1,026.72              $7.21            1.42%
Hypothetical**            $1,000            $1,017.95              $7.18            1.42%

Class C
Actual                    $1,000            $1,025.85              $7.21            1.42%
Hypothetical**            $1,000            $1,017.95              $7.18            1.42%


* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


26 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


BOND RATING SUMMARY*
September 30, 2006

ARIZONA PORTFOLIO
Quality Rating
[ ]  64.5%   AAA                     [PIE CHART OMITTED]
[ ]   8.2%   AA
[ ]   6.2%   A
[ ]  17.6%   BBB
[ ]   3.5%   BB

FLORIDA PORTFOLIO
Quality Rating
[ ]  55.6%   AAA                     [PIE CHART OMITTED]
[ ]  14.9%   AA
[ ]   9.7%   A
[ ]  11.1%   BBB
[ ]   8.5%   BB
[ ]   0.2%   B

MASSACHUSETTS PORTFOLIO
Quality Rating
[ ]  67.3%   AAA                     [PIE CHART OMITTED]
[ ]  18.0%   AA
[ ]   2.7%   A
[ ]   7.5%   BBB
[ ]   4.1%   BB
[ ]   0.4%   B


* All data are as of September 30, 2006. Each Portfolio's quality rating distribution is expressed as a percentage of the Portfolio's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 27


BOND RATING SUMMARY*
September 30, 2006

MICHIGAN PORTFOLIO
Quality Rating
[ ]  56.4%   AAA                     [PIE CHART OMITTED]
[ ]  25.3%   AA
[ ]   3.3%   A
[ ]   9.4%   BBB
[ ]   5.6%   BB

MINNESOTA PORTFOLIO
Quality Rating
[ ]  54.5%   AAA                     [PIE CHART OMITTED]
[ ]  19.1%   AA
[ ]  18.7%   A
[ ]   5.6%   BBB
[ ]   2.1%   BB

NEW JERSEY PORTFOLIO
Quality Rating
[ ]  51.6%   AAA                     [PIE CHART OMITTED]
[ ]  21.5%   AA
[ ]  13.4%   A
[ ]   8.8%   BBB
[ ]   4.7%   BB


* All data are as of September 30, 2006. Each Portfolio's quality rating distribution is expressed as a percentage of the Portfolio's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


28 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


BOND RATING SUMMARY*
September 30, 2006

OHIO PORTFOLIO
Quality Rating
[ ]  58.3%   AAA                     [PIE CHART OMITTED]
[ ]  10.0%   AA
[ ]  17.1%   A
[ ]  10.0%   BBB
[ ]   4.6%   BB

PENNSYLVANIA PORTFOLIO
Quality Rating
[ ]  58.3%   AAA                     [PIE CHART OMITTED]
[ ]  11.9%   AA
[ ]  11.4%   A
[ ]  10.0%   BBB
[ ]   8.1%   BB
[ ]   0.3%   B

VIRGINIA PORTFOLIO
Quality Rating
[ ]  53.0%   AAA                     [PIE CHART OMITTED]
[ ]  26.5%   AA
[ ]   7.4%   A
[ ]   5.7%   BBB
[ ]   7.4%   BB


* All data are as of September 30, 2006. Each Portfolio's quality rating distribution is expressed as a percentage of the Portfolio's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 29


ARIZONA PORTFOLIO
PORTFOLIO OF INVESTMENTS
September 30, 2006

                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES-98.9%
Long-Term Municipal Bonds-94.8%
Arizona-78.3%
Arizona Cap Facs Fin Corp Student Hsg Rev
  (Arizona State University Proj) Ser 00
  6.25%, 9/01/32                                      $ 2,000     $   2,077,800
Arizona Health Facs Auth Rev
  (Blood System, Inc.) Ser 04
  5.00%, 4/01/19                                          750           780,398
Arizona Sch Brd Fac Rev
  Ser 01
  5.00%, 7/01/19                                        6,730         7,149,076
Arizona State Trans Brd Hwy Rev
  Ser 04B
  5.00%, 7/01/24                                        4,300         4,560,064
Arizona State University COP
  (Research Infrastucture Projs)
  AMBAC Ser 05A
  5.00%, 9/01/23                                        2,000         2,123,940
Arizona Student Loan Auth
  (Student Loan Rev)
  Ser 99B-1 AMT
  5.90%, 5/01/24                                        1,500         1,587,555
Arizona Tourism & Sports Auth Tax Rev
  (Multipurpose Stadium Fac) MBIA Ser 03A
  5.00%, 7/01/25                                        2,400         2,515,872
Arizona Wtr Infrastructure Fin Auth Rev
  (Wtr Quality) Ser 06A
  5.00%, 10/01/24                                       4,000         4,306,280
Estrella Mtn Ranch Cmnty Fac Dist
  (Desert Village)
  7.375%, 7/01/27                                       1,822         2,017,282
  (Golf Village) Ser 01A
  7.875%, 7/01/25                                       3,408         3,778,688
Gilbert Wtr Res Municipal Ppty Corp.
  (Wastewater Sys & Util Rev) Ser 04
  4.90%, 4/01/19                                        2,500         2,520,725
Glendale Indl Dev Auth
  (John C Lincoln Health) Ser 05B
  5.25%, 12/01/22                                       1,000         1,054,960
Glendale Indl Dev Auth Ed Fac
  (Midwestern University)
  Ser 01A
  5.875%, 5/15/31                                       3,770         4,061,647
  CONNIE LEE Ser 96A
  6.00%, 5/15/26                                          475           485,669
Goodyear Cmnty Fac Dist
  (Palm Valley) Ser 96C
  7.25%, 7/01/16                                        2,900         2,960,494


30 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Goodyear Indl Dev Auth Water & Sewer Rev
  (Litchfield Pk Svc Proj) Ser 99 AMT
  5.95%, 10/01/23                                     $ 3,160     $   3,298,345
Greater Arizona Dev Auth Infrastructure Rev
  MBIA Ser 05A
  5.00%, 8/01/21                                        1,600         1,711,760
  MBIA Ser 05B
  5.00%, 8/01/25                                        4,320         4,582,224
Hassayampa Cmnty Fac Dist
  Ser 96
  7.75%, 7/01/21                                        2,670         2,750,768
Hassayampa Cmnty Fac Dist No. 2
  (Forest Ridge Estates) Ser 00
  7.50%, 7/01/24                                          785           854,088
Maricopa Cnty SFMR
  (Mortgage Rev)
  GNMA/FNMA/FHLMC AMT
  Ser 00-1C
  6.25%, 12/01/30                                          50            50,125
  Ser 01
  5.63%, 3/01/33                                          775           805,024
  Ser 02-B1
  6.20%, 3/01/34                                          255           258,825
Mesa Cnty Indl Dev Auth Health Fac
  (Discovery Health Sys) MBIA Ser 99A
  5.75%, 1/01/25                                       15,000        16,115,849
Mohave Cnty Indl Dev Auth MFHR
  (Chris & Silver Ridge) GNMA Ser 96
  6.375%, 11/01/31                                        295           304,472
Nogales Municipal Dev Auth
  AMBAC Ser 05
  5.00%, 6/01/27                                        1,000         1,057,510
Northern Arizona University COP
  (Northern Arizona University Research Projs)
  AMBAC Ser 04
  5.125%, 9/01/21-9/01/24                               7,140         7,723,078
Phoenix Civic Impt Corp Excise Tax Rev
  (Civic Plaza Exp Proj) Sub Ser 05A
  5.00%, 7/01/23                                        5,500         5,872,735
Phoenix Civic Impt Corp Wtr Sys Rev
  5.00%, 7/01/18                                        6,555         7,089,428
Phoenix Health Facs Auth Hosp Rev
  (Children's Hosp) Ser 02A
  6.00%, 2/15/32                                        5,700         6,069,132
Phoenix Indl Dev Auth
  (Capital Mall LLC Proj) AMBAC Ser 05
  5.00%, 9/15/25                                        5,935         6,299,587


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 31


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Phoenix Indl Dev Auth SFMR
  (Mortgage Rev) GNMA Ser 02A-1 AMT
  5.75%, 9/01/33                                      $   115     $     116,619
Pima Cnty Indl Dev Auth MFHR
  (La Hacienda) GNMA Ser 99
  7.00%, 12/20/31                                       1,290         1,393,548
Pima Cnty Indl Dev Auth SFMR
  (Mortgage Rev) GNMA/FNMA AMT
  Ser 99B-1
  6.10%, 5/01/31                                          110           110,144
  Ser 01A-1
  5.35%, 11/01/24                                          70            70,111
Pima Cnty Indl Dev Auth Ed Rev
  (Horizon Cmnty Learning Ctr) Ser 05
  5.125%, 6/01/20                                       1,500         1,508,910
Pinal Cnty COP
  Ser 04
  5.00%, 12/01/24                                       3,780         3,931,200
Pinal Cnty Indl Dev Auth Correctional
  Facs Contract
  (Florence West Prison Proj) Ser 06A ACA
  5.25%, 10/01/22                                       1,400         1,491,868
Pinal Cnty Prop Corp.
  AMBAC Ser 01
  5.125%, 6/01/21                                       1,000         1,060,460
Queen Creek Impt Dist No. 001
  5.00%, 1/01/26                                          600           611,880
Show Low Assessment Dist No. 6
  (Torreon) ACA Ser 00
  6.00%, 1/01/18                                          955         1,016,827
Show Low Indl Dev Auth Hosp Rev
  (Navapache Regl Med Ctr) RADIAN Ser 05
  5.00%, 12/01/25                                       1,415         1,487,066
Stoneridge Cmnty Fac Dist
  Ser 01
  6.75%, 7/15/26                                        1,650         1,829,190
Sundance Cmnty Fac Dist
  Ser 02
  7.75%, 7/01/22                                        2,475         2,717,798
Tax Exempt Municipal Infrastructure Trust
  Ser 04B Class A
  4.05%, 12/01/08(a)                                    4,470         4,370,498
Tempe Excise Tax Rev
  5.00%, 7/01/24                                        1,035         1,102,006
Tolleson Indl Dev Auth MFHR
  (Copper Cove) GNMA Ser 01A AMT
  5.50%, 11/20/41                                       5,825         6,067,670
Tuscon & Pima Cnty Indl Dev Auth SFMA
  (Mtg Bkd Secs Prog) GNMA/FNMA/FHLMC
  Ser 01A-1 AMT
  6.35%, 1/01/34                                          955           958,686


32 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Tucson & Pima Hsg Fin Auth SFMR
  (Mortgage Rev) GNMA
  Ser 02A AMT
  5.50%, 1/01/35                                      $   550     $     559,350
Tucson Airport Auth Rev
  AMBAC Ser 01 AMT
  5.35%, 6/01/31                                        6,475         6,733,935
Tucson COP
  MBIA Ser 04A
  5.00%, 7/01/23-7/01/24                                6,100         6,466,731
Tucson Higher Ed
  (University of Arizona) AMBAC Ser 02A
  5.00%, 7/15/32                                        1,000         1,038,540
University Med Ctr Corp Hosp Rev
  5.00%, 7/01/35                                        3,500         3,586,940
University of Arizona COP
  (University of Arizona Projs) Ser 03B
  5.00%, 6/01/12                                        3,040         3,246,355
  5.25%, 6/01/14-6/01/15                                5,000         5,479,600
West Campus Hsg LLC Student Hsg Rev
  (Arizona State University West Campus)
  AMBAC Ser 05
  5.00%, 7/01/30                                        1,500         1,579,095
Yavapai Cnty Hosp Rev
  (Regl Med Ctr)
  RADIAN Ser 03A
  5.25%, 8/01/21                                        4,000         4,212,800
                                                                  -------------
                                                                    169,571,227
California-0.7%
California State GO
  5.00%, 2/01/33                                        1,405         1,457,210

Florida-0.8%
Double Branch Cmnty Dev Dist
  (Oakleaf Village) Ser 02A
  6.70%, 5/01/34                                          990         1,087,367
Fiddler's Creek Cmnty Dev Dist
  Ser 99B
  5.80%, 5/01/21                                          570           588,593
                                                                  -------------
                                                                      1,675,960
Puerto Rico-14.1%
Puerto Rico Comwlth GO
  (Pub Impt)
  Ser 01A
  5.50%, 7/01/19                                          500           563,070
  Ser 03A
  5.25%, 7/01/23                                          500           529,910
  Ser 06A
  5.25%, 7/01/23                                          575           621,868


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 33


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Puerto Rico Comwlth Govt Dev Bank
  Ser 06B
  5.00%, 12/01/15                                     $   500     $     536,020
Puerto Rico Convention Ctr Dist Auth
  Health Occupancy Tax Rev
  Ser 06A AMBAC
  5.00%, 7/01/18                                        6,000         6,555,780
Puerto Rico Elec Pwr Auth Rev
  XLCA Ser 02-1
  5.25%, 7/01/22(b)                                     8,000         8,640,080
Puerto Rico GO
  FGIC Ser 02A
  5.00%, 7/01/32                                        2,500         2,688,000
Puerto Rico Hsg Fin Auth
  (Cap Funding Prog)
  5.00%, 12/01/17                                       4,870         5,141,405
Puerto Rico Hwy & Trans Auth Rev
  FSA Ser 02D
  5.00%, 7/01/32                                        3,400         3,547,866
Puerto Rico Ind Fin Auth Health Fac
  (Ascension Health) Ser 00A
  6.125%, 11/15/30                                      1,500         1,658,940
                                                                  -------------
                                                                     30,482,939
Texas-0.9%
Texas Turnpike Auth Rev
  AMBAC Ser 02A
  5.50%, 8/15/39                                        1,750         1,888,758

Total Long-Term Municipal Bonds
  (cost $197,288,361)                                               205,076,094

Short-Term Municipal Notes(c)-4.1%
Alaska-1.4%
Valdez Marine Term Rev
  (BP Pipelines, Inc. Proj)
  Ser 03A
  3.85%, 6/01/37                                          500           500,000
  Ser 03 B
  3.85%, 7/01/37                                        2,500         2,500,000
                                                                  -------------
                                                                      3,000,000
Oklahoma-1.6%
Tulsa Cnty Indl Auth Rev
  (First Mtge) Ser 02A
  3.86%, 7/01/32                                        3,500         3,500,000

Utah-1.1%
Salt Lake Cnty PCR
  (Service Station Holdings Proj)
  3.85%, 2/01/08                                        2,500         2,500,000


34 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Total Short-Term Municipal Notes
  (cost $9,000,000)                                               $   9,000,000

Total Municipal Bonds & Notes
  (cost $206,288,361)                                               214,076,094

SHORT-TERM INVESTMENT-0.2%
Time Deposit-0.2%
The Bank of New York
  4.25%, 10/02/06
  (cost $427,000)                                        $427           427,000

Total Investments-99.1%
  (cost $206,715,361)                                               214,503,094
Other assets less liabilities-0.9%                                    1,892,365

Net Assets-100%                                                   $ 216,395,459


INTEREST RATE SWAP CONTRACTS (see Note D)


                                                         Rate Type
                                                -------------------------
                                                   Payment       Payment
                       Notional                      made      received        Unrealized
    Swap                Amount     Termination      by the        by the      Appreciation/
Counterparty            (000)          Date       Portfolio     Portfolio    (Depreciation)
--------------------------------------------------------------------------------------------
Citigroup, Inc.        $ 1,900        6/22/07        BMA*         2.962%        $ (8,641)
Goldman Sachs & Co.      1,000        1/05/07        BMA*         3.405%          (1,195)
JPMorgan Chase & Co.     1,800        4/05/07        BMA*         2.988%          (8,256)
JPMorgan Chase & Co.     1,000       10/01/07        BMA*         3.635%           1,091
Merrill Lynch            1,100        7/12/08        BMA*         3.815%           7,300
Merrill Lynch            1,000        8/09/26        BMA*         4.063%         (11,328)
Morgan Stanley           1,000       10/06/06        BMA*         3.217%            (925)

*  Variable interest based on the BMA (Bond Market Association)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 35


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the aggregate market value of this security amounted to $4,370,498 or 2.0% of net assets.

(b) Represents entire or partial position segregated as collateral for interest rate swap contracts.

(c) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Glossary of Terms:

ACA         - American Capital Access
AMBAC       - American Municipal Bond Assurance Corporation
AMT         - Alternative Minimum Tax
CONNIE LEE  - Connie Lee Insurance Company
COP         - Certificate of Participation
FGIC        - Financial Guaranty Insurance Company
FHLMC       - Federal Home Loan Mortgage Corporation
FNMA        - Federal National Mortgage Association
FSA         - Financial Security Assurance, Inc.
GNMA        - Government National Mortgage Association
GO          - General Obligation
MBIA        - Municipal Bond Investors Assurance
MFHR        - Multi-Family Housing Revenue
PCR         - Pollution Control Revenue
RADIAN      - Radian Group, Inc.
SFMR        - Single Family Mortgage Revenue
XLCA        - XL Capital Assurance, Inc.

See notes to financial statements.


36 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


FLORIDA PORTFOLIO
PORTFOLIO OF INVESTMENTS
September 30, 2006

                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES-97.8%
Long-Term Municipal Bonds-95.4%
Florida-86.2%
Beacon Tradeport Cmnty Dev Dist
  Ser 02B
  7.25%, 5/01/33                                      $   970     $   1,041,790
Bonnet Creek Resort Cmnty Dev Dist
  Ser 02
  7.25%, 5/01/18                                        2,000         2,188,860
Brevard Cnty Loc Opt Fuel Tax Rev
  FGIC Ser 05
  5.00%, 8/01/25                                        3,290         3,492,203
Capital Trust Agy Arpt Fac
  (Cargo Acq Grp)
  Ser 02 AMT
  6.25%, 1/01/19                                          500           532,260
  Ser 03 AMT
  5.75%, 1/01/32                                        2,000         2,095,140
Concorde Estates Cmnty Dev Dist
  Ser 04B
  5.00%, 5/01/11                                          900           905,364
Crossings at Fleming Island Cmnty Dev Dist
  (Eagle Harbor) Ser 00C
  7.10%, 5/01/30                                        2,240         2,367,994
Dade Cnty Hsg Fin Auth MFHR
  (Golden Lakes Apts) Ser 97A AMT
  6.00%, 11/01/32                                         250           256,388
  6.05%, 11/01/39                                         750           770,003
Deltona Util Sys Rev
  MBIA Ser 03
  5.125%, 10/01/27                                      2,440         2,589,157
Florida Hsg Fin Agy MFHR
  (Turtle Creek Apts) AMBAC Ser 96C AMT
  6.20%, 5/01/36                                        3,245         3,312,756
Florida Hsg Fin Corp MFHR
  (Cobblestone Apts)
  GNMA Ser 00K-1 AMT
  6.10%, 6/01/42                                        7,755         8,327,707
  (Logans Pointe Apts) FSA Ser 99 AMT
  6.00%, 6/01/39(a)                                     5,080         5,329,530
  (Mystic Pointe II) GNMA Ser 00 AMT
  6.30%, 12/01/41                                       1,165         1,241,680
  (Sabal Chase Apts) FSA Ser 00 AMT
  6.00%, 5/01/40                                        3,650         3,863,416
  (Spring Harbor Apts) Ser 99C-1 AMT
  5.90%, 8/01/39                                        2,540         2,628,595
  (Walker Ave Club) FSA Ser 00L-1 AMT
  6.00%, 12/01/38                                       3,435         3,580,575


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 37


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
  (Waverly Apts) FSA Ser 00C-1 AMT
  6.50%, 7/01/40                                      $ 2,790     $   2,960,999
Florida State Brd of Ed GO
  MBIA Ser 02A
  5.00%, 6/01/32(b)                                     2,500         2,622,375
Florida State Brd of Ed Lottery Rev
  Ser 03A
  5.00%, 7/01/19                                        4,890         5,265,454
Florida State Correctional Privatization
  Comm COP
  AMBAC Ser 04B
  5.00%, 8/01/24                                        3,330         3,537,859
Gateway Cmnty Dev Dist
  (Sun City) Ser 03B
  5.50%, 5/01/10                                          425           429,794
Hamal Cmnty Dev Dist
  Ser 01
  6.65%, 5/01/21                                        1,100         1,246,674
Herons Glen Recreation Dist
  Ser 99
  5.90%, 5/01/19                                        2,680         2,835,708
Highlands Cnty Health Facs Auth
  (Adventist/Sunbelt Hosp) Ser 01A
  6.00%, 11/15/31                                       2,000         2,237,960
Indian River Cnty Sch Brd COP
  Ser 05
  5.00%, 7/01/23                                        2,480         2,629,346
Indian Trace Dev Dist Spl Assesment
  (Water Management Spl Benefit)
  MBIA Ser 05
  5.00%, 5/01/22                                          680           729,048
Jacksonville Elec Auth
  AMBAC Ser 02B
  5.00%, 10/01/26                                       3,925         4,117,364
  MBIA Ser 02A
  5.50%, 10/01/41                                       5,000         5,043,900
  Ser 02A
  5.50%, 10/01/41                                       3,750         3,821,738
Lakeland Wtr & Wastewater Rev
  5.25%, 10/01/32                                      10,000        10,654,600
Lee Cnty Arpt Rev
  (Southwest Int'l Arpt) FSA Ser 00A AMT
  6.00%, 10/01/32                                      13,500        14,643,854
Lee Cnty Health Facs Auth Rev
  (Shell Point) Ser 99A
  5.50%, 11/15/29                                       2,000         2,049,020
Manatee Cnty Hsg Fin Agy SFMR
  (Mortgage Rev) GNMA
  Ser 99 AMT
  6.25%, 11/01/28                                         425           425,612


38 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Marshall Creek Cmnty Dev Dist
  Ser 02A
  6.625%, 5/01/32                                     $ 1,000     $   1,061,830
Miami Beach Health Facs Auth Rev
  (Mt Sinai Med Ctr) Ser 01A
  6.80%, 11/15/31                                       1,600         1,775,168
Miami-Dade Cnty Hsg Fin Agy MFHR
  (Cntry Club Villas Apts) Ser 99A AMT
  6.20%, 10/01/39                                       5,145         5,377,708
  (Marbrisa Apts) FSA Ser 00-2A AMT
  6.15%, 8/01/38                                        1,515         1,610,839
Miami-Dade Cnty Hsg Fin Auth SFMR
  (Home Ownership Mortgage) GNMA/FNMA
  Ser 00A-1 AMT
  6.00%, 10/01/32                                         950           959,415
Miromar Lakes Cmnty Dev Dist
  Ser 00A
  7.25%, 5/01/12                                        3,215         3,391,696
North Broward Hosp Dist Rev
  Ser 01
  Prerefunded
  6.00%, 1/15/31                                        1,500         1,647,525
  Unrefunded
  6.00%, 1/15/31                                          200           216,120
North Miami Health Facs Auth Rev
  (Catholic Health Svcs Oblig Grp)
  6.00%, 8/15/24                                        1,200         1,230,300
Northern Palm Beach Assessment Dist
  (Unit Dev 27B) Ser 02
  6.40%, 8/01/32                                        1,110         1,152,968
Northern Palm Beach Cnty Impt Dist
  (Mirasol Unit No. 43)
  6.10%, 8/01/21                                          655           685,287
  6.125%, 8/01/31                                       1,000         1,042,370
Orange Cnty Hosp Rev
  (Orlando Regl) Ser 02
  5.75%, 12/01/32                                       1,320         1,472,354
Orange Cnty Hsg Fin Auth MFHR
  (Loma Vista Proj) Ser 99G AMT
  5.50%, 3/01/32                                        2,000         2,018,560
Orange Cnty Health Facs Auth Rev
  (Mayflower Retirement Proj)
  Asset Gty Ser 99
  5.25%, 6/01/29                                        1,060         1,099,591
Orlando Util Cmnty Wtr & Elec Rev
  Ser 02C
  5.00%, 10/01/27                                       7,000         7,346,850
Palm Beach Cnty Ind Dev Rev
  (Lourdes-McKeen Residence) Ser 96
  6.625%, 12/01/26                                      4,000         4,099,080


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 39


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Palm Beach Cnty Pub Impt Rev
  (Biomedical Research Pk Proj) Ser 05A
  5.00%, 6/01/22                                      $ 7,000     $   7,454,930
Preserve at Wilderness Lake
  Cmnty Dev Dist
  Ser 02A
  7.10%, 5/01/33                                        1,470         1,605,740
South Miami Health Facs Hosp Rev
  (Baptist Health)
  5.25%, 11/15/33                                       2,000         2,095,100
St. Johns Cmnty Dev Dist
  (Julington Creek Plantation) Ser 97
  7.125%, 5/01/19                                       7,725         8,035,545
St. Johns Riv Pwr Pk Sys Rev
  Ser 21
  5.00%, 10/01/20                                       6,000         6,432,840
Tallahassee Hosp Rev
  (Tallahassee Memorial) Ser 00
  6.375%, 12/01/30                                      2,750         2,926,220
Tampa Higher Ed
  (Tampa University Proj) RADIAN Ser 02
  5.625%, 4/01/32                                       3,175         3,433,604
Village Ctr Cmnty Dev Dist
  5.125%, 10/01/28                                      1,000         1,065,740
Volusia Cnty Ed Fac Auth
  (Embry Riddle Aero University) Ser 99A
  5.75%, 10/15/29                                       2,000         2,085,800
Waterlefe Cmnty Dev Dist
  Ser 01
  6.95%, 5/01/31                                          695           741,530
West Palm Beach Cmnty Redev Agy
  (Northwood-Pleasant Cmnty Redev)
  5.00%, 3/01/25-3/01/29                                3,640         3,788,913
                                                                  -------------
                                                                    185,628,346
Arizona-0.3%
Queen Creek Impt Dist No. 001
  5.00%, 1/01/26                                          600           611,880

Colorado-0.2%
Vista Ridge Met Dist
  (Ltd Tax) Ser 06A RADIAN
  5.00%, 12/01/26                                         500           523,080

Illinois-1.2%
Chicago Increment Allocation Rev
  (Diversey/Narragansett Prog)
  7.46%, 2/15/26                                          830           891,203
Hampshire Spl Svc Area No. 14 Spl Tax
  (Lakewood Crossing Subdivision)
  5.80%, 3/01/26                                          775           785,300


40 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Manhattan
  (No. 04-1-Brookstone Springs Proj) Ser 05
  5.875%, 3/01/28                                     $   775     $     797,057
                                                                  -------------
                                                                      2,473,560
Louisiana-0.6%
Ernest N Morial Exhibit Hall Auth Spl Tax
  Sub-Ser 03A
  5.25%, 7/15/16-7/15/17                                1,185         1,265,290

Minnesota-0.7%
St. Paul Hsg & Redev Auth Hosp Rev
  (Healtheast Proj) Ser 05
  6.00%, 11/15/25                                         500           544,790
Western Minnesota Mun Pwr Agy
  Ser 06A FSA
  5.00%, 1/01/17                                          900           985,266
                                                                  -------------
                                                                      1,530,056
New Jersey-1.3%
Garden State Preservation Trust
  (Open Space & Farmland)
  FSA Ser 05A
  5.80%, 11/01/16                                       2,400         2,779,416

New York-0.2%
New York Liberty Dev Corp Rev
  (National Sports Museum Proj) Ser 06A
  6.125%, 2/15/19(c)                                      500           517,385

Ohio-1.5%
Cleveland Cuyahoga Port Auth
  Ser 01
  7.35%, 12/01/31                                       3,000         3,230,460

Puerto Rico-1.0%
Puerto Rico Comwlth GO
  (Pub Impt)
  Ser 01A
  5.50%, 7/01/19                                          500           563,070
  Ser 04A
  5.25%, 7/01/19                                          960         1,031,875
  Ser 06A
  5.25%, 7/01/23                                          600           648,906
                                                                  -------------
                                                                      2,243,851
Washington-2.2%
King Cnty Sch Dist No. 414 Lake
  Washington MBIA
  5.00%, 12/01/24                                       4,500         4,810,320

Total Long-Term Municipal Bonds
  (cost $196,018,375)                                               205,613,644


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 41


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Short-Term Municipal Notes(d)-2.4%
Florida-2.4%
Jacksonville Health Facs Auth Hosp Rev
  Ser 03A
  3.84%, 8/15/33                                      $ 4,145     $   4,145,000
Sarasota-Manatee Arpt Auth Arpt Rev
  3.84%, 8/01/14                                        1,000         1,000,000

Total Short-Term Municipal Notes
  (cost $5,145,000)                                                   5,145,000

Total Municipal Bonds & Notes
  (cost $201,163,375)                                               210,758,644

SHORT-TERM INVESTMENT-0.1%
Time Deposit-0.1%
The Bank of New York
  4.25%, 10/02/06
  (cost $186,000)                                         186           186,000

Total Investments-97.9%
  (cost $201,349,375)                                               210,944,644
Other assets less liabilities-2.1%                                    4,449,295

Net Assets-100%                                                   $ 215,393,939


FINANCIAL FUTURES CONTRACTS (see Note D)

                                                                           Value at
                     Number of                 Expiration    Original    September 30,    Unrealized
       Type          Contracts     Position       Month        Value         2006        Appreciation
-------------------------------------------------------------------------------------------------------
U.S. Treasury Note                              December
10 Yr Futures           74           Long         2006      $7,917,121    $7,996,625        $79,504

INTEREST RATE SWAP CONTRACTS (see Note D)

                                                          Rate Type
                                                  ------------------------
                                                   Payment       Payment
                       Notional                     made        received       Unrealized
    Swap                Amount      Termination    by the        by the       Appreciation/
Counterparty            (000)          Date       Portfolio     Portfolio    (Depreciation)
--------------------------------------------------------------------------------------------
Citigroup, Inc.        $ 2,200        6/22/07       BMA*          2.962%       $ (10,005)
Goldman Sachs & Co.      1,100        1/05/07       BMA*          3.405%          (1,315)
JPMorgan Chase & Co.     2,000        4/05/07       BMA*          2.988%          (9,173)
JPMorgan Chase & Co.     1,100       10/01/07      BMA *          3.635%           1,200
Merrill Lynch            1,100        7/12/08       BMA*          3.815%           7,300
Merrill Lynch            5,300       10/21/16       BMA*          4.129%         167,350
Morgan Stanley           1,100       10/06/06       BMA*          3.217%          (1,018)

*  Variable interest based on the BMA (Bond Market Association)


42 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


(a) Represents entire or partial position segregated as collateral for interest rate swap contracts.

(b) Position, or portion thereof with an aggregate market value of $136,364 has been segregated to collateralize margin requirements for open futures contracts.

(c)  Private Placement.

(d) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Glossary of Terms:

AMBAC  - American Municipal Bond Assurance Corporation
AMT    - Alternative Minimum Tax
COP    - Certificate of Participation
FGIC   - Financial Guaranty Insurance Company
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assurance, Inc.
GNMA   - Government National Mortgage Association
GO     - General Obligation
MBIA   - Municipal Bond Investors Assurance
MFHR   - Multi-Family Housing Revenue
RADIAN - Radian Group, Inc.
SFMR   - Single Family Mortgage Revenue

See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 43


MASSACHUSETTS PORTFOLIO
PORTFOLIO OF INVESTMENTS
September 30, 2006

                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES-98.8%
Long-Term Municipal Bonds-88.2%
Massachusetts-65.3%
Massachusetts Bay Trans Auth
  Ser 04A
  5.25%, 7/01/21(a)                                   $ 2,000     $   2,212,580
Massachusetts Dev Fin Agy
  (Massachusetts Biomedical) Ser 00C
  6.25%, 8/01/20                                        3,000         3,260,550
  (Worcester Redev) Asset Gty Ser 99
  5.25%, 6/01/19                                        2,350         2,461,390
Massachusetts Ed Fac
  (Massachusetts College of Pharmacy)
  Ser 99B
  6.75%, 7/01/30                                        3,350         3,706,273
  (Suffolk University) Ser 99
  5.85%, 7/01/29                                        1,375         1,466,726
Massachusetts Ed Fin Auth
  (Educational Loan) MBIA Ser 00G AMT
  6.00%, 12/01/16                                         975         1,000,789
Massachusetts Health & Edl Fac Auth
  (Berkshire Healthcare) Asset Gty Ser 01E
  5.70%, 10/01/25                                       4,000         4,352,920
  (Cape Cod Healthcare) Asset Gty Ser 01C
  5.25%, 11/15/31                                       2,600         2,744,144
  (Covenant Med Ctr) Ser 02
  6.00%, 7/01/31                                        2,500         2,730,900
  (New England Med Ctr) FGIC Ser 02H
  5.00%, 5/15/25                                        2,000         2,092,420
  (Partners Healthcare Sys) Ser 01C
  5.75%, 7/01/32                                        4,000         4,312,720
  (University of Massachusetts Proj) MBIA
  Ser 02C
  5.25%, 10/01/31(b)                                    6,440         6,893,439
  (Winchester Hosp) Ser 00E
  6.75%, 7/01/30                                        4,500         4,977,270
Massachusetts Hsg Fin Agy MFHR
  (Rental Mtg) AMT
  AMBAC Ser 95E
  6.00%, 7/01/41                                        4,125         4,384,421
  MBIA Ser 00H
  6.65%, 7/01/41                                        4,750         5,080,458
Massachusetts Ind Fin Agy MFHR
  (Heights Crossing) FHA Ser 95 AMT
  6.15%, 2/01/35                                        6,000         6,106,740


44 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Massachusetts Port Auth Spl Fac
  (Bosfuel Corp.) MBIA Ser 97 AMT
  6.00%, 7/01/36                                      $ 6,155     $   6,333,803
  (US Air Proj) MBIA Ser 96A AMT
  5.875%, 9/01/23                                       2,000         2,043,100
Massachusetts State Dev Fin Agy
  (Pharmacy & Allied Health) Ser 05D
  5.00%, 7/01/24                                        3,500         3,666,320
Massachusetts State GO
  Ser 02
  Prerefunded
  5.25%, 11/01/30                                       3,075         3,333,854
  Ser 05A
  5.00%, 3/01/17                                        5,000         5,394,600
Massachusetts State Sch Bldg Auth
  (Dedicated Sales Tax Rev) Ser 05A
  5.00%, 8/15/19                                        7,000         7,550,269
Massachusetts State Spl Oblig Rev
  (Cons Ln) Ser 05A
  5.00%, 6/01/23                                        1,500         1,603,125
Massachusetts State Wtr Pollutn Abatement
  (Pool Proj Bds) Ser 10
  5.00%, 8/01/24                                        5,000         5,312,100
                                                                  -------------
                                                                     93,020,911
Arizona-1.9%
Goodyear Indl Dev Auth Wtr & Sewer Rev
  (Litchfield Pk Svc Proj) Ser 01 AMT
  6.75%, 10/01/31                                       1,160         1,270,467
Stoneridge Cmnty Fac Dist
  Ser 01
  6.75%, 7/15/26                                        1,265         1,402,379
                                                                  -------------
                                                                      2,672,846
California-0.7%
California State GO
  5.25%, 11/01/25                                       1,000         1,069,970

Colorado-0.4%
Murphy Creek Met Dist No. 3
  (Ref & Impt) Ser 06
  6.00%, 12/01/26                                         500           531,310

Florida-1.3%
Crossings at Fleming Island
  Cmnty Dev Dist
  (Eagle Harbor) Ser 00C
  7.10%, 5/01/30                                        1,750         1,849,995


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 45


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Georgia-0.4%
Atlanta Tax Allocation
  (Eastside Proj) Ser 05B
  5.60%, 1/01/30                                      $   500     $     518,665

Illinois-0.6%
Bolingbrook Sales Tax Rev
  6.25%, 1/01/24                                          500           480,270
Plano Spl Svc Area No. 3 Spl Tax
  (Lakewood Springs Proj) Ser 05A
  5.95%, 3/01/28                                          395           402,592
                                                                  -------------
                                                                        882,862
Nevada-1.4%
Clark Cnty Impt Dist No. 142
  Ser 03
  6.10%, 8/01/18                                        1,000         1,037,020
Henderson Loc Impt Dist
  Ser 03
  5.80%, 3/01/23                                          920           950,848
                                                                  -------------
                                                                      1,987,868
New Jersey-2.0%
Garden State Presevation Trust
  (Open Space & Farmland) Ser 05A
  5.80%, 11/01/17                                       2,500         2,884,825

Puerto Rico-14.2%
Puerto Rico Comwlth GO
  (Pub Impt)
  Ser 01A
  5.50%, 7/01/19                                          500           563,070
  Ser 06A
  5.25%, 7/01/22                                          500           541,585
Puerto Rico Comwlth Govt Dev Bank
  Ser 06B
  5.00%, 12/01/15                                         500           536,020
Puerto Rico Comwlth Hwy & Trans Auth Rev
  FGIC Ser 03G
  5.25%, 7/01/14                                        4,225         4,630,811
  FGIC Subordiante Ser 03
  5.25%, 7/01/14                                        4,410         4,833,581
Puerto Rico Elec Pwr Auth Rev
  XLCA Ser 02-1
  5.25%, 7/01/22                                        6,400         6,912,063
Puerto Rico Hsg Fin Auth
  (Cap Fd Prog) HUD LN
  5.00%, 12/01/20                                       1,740         1,836,205
Puerto Rico Municipal Fin Agy
  Ser 05A
  5.25%, 8/01/23                                          275           295,675
                                                                  -------------
                                                                     20,149,010


46 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Total Long-Term Municipal Bonds
  (cost $118,898,725)                                             $ 125,568,262

Short-Term Municipal Notes(c)-10.6%
Alaska-1.8%
Valdez Marine Term Rev
  (BP Pipelines, Inc. Proj)
  Ser 03B
  3.85%, 7/01/37                                      $ 1,000         1,000,000
  Ser 03C
  3.85%, 7/01/37                                        1,500         1,500,000
                                                                  -------------
                                                                      2,500,000
Massachusetts-7.0%
Massachusetts Dev Fin Agy Rev
  (Higher Ed-Smith College) Ser 02
  3.65%, 7/01/29                                        4,000         4,000,000
Massachusetts Health & Edl Facs Auth Rev
  (Cap Asset Prog)
  Ser 85C
  3.80%, 7/01/10                                          500           500,000
  Ser 85E
  3.80%, 1/01/35                                          500           500,000
  (Harvard University) Ser 99R
  3.84%, 11/01/49                                       4,000         4,000,000
Massachusetts State GO
  Ser 06A
  3.82%, 3/01/26                                        1,000         1,000,000
                                                                  -------------
                                                                     10,000,000
New York-1.8%
New York City Mun Wtr Fin Auth Wtr & Swr
  Sys Rev
  (2nd Gen Resolution) Ser 05 AA-1
  3.84%, 6/15/32                                        2,500         2,500,000

Total Short-Term Municipal Notes
  (cost $15,000,000)                                                 15,000,000

Total Municipal Bonds & Notes
  (cost $133,898,725)                                               140,568,262

SHORT-TERM INVESTMENT-0.0%
Time Deposit-0.0%
The Bank of New York
  4.25%, 10/02/06
  (cost $102,000)                                         102           102,000

Total Investments-98.8%
  (cost $134,000,725)                                               140,670,262
Other assets less liabilities-1.2%                                    1,672,016

Net Assets-100%                                                   $ 142,342,278


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 47


FINANCIAL FUTURES CONTRACTS (see Note D)

                                                                          Value at
                    Number of                  Expiration   Original    September 30,     Unrealized
     Type           Contracts     Position        Month       Value         2006         Appreciation
-------------------------------------------------------------------------------------------------------
U.S. Treasury Note                              December
10 Yr Futures           30           Long         2006      $3,209,644    $3,241,875        $32,231

INTEREST RATE SWAP CONTRACTS (see Note D)

                                                        Rate Type
                                                 ------------------------
                                                  Payment        Payment
                       Notional                     made        received        Unrealized
    Swap                Amount      Termination    by the        by the        Appreciation/
Counterparty            (000)          Date       Portfolio     Portfolio     (Depreciation)
--------------------------------------------------------------------------------------------
Citigroup, Inc.         $1,400        6/22/07       BMA*          2.962%       $  (6,367)
Goldman Sachs & Co.        700        1/05/07       BMA*          3.405%            (836)
JPMorgan Chase & Co.       700       10/01/07       BMA*          3.635%             764
Merrill Lynch              700        7/12/08       BMA*          3.815%           4,645
Merrill Lynch            5,100       10/01/16       BMA*          4.148%         170,002
Morgan Stanley             700       10/06/06       BMA*          3.217%            (648)
Morgan Stanley           1,200        4/05/07       BMA*          2.988%          (5,504)

*  Variable interest based on the BMA (Bond Market Association)

(a) Position, or portion thereof with an aggregate market value of $66,377, has been segregated to collateralize margin requirements for open future contracts.

(b) Represents entire or partial position segregated as collateral for interest rate swap contracts.

(c) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Glossary of Terms:

AMBAC  - American Municipal Bond Assurance Corporation
AMT    - Alternative Minimum Tax
FGIC   - Financial Guaranty Insurance Company
FHA    - Federal Housing Authority
GO     - General Obligation
HUD LN - Department of Housing and Urban Development
MBIA   - Municipal Bond Investors Assurance
MFHR   - Multi-Family Housing Revenue
XLCA   - XL Capital Assurance, Inc.

See notes to financial statements.


48 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


MICHIGAN PORTFOLIO
PORTFOLIO OF INVESTMENTS
September 30, 2006

                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS-97.1%
Long-Term Municipal Bonds-97.1%
Michigan-75.1%
Allen Park Pub Sch Dist GO
  (Sch Bldg & Site) Ser 03
  5.00%, 5/01/13-5/01/22                              $15,510     $  16,566,555
Cedar Springs Pub Sch Dist
  Ser 03
  5.00%, 5/01/28                                        1,835         1,920,658
Charles Stewart Mott Cmnty College
  (Cmnty College Facs) MBIA
  5.00%, 5/01/21                                        1,675         1,786,756
Detroit GO AMBAC
  Ser 04A-1
  5.25%, 4/01/22                                        6,930         7,402,696
Detroit Sch Brd
  (Sch Brd Loan Fund) FSA Ser 01A
  5.125%, 5/01/31                                       2,900         3,115,441
Detroit Tax Increment
  (Daimler/Chrysler Assembly Plant)
  Ser 98A
  5.50%, 5/01/21                                        1,625         1,554,833
Detroit Water Supply Sys
  FGIC Ser 01B
  5.50%, 7/01/33                                        3,550         3,877,878
Genesee Cnty GO
  (Water Supply Sys) AMBAC Ser 04
  5.00%, 11/01/26                                       3,000         3,177,570
Kalamazoo Hosp Fin Auth
  (Borgess Med Ctr) FGIC Ser 94A
  6.71%, 6/01/11(a)                                     2,360         2,373,499
Kent Hosp Fin Auth Rev
  (Metropolitan Hosp Proj) Ser 05A
  5.75%, 7/01/25                                          210           227,048
Lansing Water & Elec Sys
  FSA Ser 03A
  5.00%, 7/01/25                                        2,200         2,311,496
Michigan Higher Ed Fac
  (Hope College) Ser 02A
  5.90%, 4/01/32                                        3,465         3,710,876
Michigan Higher Ed Student Loan Auth
  AMBAC Ser 17G AMT
  5.20%, 9/01/20                                        3,500         3,671,990
Michigan Hosp Fin Auth
  (Crittenton Hosp) Ser 02A
  5.625%, 3/01/27                                       1,250         1,340,300
  (Trinity Health) Ser 00A
  6.00%, 12/01/27                                       1,485         1,623,387


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 49


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Michigan Hosp Fin Auth Rev
  (Chelsea Cmnty Hosp Oblig)
  5.00%, 5/15/25                                      $   415     $     423,715
  (Marquette Gen Hosp Oblig Grp A)
  5.00%, 5/15/26                                          785           801,485
Michigan Hsg Dev Auth MFHR
  (Arbor Pointe) GNMA Ser 99
  5.40%, 6/20/40                                        1,810         1,856,698
  (Danbury Manor) FNMA Ser 02A AMT
  5.30%, 6/01/35(a)                                     2,490         2,583,275
  (Oakbrook Village Proj) GNMA Ser 00A AMT
  6.50%, 1/20/42                                        2,970         3,170,148
  (Rental Rev) AMBAC Ser 97A AMT
  6.10%, 10/01/33(b)                                    5,400         5,573,719
  (Rental Rev) Ser 02A AMT
  5.50%, 10/20/43                                       1,950         2,030,496
Michigan Municipal Bond Auth Rev
  (Sch Dist City Of Detroit) FSA
  5.00%, 6/01/20                                        2,000         2,128,480
Michigan State
  (Trunk Line Fund) FSA
  Ser 01A
  5.25%, 11/01/30                                       4,000         4,301,600
Michigan Strategic Fund
  (Detroit Edison) XLCA Ser 02C AMT
  5.45%, 12/15/32                                       3,000         3,195,810
Michigan Strategic Fund Health Fac
  (Autumn Wood) GNMA Ser 02A
  5.20%, 12/20/22                                       3,000         3,183,510
  (Holland Home) Ser 98
  5.75%, 11/15/18-11/15/28                              2,000         2,105,660
North Muskegon Sch Dist
  Ser 03
  5.25%, 5/01/28                                        1,500         1,641,885
Olivet Sch Brd Fund
  Ser 02
  5.125%, 5/01/28                                       1,065         1,153,491
Ovid Elsie Schs Brd Fund
  Ser 02
  5.00%, 5/01/25                                        2,650         2,852,248
Plymouth Edl Ctr Chrtr Sch Pub Sch
  Academy Rev
  Ser 05
  5.125%, 11/01/18                                      1,050         1,068,333
Pontiac Tax Increment Fin Auth
  (Dev Area No. 3) Ser 02
  6.25%, 6/01/22                                        1,280         1,379,814
Royal Oak Hosp Fin Auth
  (William Beaumont Hosp) MBIA Ser 01M
  5.25%, 11/15/35                                       3,200         3,326,176


50 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Saginaw Hosp Fin Auth
  (Convenant Med Ctr) Ser 00F
  6.50%, 7/01/30                                      $ 1,770     $   1,947,212
Southfield Michigan Libr Bldg Auth MBIA
  5.00%, 5/01/25                                        3,340         3,523,232
                                                                  -------------
                                                                    102,907,970
California-1.7%
California Health Fac Fin Auth
  (Sutter Health) Ser 00A
  6.25%, 8/15/35                                        1,100         1,217,161
California State GO
  5.25%, 11/01/25                                       1,000         1,069,970
                                                                  -------------
                                                                      2,287,131
Florida-4.3%
Collier Cnty Cmnty Dist
  (Fiddlers Creek) Ser 96
  7.50%, 5/01/18                                        1,275         1,303,509
Crossings at Fleming Island Cmnty Dev Dist
  (Eagle Harbor) Ser 00C
  7.10%, 5/01/30                                        1,835         1,939,852
Double Branch Cmnty Dev Dist
  (Oakleaf Village) Ser 02A
  6.70%, 5/01/34                                          975         1,070,891
Gateway Cmnty Dev Dist
  (Sun City) Ser 03B
  5.50%, 5/01/10                                          420           424,738
Northern Palm Beach Assessment Dist
  (Unit Dev 27B) Ser 02
  6.40%, 8/01/32                                          780           810,194
Waterlefe Cmnty Dev Dist
  Ser 01B
  6.25%, 5/01/10                                          385           388,403
                                                                  -------------
                                                                      5,937,587
Illinois-1.1%
Antioch Village Spcl Svc Area
  (Clublands Proj) Ser 03
  6.625%, 3/01/33                                         500           527,565
  (Deercrest Proj) Ser 03
  6.625%, 3/01/33                                         500           527,565
Plano Spl Svc Area No. 3 Spl Tax
  (Lakewood Springs Proj) Ser 05A
  5.95%, 3/01/28                                          395           402,592
                                                                  -------------
                                                                      1,457,722
Puerto Rico-14.9%
Puerto Rico Comwlth GO
  (Pub Impt)
  Ser 01A
  5.50%, 7/01/19                                          500           563,070
  Ser 06A
  5.25%, 7/01/22                                          500           541,585


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 51


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Puerto Rico Elec Pwr Auth Rev
  XLCA Ser 02-1
  5.25%, 7/01/22                                      $ 5,000     $   5,400,049
Puerto Rico Hsg Fin Auth
  5.00%, 12/01/17                                       3,160         3,336,107
Puerto Rico Hsg Fin Corp SFMR
  (Mortgage Rev) AMT
  Ser 01B GNMA
  5.50%, 12/01/23                                       2,010         2,061,235
  (Mortgage Rev) Ser 01C AMT
  5.30%, 12/01/28                                       1,770         1,805,683
Puerto Rico Ind Fin Auth Health Fac
  (Ascension Health) Ser 00A
  6.125%, 11/15/30                                      3,000         3,317,880
Puerto Rico Municipal Fin Agy
  Ser 05A
  5.25%, 8/01/23                                          275           295,675
Puerto Rico Pub Fin Corp.
  MBIA Ser 01A
  5.00%, 8/01/31                                        2,875         3,063,485
                                                                  -------------
                                                                     20,384,769
Total Long-Term Municipal Bonds
  (cost $127,146,084)                                               132,975,179

SHORT-TERM INVESTMENT -0.1%
Time Deposit-0.1%
The Bank of New York
  4.25%, 10/02/06
  (cost $187,000)                                         187           187,000

Total Investments-97.2%
  (cost $127,333,084)                                               133,162,179
Other assets less liabilities-2.8%                                    3,844,730

Net Assets-100%                                                   $ 137,006,909


INTEREST RATE SWAP CONTRACTS (see Note D)

                                                         Rate Type
                                                  ------------------------
                                                   Payment       Payment
                       Notional                     made        received       Unrealized
    Swap                Amount      Termination    by the        by the       Appreciation/
Counterparty            (000)          Date       Portfolio     Portfolio    (Depreciation)
--------------------------------------------------------------------------------------------
Citigroup, Inc.        $ 1,400        6/22/07       BMA*          2.962%       $  (6,367)
Goldman Sachs & Co.        700        1/05/07       BMA*          3.405%            (837)
JPMorgan Chase & Co.     1,300        4/05/07       BMA*          2.988%          (5,962)
JPMorgan Chase & Co.       700       10/01/07       BMA*          3.635%             764
Merrill Lynch              700        7/12/08       BMA*          3.815%           4,645
Merrill Lynch            6,200       10/01/16       BMA*          4.148%         206,669
Morgan Stanley             700       10/06/06       BMA*          3.217%            (648)

*  Variable interest based on the BMA (Bond Market Association)


52 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


(a) Inverse floater--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(b) Represents entire or partial position segregated as collateral for interest rate swap contracts.

Glossary of Terms:

AMBAC - American Municipal Bond Assurance Corporation
AMT   - Alternative Minimum Tax
FGIC  - Financial Guaranty Insurance Company
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance, Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
MBIA  - Municipal Bond Investors Assurance
MFHR  - Multi-Family Housing Revenue
SFMR  - Single Family Mortgage Revenue
XLCA  - XL Capital Assurance, Inc.

See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 53


MINNESOTA PORTFOLIO
PORTFOLIO OF INVESTMENTS
September 30, 2006

                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES-102.9%
Long-Term Municipal Bonds-97.6%
Minnesota-97.6%
Bemidji Health Fac
  (North Country Health Svcs) RADIAN Ser 02
  5.00%, 9/01/31                                      $ 1,500     $   1,549,470
Brooklyn Park MFHR
  (Brooks Landing) FNMA Ser 99A AMT
  5.50%, 7/01/19                                        1,355         1,408,658
Cass Lake Sch Dist FGIC
  5.00%, 2/01/26                                        1,760         1,851,379
Chaska Elec Rev
  (Generating Facs) Ser 05A
  5.25%, 10/01/25                                       1,000         1,079,510
Farmington Indpt Sch Dist No. 192
  FSA Ser 05B
  5.00%, 2/01/24                                        3,875         4,124,278
Golden Valley Health Fac
  (Convenant Retirement Cmnty) Ser 99A
  5.50%, 12/01/29                                       1,000         1,035,340
Little Canada MFHR
  (Cedars Lakeside Apts) GNMA Ser 97A
  5.95%, 2/01/32                                        2,650         2,713,097
Minneapolis & St. Paul Arpt Rev
  FGIC Ser 00B AMT
  6.00%, 1/01/21                                        3,455         3,703,069
  MBIA Ser 03A
  5.00%, 1/01/28                                        1,500         1,564,350
Minneapolis Common Bond Fund
  Ser 97-2 AMT
  6.20%, 6/01/17                                        1,325         1,346,876
  Ser 01G-3
  5.45%, 12/01/31                                       1,500         1,628,760
Minneapolis Health Care Sys Rev
  (Fairview Health Svcs) Ser 05D
  5.00%, 11/15/30                                       1,000         1,056,910
Minneapolis Hosp Rev
  (Allina Health Sys) Ser 02A
  5.75%, 11/15/32                                       1,500         1,618,275
Minneapolis MFHR
  (Bottineau Commons Proj) GNMA Ser 02 AMT
  5.45%, 4/20/43                                        2,000         2,060,620
  (Sumner Field) GNMA Ser 02 AMT
  5.60%, 11/20/43                                       2,505         2,589,995
Minneapolis Pkg Assmt GO
  MBIA Ser 02
  5.25%, 12/01/26                                       2,000         2,178,420


54 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Minnesota Agric & Eco Dev
  (Small Business Loan Proj) AMT
  Ser 00C
  7.25%, 8/01/20                                      $ 1,000     $   1,055,520
  Ser 00D
  7.25%, 8/01/20                                        1,000         1,055,520
Minnesota Agric & Eco Dev Health Fac
  (Benedictine Health Sys) MBIA Ser 99
  5.125%, 2/15/29(a)(b)                                 4,000         4,157,239
  (Evangelical Lutheran Proj) Ser 02
  6.00%, 2/01/22-2/01/27                                2,880         3,131,475
  (Prerefunded-Health Care Sys) Ser 00A
  6.375%, 11/15/29                                      1,700         1,894,174
Minnesota Higher Ed Fac Auth
  (College Art & Design) Ser 00-5D
  6.75%, 5/01/26                                        1,000         1,103,340
  (Hamline University) Ser 99-5B
  6.00%, 10/01/29                                       1,250         1,313,713
  (St. Catherine College)
  5.375%, 10/01/32                                      1,000         1,052,470
  (University of St. Thomas) Ser 04-5
  5.00%, 10/01/24                                       1,000         1,053,140
  5.25%, 10/01/34                                       1,000         1,064,370
Minnesota Hsg Fin Agy SFMR
  Ser 96F AMT
  6.30%, 1/01/28                                          655           663,358
  Ser 96G AMT
  6.25%, 7/01/26                                        1,015         1,027,931
  Ser 98H AMT
  6.05%, 7/01/31                                        1,880         1,915,513
Minnesota Municipal Pwr Agy Elec
  Ser 04A
  5.25%, 10/01/24                                         500           536,730
Minnesota Municipal Pwr Agy Elec Rev
  5.25%, 10/01/21                                       3,000         3,259,620
Minnetonka MFHR
  (Archer Heights Apts Proj)
  GNMA Ser 99A AMT
  5.30%, 1/20/27                                        1,620         1,672,277
North St. Paul Maplewood Indpt Sch Dist No. 622
  Ser 06B FSA
  5.00%, 8/01/20(c)                                     3,425         3,710,474
Prior Lake Indpt Sch Dist No. 719
  (School Bldg) Ser 05B FSA
  5.00%, 2/01/23                                        3,350         3,570,397
Seaway Port Auth Duluth
  Indl Dev Dock & Wharf
  (Cargill, Inc. Proj) Ser 04
  4.20%, 5/01/13                                        2,150         2,148,710


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 55


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Shakopee Health Care Facs
  (St. Francis Regl Med Ctr) Ser 04
  5.10%, 9/01/25                                      $   600     $     625,734
Shoreview MFHR
  (Lexington Shores Proj)
  GNMA Ser 01A AMT
  5.55%, 8/20/42                                        1,445         1,486,789
St. Paul Recreational Facs Gross Rev
  (Highland National Proj)
  5.00%, 10/01/20-10/01/25                              2,750         2,939,033
St. Cloud Hosp Rev
  (Saint Cloud Hosp) FSA Ser 00A
  5.875%, 5/01/30                                       3,750         4,035,262
St. Paul Hsg & Redev Auth Hosp Rev
  (Healtheast Proj) Ser 05
  6.00%, 11/15/25                                         500           544,790
St. Paul MFHR
  (Burlington Apt-8) GNMA
  5.35%, 5/01/31                                        1,550         1,565,531
St. Paul Pkg Auth Rev
  (Block 19 Ramp) FSA Ser 02A
  5.35%, 8/01/29                                        3,075         3,280,656
St. Paul Port Auth Lease Rev
  (Cedar Street Office Building) Ser 03
  5.00%, 12/01/23                                       1,000         1,053,390
  Ser 02
  5.25%, 12/01/27                                       1,725         1,829,984
Waconia Health Care Fac Rev
  (Ridgeview Med Ctr) RADIAN Ser 99A
  6.125%, 1/01/29                                       3,415         3,645,103
Western Municipal Pwr Agy
  Ser 06A FSA
  5.00%, 1/01/17                                          700           766,318
Western Power Agy
  MBIA Ser 03A
  5.00%, 1/01/26-1/01/30                                3,100         3,247,896
White Bear Lake MFHR
  (Renova Partners Proj)
  FNMA Ser 01 AMT
  5.60%, 10/01/30                                       1,000         1,035,650
Willmar Hosp Rev
  (Rice Mem Hosp Proj) FSA Ser 02
  5.00%, 2/01/32                                        2,000         2,090,220

Total Long-Term Municipal Bonds
  (cost $90,698,689)                                                 95,041,334

Short-Term Municipal Notes(d)-5.3%
Massachusetts-0.2%
Massachusetts Health & Edl Facs Auth Rev
  (Capital Asset Prog) Ser 85C
  3.80%, 7/01/10                                          200           200,000


56 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Minnesota-4.6%
Minnesota Higher Ed Facs Auth Rev
  (Carleton College) Ser 05D
  3.55%, 4/01/35                                      $ 4,500     $   4,500,000

Oklahoma-0.5%
Tulsa Cnty Indl Auth Rev
  (First Mtge) Ser 02A
  3.86%, 7/01/32                                          500           500,000

Total Short-Term Municipal Notes
  (cost $5,200,000)                                                   5,200,000

Total Municipal Bonds & Notes
  (cost $95,898,689)                                                100,241,334

SHORT-TERM INVESTMENT-0.2%
Time Deposit-0.2%
The Bank of New York
  4.25%, 10/02/06
  (cost $156,000)                                         156           156,000

Total Investments-103.1%
  (cost $96,054,689)                                                100,397,334
Other assets less liabilities-(3.1%)                                 (3,013,403)

Net Assets-100%                                                   $  97,383,931


INTEREST RATE SWAP CONTRACTS (see Note D)

                                                         Rate Type
                                                  ------------------------
                                                  Payment        Payment
                       Notional                    made          received      Unrealized
    Swap                Amount     Termination    by the          by the      Appreciation/
Counterparty            (000)          Date      Portfolio      Portfolio    (Depreciation)
--------------------------------------------------------------------------------------------
Citigroup, Inc.         $1,000        6/22/07       BMA*          2.962%       $  (4,548)
Goldman Sachs & Co.        500        1/05/07       BMA*          3.405%            (597)
JPMorgan Chase & Co.       900        4/05/07       BMA*          2.988%          (4,128)
JPMorgan Chase & Co.       500       10/01/07       BMA*          3.635%             545
Merrill Lynch              500        7/12/08       BMA*          3.815%           3,318
Merrill Lynch            3,500        8/01/16       BMA*          4.071%          99,091
Morgan Stanley             500       10/06/06       BMA*          3.217%            (463)

*  Variable interest based on the BMA (Bond Market Association)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 57


(a) Represents entire or partial position segregated as collateral for interest rate swap contracts.

(b) Represents entire or partial position segregated as collateral for when issued and delayed delivery securities.

(c)  When-Issued security.

(d) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Glossary of Terms:

AMT    - Alternative Minimum Tax
FGIC   - Financial Guaranty Insurance Company
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assurance, Inc.
GNMA   - Government National Mortgage Association
GO     - General Obligation
MBIA   - Municipal Bond Investors Assurance
MFHR   - Multi-Family Housing Revenue
RADIAN - Radian Group, Inc.
SFMR   - Single Family Mortgage Revenue

See notes to financial statements.


58 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


NEW JERSEY PORTFOLIO
PORTFOLIO OF INVESTMENTS (As Restated-See Note K)
September 30, 2006

                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES-103.3%
Long-Term Municipal Bonds-101.7%
New Jersey-89.6%
Bergen Cnty Impt Auth Sch
  (Wyckoff Twp Brd Ed Proj) Ser 05
  5.00%, 4/01/25                                      $ 1,555     $   1,651,068
Hoboken Parking Auth
  AMBAC Ser 01A
  5.30%, 5/01/27                                        3,700         4,032,445
Lafayette Yard Com Dev Corp.
  (Conv Ctr Hotel Proj) MBIA Ser 00
  5.80%, 4/01/35                                        2,100         2,273,166
Middlesex Cnty MFHR
  FNMA Ser 01 AMT
  5.25%, 7/01/21                                          750           795,735
Morris-Union Jointure Commn COP
  RADIAN Ser 04
  5.00%, 5/01/24                                        2,200         2,302,960
New Jersey Eco Dev Auth
  (American Wtr Co.) FGIC AMT
  6.875%, 11/01/34                                      5,000         5,011,650
  (Anheuser-Busch) Ser 95 AMT
  5.85%, 12/01/30                                       2,500         2,539,750
  (Hackensack Wtr Co.)
  MBIA Ser 94B AMT
  5.90%, 3/01/24                                        4,000         4,035,880
  (Kapkowski Rd) Ser 98B
  6.50%, 4/01/28                                        4,500         5,467,770
  (Liberty State Park Proj) Ser A
  5.00%, 3/01/24                                        1,500         1,587,405
  (Masonic Charity Foundation Proj)
  Ser 01
  5.50%, 6/01/31                                        1,000         1,072,670
  Ser 02
  5.25%, 6/01/24                                          540           577,130
  (NUI Corp.) ACA Ser 98A AMT
  5.25%, 11/01/33                                       3,700         3,789,688
  (Pub Svc Elec & Gas) MBIA Ser 94A AMT
  6.40%, 5/01/32                                        5,000         5,006,600
  (Sch Facs Construction)
  5.25%, 3/01/25                                        3,300         3,557,763
New Jersey Eco Dev Auth Sch Fac
  2001 Series A
  5.00%, 6/15/21(c)                                     9,000         9,555,570
  5.25%, 9/01/24                                        2,510         2,781,808
New Jersey Health Care Fac
  (Atlantic City Med Ctr) Ser 02
  5.75%, 7/01/25                                        1,875         1,995,206


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 59


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
  (Bayshore Cmnty Hosp) RADIAN Ser 02
  5.125%, 7/01/32                                     $ 9,250     $   9,626,105
  (Capital Health Sys) Ser 03
  5.00%, 7/01/26                                        1,250         1,289,575
  (Good Shepherd) RADIAN Ser 01A
  5.20%, 7/01/31                                        1,350         1,410,359
  (Kennedy Health Sys) Ser 01
  5.625%, 7/01/31                                       2,700         2,867,238
  (Newton Memorial Hosp) FSA Ser 01
  5.00%, 7/01/26                                        1,500         1,565,160
  (Palisades Med Ctr) ACA Ser 99
  5.25%, 7/01/28                                        1,000         1,024,450
  (Southern Ocean County Hosp) RADIAN
  Ser 01
  5.125%, 7/01/31                                       4,500         4,682,880
  (Wood Johnson) Ser 00
  5.75%, 7/01/31                                        3,350         3,597,398
New Jersey Health Care Facs Fin Auth Rev
  (St. Clare's Hosp, Inc.) RADIAN Ser 04A
  5.25%, 7/01/23                                        2,085         2,214,124
New Jersey Higher Ed
  (Student Loan) MBIA Ser 00A AMT
  6.15%, 6/01/19                                          870           893,603
New Jersey Hsg & Mtg Fin Agy MFHR
  (Rental Hsg) FSA Ser 00A1 AMT
  6.35%, 11/01/31                                       2,000         2,100,140
New Jersey State Ed Facs Auth Rev
  (Higher Ed Cap Impt) Ser 02A
  5.125%, 9/01/22                                       2,500         2,657,425
  (Princeton University) Ser 05A
  5.00%, 7/01/23                                        3,480         3,729,064
  (Ramapo College of New Jersey)
  AMBAC Ser 01D
  5.00%, 7/01/31                                        1,000         1,039,680
  FGIC Ser 04E
  5.00%, 7/01/23-07/01/28                               3,250         3,449,325
New Jersey State Trans Auth
  (Trans Sys) Ser 03C
  5.50%, 6/15/24                                        3,750         4,165,725
New Jersey Trans Trust Fund
  FGIC Ser 06A
  5.00%, 6/15/18                                        3,400         3,682,234
Newark Hsg Auth
  (Newark Marine Terminal) MBIA Ser 04
  5.25%, 1/01/21-1/01/22(a)                             3,580         3,891,567
North Hudson Swr Auth
  MBIA Ser 01A
  Zero coupon, 8/01/24                                 12,340         5,592,118
Port Auth of NY & NJ
  (121st) MBIA Ser 00
  5.375%, 10/15/35                                      5,000         5,135,600


60 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
  (126th) FGIC Ser 02
  5.25%, 5/15/37                                      $ 2,500     $   2,638,200
  (JFK Int'l Arpt Proj) MBIA Ser 97-6 AMT
  5.75%, 12/01/22                                       7,675         7,987,756
Salem Cnty PCR
  (PSE&G Pwr) Ser 01A AMT
  5.75%, 4/01/31                                        1,500         1,608,885
South Jersey Port Corp.
  (Marine Terminal) AMT
  5.20%, 1/01/23                                        1,000         1,048,190
South Jersey Trans Auth
  (Raytheon Aircraft Svcs) Ser 97A AMT
  6.15%, 1/01/22                                          335           340,132
Union Cnty Impt Auth
  MBIA Ser 03A
  5.25%, 8/15/23                                        2,885         3,122,839
Vineland Swr Rev
  (Landis Sewerage) FGIC Ser 93C
  7.935%, 9/19/19                                       3,250         3,965,910
                                                                  -------------
                                                                    143,359,946
California-0.7%
California State GO
  5.25%, 11/01/25                                       1,000         1,069,970

Colorado-0.3%
Northwest Met Dist No. 3 GO
  6.125%, 12/01/25                                        500           530,570

Florida-3.4%
Crossings at Fleming Island Cmnty Dev Dist
  (Eagle Harbor) Ser 00C
  7.10%, 5/01/30                                        2,500         2,642,850
Double Branch Cmnty Dev Dist
  (Oakleaf Village) Ser 02A
  6.70%, 5/01/34                                          990         1,087,367
Hammock Bay Cmnty Dev Dist
  (Spl Assessment) Ser 04A
  6.15%, 5/01/24                                          300           321,453
Northern Palm Beach Assessment Dist
  (Unit Dev 27B) Ser 02
  6.40%, 8/01/32                                        1,265         1,313,968
                                                                  -------------
                                                                      5,365,638
Guam-0.3%
Guam Govt Wtrwks Auth Wtr & Wastewtr Sys Rev
  6.00%, 7/01/25                                          500           546,930

Illinois-1.0%
Antioch Village Spl Svc Area
  (Clublands Proj) Ser 03
  6.625%, 3/01/33                                       1,000         1,055,130


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 61


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Plano Spl Svc Area No. 3 Spl Tax
  (Lakewood Springs Proj) Ser 05A
  5.95%, 3/01/28                                      $   550     $     560,571
                                                                  -------------
                                                                      1,615,701
Nevada-0.6%
Henderson Loc Impt Dist
  Ser 03
  5.80%, 3/01/23                                          885           914,674

Ohio-0.3%
Port Auth Columbiana Cnty
  Ohio Solid Waste Fac Rev
  (Apex Environmental LLC) Ser 04A AMT
  7.125%, 8/01/25                                         500           507,860

Pennsylvania-1.1%
Delaware Riv Jt Toll Bridge Rev
  (PA/NJ Bridge) Ser 03
  5.00%, 7/01/28                                        1,625         1,693,754

Puerto Rico-3.6%
Puerto Rico Comwlth GO
  (Pub Impt)
  Ser 01A
  5.50%, 7/01/19                                          500           563,070
  Ser 04A
  5.25%, 7/01/19                                          710           763,158
  Ser 06A
  5.25%, 7/01/22                                          500           541,585
Puerto Rico Hsg Fin Auth Rev
  5.00%, 12/01/17                                       3,665         3,869,250
                                                                  -------------
                                                                      5,737,063
Virginia-0.8%
Broad Street Cmnty Dev Dist
  (Parking Fac) Ser 03
  7.50%, 6/01/33                                        1,200         1,316,928

Total Long-Term Municipal Bonds
  (cost $152,961,107)                                               162,659,034

Short-Term Municipal Notes(b)-1.6%
Massachusetts-1.3%
Massachusetts State GO
  (Central Artery) Ser 00A
  3.85%, 12/01/30                                       2,000         2,000,000

Virginia-0.3%
Loudoun Cnty Indl Dev Auth Rev
  (Howard Hughes Med) Ser 03A
  3.84%, 2/15/38                                          500           500,000


62 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                                          Value
-------------------------------------------------------------------------------
Total Short-Term Municipal Notes
  (cost $2,500,000)                                               $   2,500,000

Total Investments-103.3%
  (cost $155,461,107)                                               165,159,034
Other assets less liabilities-(3.3)%                                 (5,263,241)

Net Assets-100%                                                   $ 159,895,793


INTEREST RATE SWAP CONTRACTS (see Note D)

                                                         Rate Type
                                                  ------------------------
                                                   Payment       Payment
                       Notional                     made        received        Unrealized
    Swap                Amount      Termination    by the        by the        Appreciation/
Counterparty            (000)          Date       Portfolio     Portfolio     (Depreciation)
--------------------------------------------------------------------------------------------
Citigroup, Inc.         $1,800        6/22/07       BMA*          2.962%        $ (8,186)
Goldman Sachs & Co.        900        1/05/07       BMA*          3.405%          (1,076)
JPMorgan Chase & Co.     1,700        4/05/07       BMA*          2.988%          (7,797)
JPMorgan Chase & Co.       800       10/01/07       BMA*          3.635%             873
Merrill Lynch              800        7/12/08       BMA*          3.815%           5,309
Merrill Lynch            3,000       10/21/16       BMA*          4.129%          94,726
Morgan Stanley             900       10/06/06       BMA*          3.217%            (833)

*  Variable interest based on the BMA (Bond Market Association)

(a) Represents entire or partial position segregated as collateral for interest rate swap contracts.

(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c)  As restated, see Note K.

Glossary of Terms:

ACA    - American Capital Access
AMBAC  - American Municipal Bond Assurance Corporation
AMT    - Alternative Minimum Tax
COP    - Certificate of Participation
FGIC   - Financial Guaranty Insurance Company
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assurance, Inc.
GO     - General Obligation
MBIA   - Municipal Bond Investors Assurance
MFHR   - Multi-Family Housing Revenue
PCR    - Pollution Control Revenue
RADIAN - Radian Group, Inc.

See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 63


OHIO PORTFOLIO
PORTFOLIO OF INVESTMENTS
September 30, 2006

                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES-98.4%
Long-Term Municipal Bonds-96.5%
Ohio-82.5%
Akron GO
  MBIA Ser 02
  5.00%, 12/01/23                                     $ 1,000     $   1,049,050
Akron Stadium Rev
  (Canal Park) Ser 96
  6.90%, 12/01/16                                       5,000         5,125,999
Brookville Sch Dist GO
  FSA Ser 03
  5.00%, 12/01/26                                       2,000         2,105,500
Canton City Sch Dist
  MBIA Ser 04B
  5.00%, 12/01/22-12/01/23                              2,150         2,287,779
Central Ohio Solid Waste Auth
  AMBAC Ser 04B
  5.00%, 12/01/21                                       2,035         2,169,514
Cincinnati Tech & Cmnty College
  AMBAC Ser 02
  5.00%, 10/01/28                                       5,000         5,249,449
Cleveland Cuyahoga Port Auth
  (Rita Proj) RADIAN Ser 04
  5.00%, 11/15/19                                       1,850         1,945,590
  Ser 01
  7.35%, 12/01/31                                       2,000         2,153,640
Cleveland GO
  Ser 02 MBIA
  5.25%, 12/01/27                                       4,380         4,663,692
  Ser 04 AMBAC
  5.25%, 12/01/24                                       1,200         1,299,996
Cleveland Pub Pwr Sys Rev FGIC
  Ser 06A
  5.00%, 11/15/18                                       2,165         2,349,177
Columbus Sch Dist
  FGIC Ser 03
  5.00%, 12/01/24-12/01/25                              4,730         4,971,475
Cuyahoga Cnty Hosp Rev
  (UHHS) Ser 00
  7.50%, 1/01/30                                        1,900         2,129,691
Cuyahoga Cnty MFHR
  (Livingston Park Apts) GNMA Ser 02A
  5.45%, 9/20/39                                        1,500         1,551,810
  (Longwood Proj) GNMA Ser 01 AMT
  5.60%, 1/20/43                                        3,620         3,766,791
Dayton Arpt Rev
  (James M Cox Dayton Intl) RADIAN Ser 03A
  5.00%, 12/01/23                                       1,280         1,329,830


64 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Dayton Sch Dist
  (Administrative Fac Proj) Ser 03
  6.00%, 12/01/19-12/01/21                            $ 3,040     $   3,381,571
Delaware Sch Dist
  MBIA Ser 04
  5.00%, 12/01/19                                       1,340         1,438,209
Dublin Sch Dist GO
  FSA Ser 03
  5.00%, 12/01/22                                       1,500         1,588,665
Erie Cnty Hosp Rev
  (Firelands Med Ctr) Ser 02A
  5.625%, 8/15/32                                       1,500         1,599,990
Fairfield Cnty Hosp Facs Rev
  (Fairfield Med Ctr Proj) RADIAN Ser 03
  5.00%, 6/15/24                                        1,000         1,029,370
Franklin Cnty
  (Online Computer Library Ctr) Ser 98A
  5.20%, 10/01/20                                       2,800         2,905,392
Franklin Cnty MFHR
  (Agler Green) GNMA Ser 02A AMT
  5.65%, 5/20/32                                          770           809,339
  5.80%, 5/20/44                                        1,150         1,205,442
Greater Cleveland Regl Tran Auth
  MBIA Ser 04
  5.00%, 12/01/24                                       1,350         1,432,499
Hamilton City Sch Dist MBIA
  5.00%, 12/01/24                                       1,000         1,060,500
Hamilton Cnty Convention Facs Auth Rev
  FGIC Ser 04
  5.00%, 12/01/23                                       1,330         1,408,816
Hamilton Cnty Health Fac
  (Twin Towers) Ser 99A
  5.80%, 10/01/23                                       1,775         1,813,997
Hamilton Cnty Sales Tax
  AMBAC Ser 00B
  5.25%, 12/01/32(a)                                   13,185        13,870,883
Lucas Cnty Health Fac
  (Altenheim Proj) GNMA Ser 99
  5.50%, 7/20/40                                        3,200         3,374,080
Madeira City Sch Dist GO
  MBIA Ser 04
  5.00%, 12/01/22-12/01/23                              2,665         2,836,266
Oak Hills Loc Sch Dist
  FSA Ser 05
  5.00%, 12/01/25                                       1,000         1,062,590
Ohio Air Quality Dev Auth PCR
  (Toledo Edison Co) Ser 97A AMT
  6.10%, 8/01/27                                        2,500         2,592,700


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 65


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Ohio Hsg Fin Agy MFHR
  (Park Trails Apt) AMBAC Ser 01A AMT
  5.50%, 12/01/34                                     $ 1,480     $   1,531,593
Ohio Hsg Fin Agy SFMR
  (Mortgage Rev) GNMA AMT
  Ser 02
  5.375%, 9/01/33                                       1,740         1,774,069
  Ser 02-A2
  5.60%, 9/01/34                                          370           380,390
  Ser 02-A3
  5.50%, 9/01/34                                        1,285         1,308,798
Ohio State Bldg Auth
  (Adult Correctl Proj) MBIA Ser 04A
  5.00%, 4/01/22                                        2,975         3,158,022
  (State Facs-Admin Bldg Fd Proj) Ser 05A
  5.00%, 4/01/24                                        1,500         1,592,670
Ohio State GO
  Ser 04A
  5.00%, 6/15/22                                        3,000         3,196,890
Ohio State Higher Ed Fac Cmnty
  (Denison University Proj) Ser 04
  5.00%, 11/01/21-11/01/24                              3,440         3,659,295
Ohio State University
  MBIA Ser 04
  5.00%, 12/01/22                                       1,950         2,072,148
Ohio Swr & Solid Waste Disp Facs
  (Anheuser-Busch) Ser 01 AMT
  5.50%, 11/01/35                                       3,000         3,154,080
Ohio Wtr Dev Auth
  (Anheuser-Busch) Ser 99 AMT
  6.00%, 8/01/38                                        2,250         2,320,965
Ohio Wtr Dev Auth PCR
  (Cleveland Electric) Ser 97A AMT
  6.10%, 8/01/20                                        2,000         2,069,180
Pinnacle Cmnty Fin Auth
  Ser A
  6.00%, 12/01/22                                       2,155         2,259,367
Port Auth Columbiana Cnty Solid Waste Fac Rev
  (Apex Environmental LLC) Ser 04A AMT
  7.125%, 8/01/25                                         500           507,860
Princeton Sch Dist
  MBIA Ser 03
  5.00%, 12/01/24                                       1,600         1,687,456
Riversouth Auth Rev
  (Area Redevelopment)
  Ser 04A
  5.25%, 12/01/21-12/01/22                              2,000         2,162,720
  Ser 05A
  5.00%, 12/01/24                                       3,590         3,811,897
Steubenville Hosp Rev
  (Trinity Health) Ser 00
  6.50%, 10/01/30                                       2,500         2,736,175


66 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Toledo Sch Dist
  FGIC Ser 03B
  5.00%, 12/01/23                                     $ 2,940     $   3,098,819
Toledo-Lucas Cnty Port Auth
  (Cargill, Inc. Proj) Ser 04B
  4.50%, 12/01/15                                       2,500         2,573,675
  (Crocker Park Proj) Ser 03
  5.375%, 12/01/35                                      2,000         2,133,140
Toledo-Lucas Cnty Port Fac
  (CSX Trans) Ser 92
  6.45%, 12/15/21                                       1,270         1,549,857
University of Cincinnati COP
  (University Cincinnati Ctr Proj) MBIA
  5.00%, 6/01/24                                        4,470         4,723,761
Youngstown City Sch Dist
  (Classroom Facs & Sch Impt) FSA
  5.00%, 12/01/25                                       2,155         2,277,512
                                                                  -------------
                                                                    143,299,631
California-1.8%
California State GO
  5.20%, 4/01/26                                        1,000         1,065,690
  5.25%, 4/01/29                                        2,000         2,135,100
                                                                  -------------
                                                                      3,200,790
Colorado-0.3%
Northwest Met Dist No. 3 GO
  6.125%, 12/01/25                                        500           530,570
                                                                  -------------
Florida-3.0%
Collier Cnty Cmnty Dev Dist
  (Fiddlers Creek) Ser 96
  7.50%, 5/01/18                                        1,255         1,283,062
Collier Cnty Ind Dev Rev
  (Southern States Utils) Ser 96 AMT
  6.50%, 10/01/25                                         200           203,318
Crossings at Fleming Island Cmnty Dev Dist
  (Eagle Harbor) Ser 00C
  7.10%, 5/01/30                                        2,000         2,114,279
Double Branch Cmnty Dev Dist
  (Oakleaf Village) Ser 02A
  6.70%, 5/01/34                                          950         1,043,433
Hammock Bay Cmnty Dev Dist-Fla Spl
  Assmt Rev
  Ser 04A
  6.15%, 5/01/24                                          400           428,604
Manatee Cnty Cmnty Dev Dist
  (Heritage Harbor South) Ser 02B
  5.40%, 11/01/08                                          55            55,305
                                                                  -------------
                                                                      5,128,001


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 67


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Georgia-0.3%
Atlanta Tax Allocation
  (Eastside Proj) Ser 05B
  5.60%, 1/01/30                                      $   500     $     518,665

Illinois-0.9%
Antioch Village Spl Svc Area
  (Deercrest Proj) Ser 03
  6.625%, 3/01/33                                       1,000         1,055,130
Plano Spl Svc Area No. 3 Spl Tax
  (Lakewood Springs Proj) Ser 05A
  5.95%, 3/01/28                                          565           575,859
                                                                  -------------
                                                                      1,630,989
Puerto Rico-7.7%
Puerto Rico Comwlth GO
  (Pub Impt)
  Ser 01A
  5.50%, 7/01/19                                          500           563,070
  Ser 06A
  5.25%, 7/01/22                                          500           541,585
Puerto Rico Comwlth Govt Dev Bank
  Ser 06B
  5.00%, 12/01/15                                         500           536,020
Puerto Rico Convention Ctr Dist Auth AMBAC
  (Hotel Occupancy Tax) Ser 06A
  5.00%, 7/01/18-7/01/19                                6,370         6,938,853
Puerto Rico Municipal Fin Agy GO
  Ser 05A
  5.25%, 8/01/23                                          375           403,193
Puerto Rico Tobacco Settlement Rev
  (Childrens Trust Fund) Ser 00
  6.00%, 7/01/26                                        4,000         4,334,440
                                                                  -------------
                                                                     13,317,161
Total Long-Term Municipal Bonds
  (cost $160,247,365)                                               167,625,807

Short-Term Municipal Notes(b)-1.9%
Missouri-1.1%
Missouri State Health & Edl Facs Auth Facs Rev
  (Cox Health Sys)
  3.86%, 6/01/22                                        2,000         2,000,000

New Mexico-0.6%
Hurley PCR
  (Updates-Kennecott Santa Fe)
  3.85%, 12/01/15                                       1,000         1,000,000

Ohio-0.2%
Butler County Healthcare Facs Rev
  (Lifesphere Proj)
  3.78%, 5/01/27                                          265           265,000


68 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                                          Value
-------------------------------------------------------------------------------
Total Short-Term Municipal Notes
  (cost $3,265,000)                                               $   3,265,000

Total Investments-98.4%
  (cost $163,512,365)                                               170,890,807
Other assets less liabilities-1.6%                                    2,836,263

Net Assets-100%                                                   $ 173,727,070


INTEREST RATE SWAP CONTRACTS (see Note D)

                                                          Rate Type
                                                  ------------------------
                                                   Payment      Payment
                       Notional                     made       received        Unrealized
    Swap                Amount      Termination    by the       by the        Appreciation/
Counterparty            (000)          Date       Portfolio    Portfolio     (Depreciation)
--------------------------------------------------------------------------------------------
Citigroup, Inc.        $ 2,000        6/22/07       BMA*          2.962%       $  (9,096)
Goldman Sachs & Co.        900        1/05/07       BMA *         3.405%          (1,075)
JPMorgan Chase & Co.     1,800        4/05/07       BMA*          2.988%          (8,256)
JPMorgan Chase & Co.       900       10/01/07       BMA*          3.635%             982
Merrill Lynch              900        7/12/08       BMA*          3.815%           5,973
Merrill Lynch            3,600        8/01/16       BMA*          4.071%         101,922
Morgan Stanley             900       10/06/06       BMA*          3.217%            (833)

*  Variable interest based on the BMA (Bond Market Association)

(a) Represents entire or partial position segregated as collateral for interest rate swap contracts.

(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Glossary of Terms:

AMBAC  - American Municipal Bond Assurance Corporation
AMT    - Alternative Minimum Tax
COP    - Certificate of Participation
FGIC   - Financial Guaranty Insurance Company
FSA    - Financial Security Assurance, Inc.
GNMA   - Government National Mortgage Association
GO     - General Obligation
MBIA   - Municipal Bond Investors Assurance
MFHR   - Multi-Family Housing Revenue
PCR    - Pollution Control Revenue
RADIAN - Radian Group, Inc.
SFMR   - Single Family Mortgage Revenue

See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 69


PENNSYLVANIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
September 30, 2006

                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES-98.6%
Long-Term Municipal Bonds-95.1%
Pennsylvania-77.0%
Allegheny Cnty Arpt Rev
  MBIA Ser 97 AMT
  5.75%, 1/01/10                                      $ 2,540     $   2,685,593
Allegheny Cnty GO
  FGIC Ser 05C-57
  5.00%, 11/01/23                                       6,390         6,786,244
Allegheny Cnty Health Fac
  (South Hills Health) Ser 00B
  6.75%, 5/01/25                                        1,555         1,678,871
Allegheny Cnty Health Rev
  (Residential Resources) Ser 01
  6.60%, 9/01/31                                        1,540         1,741,663
Allegheny Cnty Higher Ed
  (Thiel College) ACA Ser 99A
  5.375%, 11/15/19-11/15/29                             2,500         2,569,175
Allegheny Cnty Indl Dev Auth Lease Rev
  (Residential Resources Proj)
  5.00%, 9/01/21                                          500           507,490
Allegheny Cnty PCR
  (USX Corp.) Ser 98
  5.50%, 12/01/29                                       2,680         2,801,538
Allegheny Cnty Redev Auth Rev
  (Pittsburgh Mills Proj)
  5.60%, 7/01/23                                        1,500         1,585,035
Allegheny Cnty San Auth Swr Rev
  MBIA Ser 05A
  5.00%, 12/01/24                                       7,490         7,964,716
Butler Cnty
  FGIC Ser 03
  5.25%, 7/15/26                                        1,625         1,782,901
Chester Upland Sch Dist
  4.30%, 5/15/14                                        1,705         1,719,134
Crawford Cnty Health Fac
  (Wesbury Methodist) Ser 99
  6.25%, 8/15/29                                        1,600         1,638,992
Delaware Cnty Higher Ed
  (Eastern College) Ser 99
  5.625%, 10/01/28                                      2,500         2,535,300
Ephrata Area Sch Dist FGIC
  5.00%, 3/01/22                                        1,000         1,066,360
Harrisburg Arpt Auth
  (Susquehanna Arpt Proj) Ser 99 AMT
  5.50%, 1/01/24                                        3,490         3,461,731
Lancaster Swr Auth Rev
  MBIA Ser 04
  5.00%, 4/01/22                                        1,330         1,408,297


70 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Lehigh Northampton Arpt Rev
  MBIA Ser 00 AMT
  6.00%, 5/15/30                                      $ 4,400     $   4,677,948
Lycoming Cnty Higher Ed
  (College of Technology) AMBAC Ser 02
  5.25%, 5/01/32                                        2,250         2,363,985
McKean Cnty Hosp Auth Rev
  (Bradford Hosp Proj) ACA
  5.00%, 10/01/17                                       1,205         1,260,948
Meadville GO XLCA
  5.00%, 10/01/25                                       3,080         3,270,036
Montgomery Cnty Higher Ed
  (Beaver College) RADIAN Ser 99
  5.70%, 4/01/27                                        6,000         6,309,420
Montgomery Cnty Hosp Rev
  (Abington Memorial Hosp) Ser 02A
  5.125%, 6/01/32                                       3,000         3,115,410
Montgomery Cnty Indl Dev Auth Rev
  (Whitemarsh Continuing Care)
  6.00%, 2/01/21                                          415           439,875
Pennsylvania Eco Dev Auth
  (30th St Station) ACA Ser 02 AMT
  5.875%, 6/01/33                                       3,485         3,775,963
  (Amtrak) Ser 01A AMT
  6.375%, 11/01/41                                      3,000         3,267,570
Pennsylvania Higher Ed
  (Dickinson College) RADIAN Ser 03AA-1
  5.00%, 11/01/26                                       1,000         1,033,650
  (UPMC Health Sys) Ser 01A
  6.00%, 1/15/31                                        2,405         2,630,517
Pennsylvania Higher Edl Facs Auth Rev
  (University Health Sys) AMBAC Ser 05A
  5.00%, 8/15/20                                        2,000         2,132,540
Philadelphia Auth Indl Dev Lease Rev
  FSA Ser 01B
  5.25%, 10/01/30                                       8,000         8,401,999
Philadelphia Auth Indl Dev Revs
  (Leadership Learning Partners) Ser 05A
  5.25%, 7/01/24                                          350           350,389
Philadephia Gas Wks Rev
  Ser 04A-1
  5.25%, 9/01/19                                        1,015         1,092,414
Philadelphia Sch Dist Lease Rev
  FSA Ser 03
  5.25%, 6/01/26(a)                                     5,000         5,352,850
Pittsburgh GO
  Ser 06C
  5.25%, 9/01/17                                        5,000         5,545,850


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 71


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Pittsburgh Pub Pkg Auth Pkg Rev
  FGIC Ser 05A
  5.00%, 12/01/19-12/01/25                            $ 3,435     $   3,665,624
Pittsburgh Urban Redev Auth SFMR
  (Mortgage Rev) FHA AMT
  Ser 97A
  6.25%, 10/01/28                                         790           810,153
Potter Cnty Hosp Rev
  (Charles Cole Memorial) RADIAN Ser 96
  6.05%, 8/01/24                                        4,340         4,433,180
Southcentral Gen Auth Rev
  (Hanover Hosp, Inc.) RADIAN
  5.00%, 12/01/25                                       1,570         1,635,485
  (Pre-refunded Wellspan Health)
  5.25%, 5/15/31                                        3,905         4,216,541
  (Wellspan Health)
  5.25%, 5/15/31                                          795           844,505
State Pub Sch Bldg Auth Sch Rev
  (Colonial Northampton Inter Unit 20)
  FGIC Ser 05
  5.00%, 5/15/26                                        2,025         2,147,006
                                                                  -------------
                                                                    114,706,898
California-0.7%
California State GO
  5.00%, 2/01/33                                        1,000         1,037,160

Colorado-0.4%
Northwest Met Dist No. 3 GO
  6.125%, 12/01/25                                        500           530,570

Florida-4.1%
Collier Cnty Cmnty Dev Dist
  (Fiddlers Creek) Ser 96
  7.50%, 5/01/18                                        1,060         1,083,702
Collier Cnty Ind Dev Rev
  (Southern States Utils) Ser 96 AMT
  6.50%, 10/01/25                                         400           406,636
Crossings at Fleming Island Cmnty Dev Dist
  (Eagle Harbor) Ser 00C
  7.10%, 5/01/30                                        2,000         2,114,279
Double Branch Cmnty Dev Dist
  (Oakleaf Village) Ser 02A
  6.70%, 5/01/34                                        1,030         1,131,301
Hammock Bay Cmnty Dev Dist-Fla Spl
  Assmt Rev
  Ser 04A
  6.15%, 5/01/24                                          430           460,749
Northern Palm Beach Assessment Dist
  (Unit Dev 27B) Ser 02
  6.40%, 8/01/32                                          935           971,194
                                                                  -------------
                                                                      6,167,861


72 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Guam-0.7%
Guam Govt Wtrwks Auth
  (Water & Waste Sys Rev) Ser 05
  6.00%, 7/01/25                                      $   500     $     546,930
Guam Intl Arpt Auth
  MBIA Ser 03B
  5.25%, 10/01/23                                         500           539,370
                                                                  -------------
                                                                      1,086,300
Illinois-1.7%
Antioch Village Spl Svc Area
  (Deercrest Proj) Ser 03
  6.625%, 3/01/33                                       1,000         1,055,130
Plano Spl Svc Area No. 3 Spl Tax
  (Lakewood Springs Proj) Ser 05A
  5.95%, 3/01/28                                          465           473,937
Yorkville Cmnty Fac Dist
  (Raintree Village Proj) Ser 03
  6.875%, 3/01/33                                         900           963,837
                                                                  -------------
                                                                      2,492,904
Puerto Rico-8.6%
Puerto Rico Comwlth GO
  (Pub Impt)
  Ser 01A
  5.50%, 7/01/19                                          500           563,070
  Ser 06A
  5.25%, 7/01/23                                          500           540,755
Puerto Rico Comwlth Hwy & Trans Auth Rev
  FGIC Ser 03G
  5.25%, 7/01/14                                        3,195         3,501,880
  FGIC Sub Ser 03
  5.25%, 7/01/14                                        3,335         3,655,327
  FSA Ser 02D
  5.00%, 7/01/27                                        4,000         4,198,960
Puerto Rico Municipal Fin Agy GO
  Ser 05A
  5.25%, 8/01/23                                          300           322,554
                                                                  -------------
                                                                     12,782,546
Virgin Islands-1.9%
Virgin Islands Pub Fin Auth Rev
  (Gross Rcpts Taxes) Ser 03 FSA
  5.00%, 10/01/13-10/01/14                                675           734,245
  5.25%, 10/01/15-10/01/17                              1,840         2,036,286
                                                                  -------------
                                                                      2,770,531
Total Long-Term Municipal Bonds
  (cost $134,195,170)                                               141,574,770

Short-Term Municipal Notes(b)-3.5%
Alaska-0.3%
Valdez Marine Term Rev
  (BP Pipelines, Inc. Proj) Ser 03B
  3.85%, 7/01/37                                          500           500,000


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 73


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Pennsylvania-3.2%
Delaware Cnty Indl Dev Auth PCR
  3.86%, 4/01/21                                      $   500     $     500,000
Pennsylvania Hsg Fin Agy
  (Mortgage Rev) FSA Ser 03 AMT
  4.26%, 4/01/32(c)                                     3,300         3,300,000
Philadelphia Hosps & Higher Ed Facs Auth Rev
  (Childrens Hosp Proj)
  Ser 02C
  3.88%, 7/01/31                                          500           500,000
  Ser 02D
  3.88%, 7/01/31                                          500           500,000
                                                                  -------------
                                                                      4,800,000
Total Short-Term Municipal Notes
  (cost $5,300,000)                                                   5,300,000

Total Investments-98.6%
  (cost $139,495,170)                                               146,874,770
Other assets less liabilities-1.4%                                    2,056,237

Net Assets-100%                                                   $ 148,931,007


INTEREST RATE SWAP CONTRACTS (see Note D)

                                                         Rate Type
                                                  ------------------------
                                                   Payment       Payment
                       Notional                     made        received       Unrealized
    Swap                Amount      Termination    by the        by the       Appreciation
Counterparty            (000)          Date       Portfolio     Portfolio    (Depreciation)
--------------------------------------------------------------------------------------------
Citigroup, Inc.        $ 1,600        6/22/07       BMA*          2.962%        $ (7,276)
Goldman Sachs & Co.        800        1/05/07       BMA*          3.405%            (956)
JPMorgan Chase & Co.     1,500        4/05/07       BMA*          2.988%          (6,880)
JPMorgan Chase & Co.       800       10/01/07       BMA*          3.635%             873
Merrill Lynch              700        7/12/08       BMA*          3.815%           4,645
Morgan Stanley             800       10/06/06       BMA*          3.217%            (740)

*  Variable interest based on the BMA (Bond Market Association)


74 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


(a) Represents entire or partial position segregated as collateral for interest rate swap contracts.

(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c)  Private Placement.

Glossary of Terms:

ACA    - American Capital Access
AMBAC  - American Municipal Bond Assurance Corporation
AMT    - Alternative Minimum Tax
FGIC   - Financial Guaranty Insurance Company
FHA    - Federal Housing Authority
FSA    - Financial Security Assurance, Inc.
GO     - General Obligation
MBIA   - Municipal Bond Investors Assurance
PCR    - Pollution Control Revenue
RADIAN - Radian Group, Inc.
SFMR   - Single Family Mortgage Revenue
XLCA   - XL Capital Assurance, Inc.

See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 75


VIRGINIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
September 30, 2006

                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES-96.5%
Long-Term Municipal Bonds-88.8%
Virginia-75.6%
Albemarle Cnty Ed Fac
  (The Convent Sch) Ser 01A
  7.75%, 7/15/32                                      $ 4,260     $   4,697,971
Alexandria MFHR
  (Buckingham Village Apts) Ser 96A AMT
  6.15%, 1/01/29                                        4,000         4,050,360
Arlington Cnty Hosp Rev
  (Arlington Health Sys) Ser 01
  5.25%, 7/01/31                                        5,900         6,367,693
Arlington Cnty Indl Dev Rev Swr Rev
  (Ogden Martin) FSA Ser 98B AMT
  5.25%, 1/01/09                                        2,295         2,367,224
Arlington Cnty MFHR
  (Arlington View Terrace)
  FNMA Ser 01 AMT
  5.15%, 11/01/31                                       1,550         1,611,365
Bell Creek Cmnty Dev Dist
  Ser 03A
  6.75%, 3/01/22                                          500           519,060
Broad Street Cmnty Dev Dist
  (Parking Fac) Ser 03
  7.50%, 6/01/33                                        1,500         1,646,160
Celebrate North Cmnty Dev Dist
  Ser 03B
  6.60%, 3/01/25                                        1,250         1,329,713
Chesterfield Cnty
  (Elec & Pwr Co.) Ser 02
  5.875%, 6/01/17                                       3,800         4,158,340
Dinwiddie Cnty Indl Dev Auth
  (Lease Rev) MBIA Ser 04B
  5.00%, 2/15/24                                        3,200         3,368,832
Dulles Town Cmnty Dev Auth
  (Dulles Town Ctr Proj) Ser 98
  6.25%, 3/01/26                                        2,050         2,121,135
Fairfax Wtr Auth Rev
  Ser 02
  5.00%, 4/01/32(a)                                     3,380         3,516,417
Greater Richmond Hotel Tax Rev
  (Convention Ctr Proj) Ser 00
  6.25%, 6/15/32                                        6,000         6,611,160
Hampton Convention Ctr Rev
  AMBAC Ser 02
  5.00%, 1/15/35(b)                                     5,150         5,372,171
Harrisonburg MFHR
  (Greens of Salem Run) FSA Ser 97 AMT
  6.30%, 4/01/29                                        1,110         1,146,563


76 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Henry Cnty Hosp Rev
  (Memorial Hosp Martinsville & Henry) Ser 97
  6.00%, 1/01/27                                      $ 1,250     $   1,269,663
James City Cnty Solid Waste Rev
  (Anheuser Busch Proj) Ser 97 AMT
  6.00%, 4/01/32                                        4,200         4,285,386
Metropolitan Washington Arpt Rev
  Ser 97B AMT
  5.50%, 10/01/23                                       9,410         9,671,597
New Port Cmnty Dev Auth
  (Spl Assessment) Ser 06
  5.50%, 9/01/26                                        1,000         1,029,500
Newport News Health Care Fac
  (Mennowood) GNMA Ser 96A
  6.25%, 8/01/36                                        2,580         2,685,135
Newport News MFHR
  (Walker Village Proj) GNMA Ser 02A AMT
  5.55%, 9/20/34                                        1,880         1,953,282
  5.65%, 3/20/44                                        1,660         1,719,312
Norfolk Arpt Auth Rev
  (Air Cargo) Ser 02 AMT
  6.25%, 1/01/30                                          995         1,059,197
  FGIC Ser 01B AMT
  5.30%, 7/01/25                                       10,000        10,463,399
Northwestern Regl Jail Auth Facs Rev MBIA
  5.00%, 7/01/25                                        1,500         1,590,330
Pocahontas Pkwy Assoc Toll Rd Rev
  Ser 98B
  Zero coupon, 8/15/15                                    750           483,060
Portsmouth GO
  FGIC Ser 01B
  Prerefunded
  5.00%, 6/01/26                                        1,405         1,438,833
  Unrefunded
  5.00%, 6/01/26                                           95            96,765
Prince William MFHR
  (Woodwind Gables)
  AMBAC Ser 01A AMT
  5.30%, 12/01/34                                       2,860         2,958,784
Richmond FSA
  Ser 05A
  5.00%, 7/15/22                                        2,500         2,681,525
Upper Occoquan Swr Auth Rev FSA
  5.00%, 7/01/25                                        2,500         2,669,425
Virginia Beach MFHR
  (Beth Sholom Terrace) GNMA Ser 02
  5.40%, 4/01/44                                        2,900         3,083,367
Virginia Beach Wtr & Swr Rev
  5.00%, 10/01/30                                       2,000         2,114,180


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 77


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Virginia Biotechnology Auth
  (Consolidated Laboratories Proj) Ser 01
  5.00%, 9/01/21                                      $ 4,170     $   4,380,585
Virginia College Bldg Auth Facs Rev
  (Pub Higher Ed Financing Prog) Ser 05A
  5.00%, 9/01/16-9/01/17                               11,725        12,802,595
Virginia Hsg Dev Auth MFHR
  (Rental Hsg)
  Ser 99 AMT
  5.95%, 2/01/23                                        5,525         5,724,563
  Ser 02B AMT
  5.50%, 4/01/27                                        5,000         5,164,350
Virginia Hsg Dev Auth SFMR
  (Mortgage Rev) Ser 01D AMT
  5.40%, 6/01/24                                        3,155         3,252,868
Virginia Port Auth Rev
  (Newport News) Ser 02 AMT
  5.00%, 7/01/27                                        1,000         1,039,940
  5.125%, 7/01/24                                       4,000         4,207,800
                                                                  -------------
                                                                    136,709,605
California-0.6%
California State GO
  5.25%, 4/01/29                                        1,000         1,067,550

Colorado-0.3%
Northwest Met Dist No. 3 GO
  6.125%, 12/01/25                                        500           530,570

Florida-1.8%
Fleming Island Plantation Cmnty Dev Dist
  Ser 00B
  7.375%, 5/01/31                                       3,000         3,210,870

Georgia-0.3%
Atlanta Tax Allocation
  (Eastside Proj) Ser 05B
  5.60%, 1/01/30                                          500           518,665

Illinois-0.8%
Plano Spl Svc Area No. 3 Spl Tax
  (Lakewood Springs Proj) Ser 05A
  5.95%, 3/01/28                                          465           473,937
Yorkville Cmnty Fac Dist
  (Raintree Village Proj) Ser 03
  6.875%, 3/01/33                                       1,000         1,070,930
                                                                  -------------
                                                                      1,544,867
New Jersey-2.9%
Garden State Preservation Trust
  (Open Space & Farmland)
  FSA Ser 05A
  5.80%, 11/01/16                                       4,500         5,211,405


78 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Puerto Rico-6.5%
Puerto Rico Comwlth Govt Dev Bank
  Ser 06B
  5.00%, 12/01/15                                     $   500     $     536,020
Puerto Rico Comwlth Hwy & Trans Auth Rev
  FGIC Ser 03G
  5.25%, 7/01/14                                        3,600         3,945,780
Puerto Rico Comwlth
  (Pub Impt) Ser 01A
  5.50%, 7/01/19                                          500           563,070
Puerto Rico Elec Pwr Auth Rev
  XLCA Ser 02-1
  5.25%, 7/01/22                                        1,100         1,188,011
Puerto Rico HFA
  (Capital Fund Prg)
  5.00%, 12/01/20                                       4,870         5,139,263
Puerto Rico Municipal Fin Agy GO
  Ser 05A
  5.25%, 8/01/23                                          340           365,561
                                                                  -------------
                                                                     11,737,705

Total Long-Term Municipal Bonds
  (cost $153,149,329)                                               160,531,237

Short-Term Municipal Notes(c)-7.7%
Illinois-0.8%
Will Cnty Exempt Facs Rev
  (BP Amoco Chemical Co. Proj) Ser 01
  3.90%, 7/01/31                                        1,500         1,500,000

Massachusetts-0.3%
Massachusetts Dev Fin Agy Rev
  (Harvard Univ) Ser 06B-1
  3.75%, 7/15/36                                          500           500,000

New York-1.4%
New York City Municipal Wtr Fin Auth Wtr &
  Swr Sys Rev
  FGIC Ser 94G
  3.80%, 6/15/24                                          500           500,000
New York City Transitional Fin Auth Rev
  (NYC Recovery) Ser 1
  3.80%, 11/01/22                                       2,000         2,000,000
                                                                  -------------
                                                                      2,500,000
Texas-1.1%
Harris Cnty Health Facs Dev Corp Rev
  (Spl Facs-Texas Med Ctr Proj)
  MBIA Ser 01
  3.89%, 9/01/31                                        1,500         1,500,000


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 79


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Lower Neches Valley Auth Indl Dev Corp
  (Exxonmobil Proj) Ser 03A-2
  3.70%, 8/01/22                                      $   500     $     500,000
                                                                  -------------
                                                                      2,000,000
Virginia-4.1%
Loudon Cnty Indl Dev Auth Rev
  (Howard Hughes Med)
  Ser 03A
  3.84%, 2/15/38                                        4,200         4,200,000
  Ser 03C
  3.82%, 2/15/38                                        1,000         1,000,000
Richmond Indl Dev Auth
  (Church Schs)
  3.78%, 5/01/35                                        1,800         1,800,000
Roanoke Indl Dev Auth Hosp Rev
  (Carilion Health Sys) FSA Ser 05C-1
  3.89%, 7/01/27                                          500           500,000
                                                                  -------------
                                                                      7,500,000

Total Short-Term Municipal Notes
  (cost $14,000,000)                                                 14,000,000

Total Municipal Bonds & Notes
  (cost $167,149,329)                                               174,531,237

SHORT-TERM INVESTMENT-0.1%
Time Deposit-0.1%
The Bank of New York
  4.25%, 10/02/06
  (cost $166,000)                                         166           166,000

Total Investments-96.6%
  (cost $167,315,329)                                               174,697,237
Other assets less liabilities-3.4%                                    6,195,302

Net Assets-100%                                                   $ 180,892,539


FINANCIAL FUTURES CONTRACTS (see Note D)


                                                                           Value at
                    Number of                  Expiration     Original   September 30,    Unrealized
     Type           Contracts      Position      Month         Value         2006        Appreciation
-------------------------------------------------------------------------------------------------------
U.S. Treasury Note                              December
  10 Yr Futures         25           Long         2006      $2,674,703    $2,701,563        $26,859


80 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


INTEREST RATE SWAP CONTRACTS (see Note D)

                                                          Rate Type
                                                  ------------------------
                                                   Payment       Payment
                       Notional                     made        received       Unrealized
    Swap                Amount      Termination    by the        by the       Appreciation
Counterparty             (000)         Date       Portfolio     Portfolio    (Depreciation)
--------------------------------------------------------------------------------------------
Citigroup, Inc.        $ 1,600        6/22/07       BMA*          2.962%        $ (7,277)
Goldman Sachs & Co.        800        1/05/07       BMA*          3.405%            (956)
JPMorgan Chase & Co.     1,500        4/05/07       BMA*          2.988%          (6,880)
JPMorgan Chase & Co.       900       10/01/07       BMA*          3.635%             982
Merrill Lynch              900        7/12/08       BMA*          3.815%           5,973
Morgan Stanley             800       10/06/06       BMA*          3.217%            (740)

*  Variable interest based on the BMA (Bond Market Association)

(a) Position, or position thereof, with an aggregate market value of $130,045 has been segregated to collateralize margin requirements for open futures contracts.

(b) Represents entire or partial position segregated as collateral for interest rate swap contracts.

(c) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Glossary of Terms:

AMBAC - American Municipal Bond Assurance Corporation
AMT   - Alternative Minimum Tax
FGIC  - Financial Guaranty Insurance Company
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance, Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
HFA   - Housing Finance Agency/Authority
MBIA  - Municipal Bond Investors Assurance
MFHR  - Multi-Family Housing Revenue
SFMR  - Single Family Mortgage Revenue
XLCA  - XL Capital Assurance, Inc.

See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 81


STATEMENT OF ASSETS & LIABILITIES
September 30, 2006

                                                    Arizona          Florida
                                                --------------   --------------
Assets
Investments in securities, at value (cost:
  $206,715,361 and $201,349,375,
  respectively)                                 $  214,503,094   $  210,944,644
Cash                                                     8,320            8,254
Unrealized appreciation of interest rate swap
  contracts                                              8,391          175,850
Interest receivable                                  2,784,160        4,129,772
Receivable for shares of beneficial interest
  sold                                                 533,021          667,426
Receivable for investment securities sold                   -0-       2,869,556
Total assets                                       217,836,986      218,795,502

Liabilities
Unrealized depreciation of interest rate swap
  contracts                                             30,345           21,511
Payable for investment securities purchased            611,862        1,597,556
Payable for shares of beneficial interest
  redeemed                                             347,489        1,290,226
Dividends payable                                      218,570          243,507
Distribution fee payable                                97,864           98,043
Advisory fee payable                                    50,167           51,070
Administrative fee payable                              20,250           21,250
Transfer Agent fee payable                               6,501            6,242
Variation margin on futures contracts                       -0-           6,937
Accrued expenses and other liabilities                  58,479           65,221
Total liabilities                                    1,441,527        3,401,563
Net Assets                                      $  216,395,459   $  215,393,939

Composition of Net Assets
Shares of beneficial interest, at par           $      195,583   $      208,715
Additional paid-in capital                         209,653,888      213,465,907
Distributions in excess of net investment
  income                                              (198,261)        (223,391)
Accumulated net realized loss on investment
  transactions                                      (1,021,530)      (7,886,404)
Net unrealized appreciation of investments           7,765,779        9,829,112
                                                $  216,395,459   $  215,393,939

Net Asset Value Per Share--unlimited shares authorized, $.01 par value

                                                Shares           Net Asset
Arizona Portfolio         Net Assets         Outstanding           Value
-------------------------------------------------------------------------------
Class A                 $ 138,880,346         12,545,367          $11.07*
Class B                 $  52,069,913          4,710,770          $11.05
Class C                 $  25,445,200          2,302,185          $11.05

Florida Portfolio
-------------------------------------------------------------------------------
Class A                 $ 138,307,225         13,404,155          $10.32*
Class B                 $  38,045,175          3,685,817          $10.32
Class C                 $  39,041,539          3,781,499          $10.32


* The maximum offering price per share for Class A shares of Arizona Portfolio and Florida Portfolio were $11.56 and $10.78, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.


82 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                Massachusetts       Michigan
                                                --------------   --------------
Assets
Investments in securities, at value (cost:
  $134,000,725 and $127,333,084,
  respectively)                                 $  140,670,262   $  133,162,179
Unrealized appreciation of interest rate swap
  contracts                                            175,411          212,078
Interest receivable                                  1,797,220        2,419,325
Receivable for shares of beneficial interest
  sold                                                 356,379          250,119
Receivable for investment securities sold                   -0-       1,615,000
Total assets                                       142,999,272      137,658,701

Liabilities
Due to custodian                                         3,008            2,993
Unrealized depreciation of interest rate swap
  contracts                                             13,355           13,814
Payable for shares of beneficial interest
  redeemed                                             315,359          318,593
Dividends payable                                      138,904          127,417
Distribution fee payable                                79,855           75,462
Advisory fee payable                                    30,428           50,556
Administrative fee payable                              21,294               -0-
Transfer Agent fee payable                               5,895            7,824
Variation margin on futures contracts                    2,812               -0-
Accrued expenses and other liabilities                  46,084           55,133
Total liabilities                                      656,994          651,792
Net Assets                                      $  142,342,278   $  137,006,909

Composition of Net Assets
Shares of beneficial interest, at par           $      130,266   $      125,671
Additional paid-in capital                         145,057,932      130,491,013
Distributions in excess of net investment
  income                                              (133,973)        (124,882)
Accumulated net realized gain (loss) on
  investment transactions                           (9,575,771)         487,748
Net unrealized appreciation of investments           6,863,824        6,027,359
                                                $  142,342,278   $  137,006,909

Net Asset Value Per Share--unlimited shares authorized, $.01 par value

                                                   Shares         Net Asset
Massachusetts Portfolio      Net Assets         Outstanding         Value
-------------------------------------------------------------------------------
Class A                    $ 63,120,402          5,770,654          $10.94*
Class B                    $ 41,221,337          3,775,716          $10.92
Class C                    $ 38,000,539          3,480,269          $10.92

Michigan Portfolio
-------------------------------------------------------------------------------
Class A                    $ 64,920,248          5,949,569          $10.91*
Class B                    $ 30,813,012          2,829,066          $10.89
Class C                    $ 41,273,649          3,788,474          $10.89


* The maximum offering price per share for Class A shares of Massachusetts Portfolio and Michigan Portfolio were $11.43 and $11.39, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 83


                                                  Minnesota        New Jersey+
                                                --------------   --------------
Assets
Investments in securities, at value (cost:
  $96,054,689 and $155,461,107,
  respectively)                                 $  100,397,334   $  165,159,034
Unrealized appreciation of interest rate swap
  contracts                                            102,954          100,908
Interest receivable                                  1,389,235        2,374,787
Receivable for shares of beneficial interest
  sold                                                 329,588          448,967
Total assets                                       102,219,111      168,083,696

Liabilities
Due to custodian                                         9,570          232,849
Unrealized depreciation of interest rate swap
  contracts                                              9,736           17,892
Payable for floating rate note issued                       -0-       6,743,437
Interest expense and fees payable                           -0-           6,563
Payable for investment securities purchased          4,383,362               -0-
Payable for shares of beneficial interest
  redeemed                                             213,279          789,247
Dividends payable                                       99,343          166,076
Distribution fee payable                                39,204           84,120
Advisory fee payable                                    27,009           47,970
Transfer Agent fee payable                               4,834            9,842
Administrative fee payable                                  -0-          20,250
Accrued expenses and other liabilities                  48,843           69,657
Total liabilities                                    4,835,180        8,187,903
Net Assets                                      $   97,383,931   $  159,895,793

Composition of Net Assets
Shares of beneficial interest, at par           $       95,439   $      161,050
Additional paid-in capital                          94,665,036      163,751,634
Distributions in excess of net investment
  income                                              (100,545)        (162,716)
Accumulated net realized loss on investment
  transactions                                      (1,711,862)     (13,635,118)
Net unrealized appreciation of investments           4,435,863        9,780,943
                                                $   97,383,931   $  159,895,793

Net Asset Value Per Share--unlimited shares authorized, $.01 par value

                                                Shares           Net Asset
Minnesota Portfolio        Net Assets         Outstanding          Value
-------------------------------------------------------------------------------
Class A                  $ 71,171,594          6,975,750          $10.20*
Class B                  $ 10,577,163          1,036,949          $10.20
Class C                  $ 15,635,174          1,531,171          $10.21

New Jersey Portfolio
-------------------------------------------------------------------------------
Class A                  $ 83,087,604          8,370,748          $ 9.93*
Class B                  $ 42,766,124          4,306,925          $ 9.93
Class C                  $ 34,042,065          3,427,302          $ 9.93


+  As restated, see Note K.

* The maximum offering price per share for Class A shares of Minnesota Portfolio and New Jersey Portfolio were $10.65 and$10.37, respectively, which reflects a sales charge of 4.25%.

   See notes to financial statements.


84 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                     Ohio         Pennsylvania
                                                --------------   --------------
Assets
Investments in securities, at value (cost:
  $163,512,365 and $139,495,170,
  respectively)                                 $  170,890,807   $  146,874,770
Cash                                                   266,661           70,632
Unrealized appreciation of interest rate swap
  contracts                                            108,877            5,518
Interest receivable                                  2,785,367        2,428,533
Receivable for shares of beneficial interest
  sold                                                 571,779          661,918
Total assets                                       174,623,491      150,041,371

Liabilities
Unrealized depreciation of interest rate swap
  contracts                                             19,260           15,852
Payable for shares of beneficial interest
redeemed                                               477,479          741,866
Dividends payable                                      173,140          144,149
Distribution fee payable                                92,488           76,102
Advisory fee payable                                    54,119           45,081
Administrative fee payable                              19,629           20,250
Transfer Agent fee payable                               8,164            8,347
Accrued expenses and other liabilities                  52,142           58,717
Total liabilities                                      896,421        1,110,364
Net Assets                                      $  173,727,070   $  148,931,007

Composition of Net Assets
Shares of beneficial interest, at par           $      171,025   $      140,749
Additional paid-in capital                         172,815,241      143,744,590
Distributions in excess of net investment
  income                                              (131,139)        (126,580)
Accumulated net realized loss on investment
  transactions                                      (6,596,116)      (2,197,018)
Net unrealized appreciation of investments           7,468,059        7,369,266
                                                $  173,727,070   $  148,931,007

Net Asset Value Per Share--unlimited shares authorized, $.01 par value

                                                 Shares         Net Asset
Ohio Portfolio             Net Assets         Outstanding          Value
-------------------------------------------------------------------------------
Class A                  $ 87,902,325          8,650,876          $10.16*
Class B                  $ 41,801,733          4,117,267          $10.15
Class C                  $ 44,023,012          4,334,400          $10.16

Pennsylvania Portfolio
-------------------------------------------------------------------------------
Class A                  $ 81,150,835          7,669,666          $10.58*
Class B                  $ 33,448,342          3,160,770          $10.58
Class C                  $ 34,331,830          3,244,438          $10.58


* The maximum offering price per share for Class A shares of Ohio Portfolio and Pennsylvania Portfolio were $10.61 and $11.05, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 85


                                                                    Virginia
                                                                  -------------
Assets
Investments in securities, at value (cost $167,315,329)           $ 174,697,237
Cash                                                                      3,276
Unrealized appreciation of interest rate swap contracts                   6,955
Receivable for investment securities sold                             3,717,900
Interest receivable                                                   2,537,043
Receivable for shares of beneficial interest sold                     1,087,315
Total assets                                                        182,049,726

Liabilities
Unrealized depreciation of interest rate swap contracts                  15,853
Payable for shares of beneficial interest redeemed                      757,584
Dividends payable                                                       193,651
Distribution fee payable                                                 85,678
Advisory fee payable                                                     36,521
Transfer Agent fee payable                                                5,920
Variation margin on futures contracts                                     2,344
Accrued expenses and other liabilities                                   59,636
Total liabilities                                                     1,157,187
Net Assets                                                        $ 180,892,539

Composition of Net Assets
Shares of beneficial interest, at par                             $     166,997
Additional paid-in capital                                          176,084,425
Undistributed net investment income                                     138,028
Accumulated net realized loss on investment transactions             (2,896,780)
Net unrealized appreciation of investments                            7,399,869
                                                                  $ 180,892,539

Net Asset Value Per Share--unlimited shares authorized, $.01 par value

                                                Shares           Net Asset
Virginia Portfolio        Net Assets         Outstanding           Value
-------------------------------------------------------------------------------
Class A                 $ 109,342,926         10,085,972          $10.84*
Class B                 $  37,005,979          3,419,274          $10.82
Class C                 $  34,543,634          3,194,499          $10.81


* The maximum offering price per share for Class A shares of Virginia Portfolio was $11.32 which reflects a sales charge of 4.25%.

See notes to financial statements.


86 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


STATEMENT OF OPERATIONS
Year Ended September 30, 2006

                                                    Arizona         Florida+
                                                --------------   --------------
Investment Income
Interest                                        $   10,089,022   $   11,746,871

Expenses
Advisory fee                                           928,156          990,955
Distribution fee--Class A                              367,826          406,629
Distribution fee--Class B                              580,097          450,895
Distribution fee--Class C                              256,384          395,799
Transfer agency--Class A                                39,886           34,117
Transfer agency--Class B                                24,799           15,864
Transfer agency--Class C                                 9,172           10,713
Custodian                                              131,060          132,891
Administrative                                          80,500           80,500
Audit                                                   41,506           41,835
Legal                                                   32,410           27,441
Registration                                            20,586           12,708
Printing                                                20,565           20,628
Trustees' fees                                           3,500            3,500
Miscellaneous                                           11,808           10,992
Total expenses, before interest expense              2,548,255        2,635,467
Interest expense and fees                                   -0-         111,252
Total expenses                                       2,548,255        2,746,719
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                         (352,127)        (323,677)
Less: expense offset arrangement
  (see Note B)                                          (1,787)          (1,448)
Net expenses                                         2,194,341        2,421,594
Net investment income                                7,894,681        9,325,277

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                              168,638        1,267,576
  Futures contracts                                    183,815         (170,683)
  Swap contracts                                      (239,646)         (42,438)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                          313,422         (630,145)
  Futures contracts                                    (55,152)          79,504
  Swap contracts                                       (22,509)         142,356
Net gain on investment transactions                    348,568          646,170

Net Increase in Net Assets from
  Operations                                    $    8,243,249   $    9,971,447


+ As restated, see Note K.

  See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 87


                                                 Massachusetts+     Michigan
                                                --------------   --------------
Investment Income
Interest                                        $    7,020,011   $    6,958,861

Expenses
Advisory fee                                           622,352          637,450
Distribution fee--Class A                              166,307          186,000
Distribution fee--Class B                              455,954          372,161
Distribution fee--Class C                              372,691          424,394
Transfer agency--Class A                                25,742           36,291
Transfer agency--Class B                                25,003           24,724
Transfer agency--Class C                                18,145           26,246
Custodian                                              123,140          129,874
Administrative                                          80,500           80,500
Audit                                                   38,676           34,189
Legal                                                   30,155           29,888
Registration                                            20,115           17,176
Printing                                                 9,313           28,946
Trustees' fees                                           3,500            3,500
Miscellaneous                                           11,056            2,062
Total expenses before interest expense               2,002,649        2,033,401
Interest expense and fees                               97,966               -0-
Total expenses                                       2,100,615        2,033,401
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                         (286,710)         (80,500)
Less: expense offset arrangement
  (see Note B)                                          (1,825)          (2,237)
Net expenses                                         1,812,080        1,950,664
Net investment income                                5,207,931        5,008,197

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                              563,325          548,588
  Futures contracts                                    (28,326)              -0-
  Swap contracts                                       (38,008)          10,071
Net change in unrealized
  appreciation/depreciation of:
  Investments                                         (975,266)        (360,693)
  Futures contracts                                     32,231               -0-
  Swap contracts                                       164,743          196,308
Net gain (loss) on investment
  transactions                                        (281,301)         394,274

Net Increase in Net Assets from
  Operations                                    $    4,926,630   $    5,402,471


+ As restated, see Note K.

  See notes to financial statements.


88 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                   Minnesota+      New Jersey+
                                                --------------   --------------
Investment Income
Interest                                        $    5,020,077   $    8,704,374

Expenses
Advisory fee                                           444,056          743,921
Distribution fee--Class A                              210,758          239,621
Distribution fee--Class B                              120,526          505,298
Distribution fee--Class C                              163,736          349,124
Transfer agency--Class A                                34,059           43,363
Transfer agency--Class B                                 7,046           31,977
Transfer agency--Class C                                 8,344           19,873
Custodian                                              117,352          137,201
Administrative                                          80,500           80,500
Audit                                                   37,138           40,911
Legal                                                   16,018           27,657
Printing                                                12,789           16,929
Registration                                             7,184           10,850
Trustees' fees                                           3,500            3,500
Miscellaneous                                           10,444            8,354
Total expenses before interest expense               1,273,450        2,259,079
Interest expense and fees                               83,052          241,024
Total expenses                                       1,356,502        2,500,103
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                         (184,989)        (220,183)
Less: expense offset arrangement
  (see Note B)                                          (1,367)          (2,554)
Net expenses                                         1,170,146        2,277,366
Net investment income                                3,849,931        6,427,008

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                              254,430          955,495
  Futures contracts                                         -0-         324,770
  Swap contracts                                       (76,057)        (137,968)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                         (206,760)        (689,780)
  Futures contracts                                         -0-        (118,986)
  Swap contracts                                        93,138           80,801
Net gain on investment transactions                     64,751          414,332

Net Increase in Net Assets from
  Operations                                    $    3,914,682   $    6,841,340

+ As restated, see Note K.

  See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 89


                                                     Ohio         Pennsylvania+
                                                --------------   --------------
Investment Income
Interest                                        $    8,963,208   $    7,645,164

Expenses
Advisory fee                                           811,544          679,190
Distribution fee--Class A                              260,063          237,305
Distribution fee--Class B                              483,242          374,557
Distribution fee--Class C                              453,311          343,742
Transfer agency--Class A                                44,381           39,206
Transfer agency--Class B                                28,994           21,077
Transfer agency--Class C                                24,229           17,892
Custodian                                              131,162          117,724
Administrative                                          80,500           80,500
Audit                                                   39,425           34,083
Printing                                                24,836           21,876
Legal                                                   21,090           28,998
Registration                                            12,542           11,674
Trustees' fees                                           3,500            3,500
Miscellaneous                                            7,438            8,966
Total expenses before interest expense               2,426,257        2,020,290
Interest expense and fees                                   -0-         167,298
Total expenses                                       2,426,257        2,187,588
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                         (235,427)         (81,355)
Less: expense offset arrangement
  (see Note B)                                          (2,328)          (2,276)
Net expenses                                         2,188,502        2,103,957
Net investment income                                6,774,706        5,541,207

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                              902,507          280,580
  Futures contracts                                     40,917               -0-
  Swap contracts                                      (172,442)          (7,202)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                         (528,578)         426,753
  Futures contracts                                    (33,607)              -0-
  Swap contracts                                        74,292          (21,822)
Net gain on investment transactions                    283,089          678,309

Net Increase in Net Assets from
  Operations                                    $    7,057,795   $    6,219,516


+ As restated, see Note K.

  See notes to financial statements.


90 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                                     Virginia+
                                                                  -------------
Investment Income
Interest                                                          $   8,711,550

Expenses
Advisory fee                                                            772,255
Distribution fee--Class A                                               295,555
Distribution fee--Class B                                               416,944
Distribution fee--Class C                                               313,995
Transfer agency--Class A                                                 46,072
Transfer agency--Class B                                                 21,504
Transfer agency--Class C                                                 15,138
Custodian                                                               132,096
Administrative                                                           80,500
Audit                                                                    37,837
Legal                                                                    30,401
Printing                                                                 20,166
Registration                                                             13,752
Trustees' fees                                                            3,500
Miscellaneous                                                            12,614
Total expenses before interest expense                                2,212,329
Interest expense and fees                                                38,332
Total expenses                                                        2,250,661
Less: expenses waived and reimbursed by the Adviser
  (see Note B)                                                         (463,470)
Less: expense offset arrangement (see Note B)                            (1,594)
Net expenses                                                          1,785,597
Net investment income                                                 6,925,953

Realized and Unrealized Gain (Loss) on Investment
Transactions
Net realized gain (loss) on:
  Investment transactions                                                91,195
  Futures contracts                                                     (80,008)
  Swap contracts                                                          2,571
Net change in unrealized appreciation/depreciation of:
  Investments                                                           417,093
  Futures contracts                                                      42,859
  Swap contracts                                                        (14,650)
Net gain on investment transactions                                     459,060

Net Increase in Net Assets from Operations                        $   7,385,013


+ As restated, see Note K.

  See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 91


STATEMENT OF CHANGES IN NET ASSETS

                                                            Arizona
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                 September 30,    September 30,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    7,894,681   $    7,437,553
Net realized gain on investment
  transactions                                         112,807        1,717,335
Net change in unrealized
  appreciation/depreciation
  of investments                                       235,761           26,873
Net increase in net assets from
  operations                                         8,243,249        9,181,761

Dividends to Shareholders from
Net investment income
  Class A                                           (5,034,561)      (4,128,486)
  Class B                                           (1,986,406)      (2,535,386)
  Class C                                             (877,013)        (783,563)

Transactions in Shares of
Beneficial Interest
Net increase                                        16,165,619       12,193,038
Total increase                                      16,510,888       13,927,364

Net Assets
Beginning of period                                199,884,571      185,957,207
End of period (including distributions in
  excess of net investment income of
  $(198,261) and $(207,498),
  respectively)                                 $  216,395,459   $  199,884,571


See notes to financial statements.


92 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                            Florida
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                 September 30,    September 30,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    9,325,277   $    9,204,863
Net realized gain on investment
  transactions                                       1,054,455        1,516,604
Net change in unrealized
  appreciation/depreciation
  of investments                                      (408,285)        (889,013)
Net increase in net assets from
  operations                                         9,971,447        9,832,454

Dividends to Shareholders from
Net investment income
  Class A                                           (6,108,809)      (4,995,087)
  Class B                                           (1,715,989)      (2,662,613)
  Class C                                           (1,505,113)      (1,551,635)

Transactions in Shares of
Beneficial Interest
Net increase (decrease)                             (6,734,730)         898,587
Total increase (decrease)                           (6,093,194)       1,521,706

Net Assets
Beginning of period                                221,487,133      219,965,427
End of period (including distributions in
  excess of net investment income of
  $(223,391) and $(254,651),
  respectively)                                 $  215,393,939   $  221,487,133


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 93


                                                        Massachusetts
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                 September 30,    September 30,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    5,207,931   $    5,243,913
Net realized gain on investment
  transactions                                         496,991        1,186,775
Net change in unrealized
  appreciation/depreciation
  of investments                                      (778,292)        (756,714)
Net increase in net assets from
  operations                                         4,926,630        5,673,974

Dividends to Shareholders from
Net investment income
  Class A                                           (2,314,758)      (1,900,538)
  Class B                                           (1,593,222)      (2,117,577)
  Class C                                           (1,299,532)      (1,271,360)

Transactions in Shares of
Beneficial Interest
Net increase (decrease)                              4,595,839       (1,134,517)
Total increase (decrease)                            4,314,957         (750,018)

Net Assets
Beginning of period                                138,027,321      138,777,339
End of period (including distributions in
  excess of net investment income of
  $(133,973) and $(145,290),
  respectively)                                 $  142,342,278   $  138,027,321


See notes to financial statements.


94 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                           Michigan
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                 September 30,    September 30,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    5,008,197   $    5,165,876
Net realized gain on investment
  transactions                                         558,659        1,502,788
Net change in unrealized
  appreciation/depreciation
  of investments                                      (164,385)        (287,093)
Net increase in net assets from
  operations                                         5,402,471        6,381,571

Dividends to Shareholders from
Net investment income
  Class A                                           (2,433,142)      (2,048,050)
  Class B                                           (1,204,158)      (1,583,188)
  Class C                                           (1,373,126)      (1,567,468)
Net realized gain on investments
  Class A                                              (57,135)              -0-
  Class B                                              (37,261)              -0-
  Class C                                              (39,589)              -0-

Transactions in Shares of
Beneficial Interest
Net increase (decrease)                             (2,627,344)       1,844,200
Total increase (decrease)                           (2,369,284)       3,027,065

Net Assets
Beginning of period                                139,376,193      136,349,128
End of period (including distributions in
  excess of net investment income of
  $(124,882) and $(149,734),
  respectively)                                 $  137,006,909   $  139,376,193


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 95


                                                           Minnesota
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                 September 30,    September 30,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    3,849,931   $    3,874,918
Net realized gain on investment
  transactions                                         178,373          252,581
Net change in unrealized
  appreciation/depreciation
  of investments                                      (113,622)         254,911
Net increase in net assets from
  operations                                         3,914,682        4,382,410

Dividends to Shareholders from
Net investment income
  Class A                                           (2,885,957)      (2,767,647)
  Class B                                             (411,238)        (544,815)
  Class C                                             (557,346)        (564,193)

Transactions in Shares of
Beneficial Interest
Net increase (decrease)                             (3,427,560)       2,020,229
Total increase (decrease)                           (3,367,419)       2,525,984

Net Assets
Beginning of period                                100,751,350       98,225,366
End of period (including distributions in
  excess of net investment income of
  $(100,545) and $(109,318),
  respectively)                                 $   97,383,931   $  100,751,350


See notes to financial statements.


96 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                          New Jersey
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                 September 30,    September 30,
                                                     2006+            2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    6,427,008   $    7,154,352
Net realized gain on investment
  transactions                                       1,142,297        1,135,308
Net change in unrealized
  appreciation/depreciation
  of investments                                      (727,965)         216,483
Net increase in net assets from
  operations                                         6,841,340        8,506,143

Dividends to Shareholders from
Net investment income
  Class A                                           (3,396,985)      (3,280,121)
  Class B                                           (1,796,564)      (2,637,795)
  Class C                                           (1,239,006)      (1,323,005)

Transactions in Shares of
Beneficial Interest
Net decrease                                       (12,068,085)     (27,635,191)
Total decrease                                     (11,659,300)     (26,369,969)

Net Assets
Beginning of period                                171,555,093      197,925,062
End of period (including distributions in
  excess of net investment income of
  $(162,716) and $(185,196),
  respectively)                                 $  159,895,793   $  171,555,093


+ As restated, see Note K.

  See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 97


                                                             Ohio
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                 September 30,    September 30,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    6,774,706   $    7,368,221
Net realized gain on investment
  transactions                                         770,982          575,008
Net change in unrealized
  appreciation/depreciation
  of investments                                      (487,893)         201,731
Net increase in net assets from
  operations                                         7,057,795        8,144,960

Dividends to Shareholders from
Net investment income
  Class A                                           (3,573,196)      (3,437,306)
  Class B                                           (1,655,774)      (2,219,109)
  Class C                                           (1,552,095)      (1,669,222)

Transactions in Shares of
Beneficial Interest
Net decrease                                       (15,019,332)      (8,887,469)
Total decrease                                     (14,742,602)      (8,068,146)

Net Assets
Beginning of period                                188,469,672      196,537,818
End of period (including distributions in
  excess of net investment income of
  $(131,139) and $(164,470),
  respectively)                                 $  173,727,070   $  188,469,672


See notes to financial statements.


98 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                         Pennsylvania
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                 September 30,    September 30,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    5,541,207   $    6,128,191
Net realized gain on investment
  transactions                                         273,378        2,167,675
Net change in unrealized
  appreciation/depreciation
  of investments                                       404,931       (1,445,750)
Net increase in net assets from
  operations                                         6,219,516        6,850,116

Dividends to Shareholders from
Net investment income
  Class A                                           (3,169,657)      (3,168,680)
  Class B                                           (1,239,222)      (1,703,571)
  Class C                                           (1,136,126)      (1,220,485)

Transactions in Shares of
Beneficial Interest
Net decrease                                        (6,680,062)     (11,672,434)
Total decrease                                      (6,005,551)     (10,915,054)

Net Assets
Beginning of period                                154,936,558      165,851,612
End of period (including distributions in
  excess of net investment income of
  $(126,580) and $(157,228),
  respectively)                                 $  148,931,007   $  154,936,558


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 99


                                                           Virginia
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                 September 30,    September 30,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    6,925,953   $    6,676,372
Net realized gain on investment
  transactions                                          13,758        1,112,181
Net change in unrealized
  appreciation/depreciation
  of investments                                       445,302         (400,972)
Net increase in net assets from
  operations                                         7,385,013        7,387,581

Dividends to Shareholders from
Net investment income
  Class A                                           (4,266,428)      (3,470,089)
  Class B                                           (1,519,323)      (2,174,673)
  Class C                                           (1,143,354)      (1,075,706)

Transactions in Shares of
Beneficial Interest
Net increase                                        15,931,078        5,117,842
Total increase                                      16,386,986        5,784,955

Net Assets
Beginning of period                                164,505,553      158,720,598
End of period (including undistributed
  net investment income of
  $138,028 and $115,304,
  respectively)                                 $  180,892,539   $  164,505,553


See notes to financial statements.


100 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


NOTES TO FINANCIAL STATEMENTS
September 30, 2006

Notes to Financial Statements

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund II (the "Fund"), which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as an open-end management investment company. The Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio and New Jersey Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. The Fund operates as a series company currently comprised of nine portfolios: Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the "Portfolios"). Each series is considered to be a separate entity for financial reporting and tax purposes. Each portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 101


sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price; the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the policy of each Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains to its shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.


102 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Taxes accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. As described more fully in the prospectus for the Portfolios, each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. The Portfolios amortize premium and accrete original issue discount and market discount as adjustments to interest income.

The Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolios represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the average daily net assets of each Portfolio. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .625% of each Portfolio's average daily net assets. Such fees are accrued daily and paid monthly.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 103


The Adviser has voluntarily agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses on an annual basis as follows:

Portfolios                        Class A          Class B          Class C
-------------------------------------------------------------------------------
Arizona                            0.78%            1.48%            1.48%
Florida                            0.78%            1.48%            1.48%
Massachusetts                      0.82%            1.52%            1.52%
Michigan                           1.01%            1.71%            1.71%
Minnesota                          0.90%            1.60%            1.60%
New Jersey                         0.87%            1.57%            1.57%
Ohio                               0.85%            1.55%            1.55%
Pennsylvania                       0.95%            1.65%            1.65%
Virginia                           0.72%            1.42%            1.42%

For the year ended September 30, 2006, the Adviser has voluntarily agreed to waive a portion of its advisory fees. The aggregate amounts of such fee waivers were as follows: Arizona Portfolio, $352,127; Florida Portfolio, $323,677; Massachusetts Portfolio, $286,710; Michigan Portfolio, $0; Minnesota Portfolio, $104,489; New Jersey Portfolio, $220,183; Ohio Portfolio, $235,427; Pennsylvania Portfolio, $81,355; and Virginia Portfolio, $382,970.

Pursuant to the advisory agreement, the Arizona, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Portfolios each paid $80,500 to the Adviser representing the cost of certain legal and accounting services provided to these Portfolios by the Adviser for the year ended September 30, 2006. Additionally, the Adviser voluntarily agreed to waive all such fees for these services for the Michigan, Minnesota and Virginia Portfolios in the aggregate amount of $80,500 for each of these Portfolios.

Each Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement, for providing personnel and facilities to perform transfer agency services for each Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2006, such compensation retained by ABIS amounted to:
Arizona Portfolio, $37,864; Florida Portfolio, $33,893; Massachusetts Portfolio, $35,074; Michigan Portfolio, $47,048; Minnesota Portfolio, $28,398; New Jersey Portfolio, $54,295; Ohio Portfolio, $48,076; Pennsylvania Portfolio, $49,558; and Virginia Portfolio, $36,574.

For the year ended September 30, 2006, each Portfolio's expenses were reduced under an expense offset arrangement with ABIS, as follows: Arizona Portfolio, by $1,787; Florida Portfolio, by $1,448; Massachusetts Portfolio, by $1,825; Michigan Portfolio, by $2,237; Minnesota Portfolio, by $1,367; New Jersey


104 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Portfolio, by $2,554; Ohio Portfolio, by $2,328; Pennsylvania Portfolio, by $2,276; and Virginia Portfolio, by $1,594.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.), (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended September 30, 2006 as follows:

                   Front End           Contingent Deferred Sales Charges
               Sales Charges     ---------------------------------------------
Portfolio            Class A        Class A          Class B          Class C
-------------------------------------------------------------------------------
Arizona             $ 47,909        $     4         $ 15,341         $ 15,816
Florida               20,683          6,093           21,143            9,505
Massachusetts         12,980          3,535           19,626            5,998
Michigan              13,670         22,133           21,757           10,167
Minnesota              8,111             -0-           5,912            4,476
New Jersey            10,044             -0-          17,546            1,609
Ohio                  12,123             -0-          25,508            3,902
Pennsylvania          10,735             -0-           8,019            1,646
Virginia              24,168            345           19,492            2,927


NOTE C

Distribution Services Agreement

Each Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of each Portfolio's average daily net assets attributable to Class A shares and 1% of each Portfolio's average daily net assets attributable to both Class B and Class C shares. Such fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio                                        Class B          Class C
-------------------------------------------------------------------------------
Arizona                                       $ 3,985,633      $ 1,274,511
Florida                                         4,188,598        2,761,411
Massachusetts                                   3,805,158        2,889,035
Michigan                                        3,408,483        3,447,835
Minnesota                                       2,739,066        2,229,877
New Jersey                                      5,608,358        2,892,858
Ohio                                            4,705,282        3,090,008
Pennsylvania                                    3,818,632        2,762,253
Virginia                                        3,922,932        2,081,483


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 105


Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the year ended September 30, 2006 were as follows:

Portfolio                                        Purchases          Sales
-------------------------------------------------------------------------------
Arizona                                        $ 52,146,474     $ 39,888,370
Florida                                          58,511,509       56,411,773
Massachusetts                                    32,816,764       45,263,559
Michigan                                         22,223,252       23,013,956
Minnesota                                        12,618,111       15,237,395
New Jersey                                       10,235,281       25,137,248
Ohio                                             18,867,851       35,895,960
Pennsylvania                                     31,455,484       38,624,887
Virginia                                         49,767,899       49,602,826


There were no purchases or sales of U.S. government and government agency obligations during the period.

At September 30, 2006, the cost of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation of investments for each Portfolio were as follows (excluding futures and swap contracts):

                            Gross Unrealized   Gross Unrealized  Net Unrealized
Portfolio          Tax Cost     Appreciation       Depreciation    Appreciation
-------------------------------------------------------------------------------
Arizona       $ 206,732,145      $ 7,959,506          $ 188,557     $ 7,770,949
Florida         201,423,306        9,548,165             26,827       9,521,338
Massachusetts   134,074,977        6,595,285                 -0-      6,595,285
Michigan        127,359,251        5,839,255             36,327       5,802,928
Minnesota        96,081,167        4,327,233             11,066       4,316,167
New Jersey      148,925,041        9,483,993                 -0-      9,483,993
Ohio            163,512,365        7,398,410             19,968       7,378,442
Pennsylvania    139,496,258        7,389,849             11,337       7,378,512
Virginia        167,559,873        7,149,750             12,386       7,137,364

1. Swap Agreements

The Portfolios may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount


106 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolios accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolios may enter into credit default swaps. The Portfolios may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 107


2. Financial Futures Contracts

The Portfolios may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolios bear the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of securities hedged or used to cover.

At the time the Portfolios enter into a futures contract, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risk may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each Portfolio were as follows:


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended     Year Ended
                     September 30, September 30,   September 30,   September 30,
Arizona Portfolio        2006          2005            2006           2005
-----------------    ------------  ------------  --------------  --------------
Class A
Shares sold            3,812,913     3,113,599   $  41,789,746   $  34,510,747
Shares issued in
  reinvestment of
  dividends              298,106       265,134       3,271,392       2,937,022
Shares converted
  from Class B           234,967       581,305       2,582,561       6,441,636
Shares redeemed       (1,900,622)   (1,959,807)    (20,856,830)    (21,672,509)
Net increase           2,445,364     2,000,231   $  26,786,869   $  22,216,896

Class B
Shares sold              193,507       347,941   $   2,122,269   $   3,851,908
Shares issued in
  reinvestment of
  dividends              122,439       174,462       1,342,312       1,929,149
Shares converted
  to Class A            (235,327)     (582,252)     (2,582,561)     (6,441,636)
Shares redeemed       (1,097,963)   (1,248,248)    (12,005,729)    (13,807,130)
Net decrease          (1,017,344)   (1,308,097)  $ (11,123,709)  $ (14,467,709)


108 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
                    September 30,  September 30,   September 30,   September 30,
Arizona Portfolio       2006           2005            2006            2005
-----------------    ------------  ------------  --------------  --------------
Class C
Shares sold              551,969       753,354   $   6,044,324   $   8,347,411
Shares issued in
  reinvestment of
  dividends               59,236        50,413         649,141         557,696
Shares redeemed         (566,353)     (403,172)     (6,191,006)     (4,461,256)
Net increase              44,852       400,595   $     502,459   $   4,443,851

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
                     September 30, September 30,   September 30,   September 30,
Florida Portfolio        2006          2005            2006            2005
-----------------    ------------  ------------  --------------  --------------
Class A
Shares sold            2,976,910     3,054,191   $  30,460,070   $  31,538,480
Shares issued in
  reinvestment of
  dividends              350,468       277,465       3,584,428       2,860,377
Shares converted
  from Class B           506,116     1,201,167       5,173,470      12,402,455
Shares redeemed       (2,832,605)   (2,036,995)    (28,963,898)    (20,972,424)
Net increase           1,000,889     2,495,828   $  10,254,070   $  25,828,888

Class B
Shares sold              193,103       395,639   $   1,977,737   $   4,081,616
Shares issued in
  reinvestment of
  dividends              111,772       171,181       1,143,612       1,764,739
Shares converted
  to Class A            (505,887)   (1,200,412)     (5,173,470)    (12,402,455)
Shares redeemed       (1,361,792)   (1,846,855)    (13,913,644)    (19,026,418)
Net decrease          (1,562,804)   (2,480,447)  $ (15,965,765)  $ (25,582,518)

Class C
Shares sold              540,218       558,919   $   5,529,081   $   5,767,085
Shares issued in
  reinvestment of
  dividends               96,314        96,268         985,512         992,651
Shares redeemed         (737,749)     (592,144)     (7,537,628)     (6,107,519)
Net increase
  (decrease)            (101,217)       63,043   $  (1,023,035)  $     652,217


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 109


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
Massachusetts        September 30, September 30,   September 30,   September 30,
Portfolio                2006          2005            2006            2005
--------------       ------------  ------------  --------------  --------------
Class A
Shares sold            1,545,223     1,113,609   $  16,810,875   $  12,245,067
Shares issued in
  reinvestment of
  dividends              150,045       123,249       1,629,355       1,354,163
Shares converted
  from Class B           186,197       537,902       2,019,260       5,914,420
Shares redeemed         (950,867)     (573,238)    (10,314,160)     (6,289,262)
Net increase             930,598     1,201,522   $  10,145,330   $  13,224,388

Class B
Shares sold              194,913       285,376   $   2,114,973   $   3,124,965
Shares issued in
  reinvestment of
  dividends              113,372       148,378       1,229,113       1,626,839
Shares converted
  to Class A            (186,522)     (538,867)     (2,019,260)     (5,914,420)
Shares redeemed         (936,177)   (1,120,985)    (10,138,969)    (12,282,946)
Net decrease            (814,414)   (1,226,098)  $  (8,814,143)  $ (13,445,562)

Class C
Shares sold              845,015       403,369   $   9,161,295   $   4,423,251
Shares issued in
  reinvestment of
  dividends               92,443        87,872       1,002,006         963,499
Shares redeemed         (637,698)     (574,758)     (6,898,649)     (6,300,093)
Net increase
  (decrease)             299,760       (83,517)  $   3,264,652   $    (913,343)

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
Michigan             September 30, September 30,   September 30,   September 30,
Portfolio                2006          2005            2006            2005
--------------       ------------  ------------  --------------  --------------
Class A
Shares sold            1,640,644     1,427,432   $  17,742,353   $  15,559,730
Shares issued in
  reinvestment of
  dividends              183,274       142,408       1,980,782       1,551,292
Shares converted
  from Class B           146,144       130,504       1,580,451       1,419,836
Shares redeemed       (1,040,006)     (885,446)    (11,213,786)     (9,645,744)
Net increase             930,056       814,898   $  10,089,800   $   8,885,114


110 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
Michigan             September 30, September 30,   September 30,   September 30,
Portfolio                2006          2005            2006            2005
--------------       ------------  ------------  --------------  --------------
Class B
Shares sold              146,209       264,822   $   1,577,811   $   2,879,800
Shares issued in
  reinvestment of
  dividends               90,368       113,996         975,048       1,239,254
Shares converted
  to Class A            (146,387)     (130,719)     (1,580,451)     (1,419,836)
Shares redeemed       (1,082,297)     (845,977)    (11,661,405)     (9,199,199)
Net decrease            (992,107)     (597,878)  $ (10,688,997)  $  (6,499,981)

Class C
Shares sold              413,350       654,424   $   4,460,531   $   7,118,899
Shares issued in
  reinvestment of
  dividends              106,400       120,364       1,148,273       1,308,696
Shares redeemed         (708,791)     (824,478)     (7,636,951)     (8,968,528)
Net decrease            (189,041)      (49,690)  $  (2,028,147)  $    (540,933)

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
Minnesota            September 30, September 30,   September 30,   September 30,
Portfolio                2006          2005            2006            2005
--------------       ------------  ------------  --------------  --------------
Class A
Shares sold            1,026,728     1,005,853   $  10,384,436   $  10,290,189
Shares issued in
  reinvestment of
  dividends              146,849       143,633       1,486,649       1,468,164
Shares converted
  from Class B            91,735        95,260         930,243         972,353
Shares redeemed       (1,076,264)     (853,580)    (10,873,082)     (8,730,657)
Net increase             189,048       391,166   $   1,928,246   $   4,000,049

Class B
Shares sold               27,475        59,851   $     271,900   $     610,556
Shares issued in
  reinvestment of
  dividends               27,937        37,033         282,790         378,375
Shares converted
  to Class A             (91,749)      (95,282)       (930,243)       (972,353)
Shares redeemed         (342,173)     (260,907)     (3,459,151)     (2,665,925)
Net decrease            (378,510)     (259,305)  $  (3,834,704)  $  (2,649,347)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 111


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
Minnesota            September 30, September 30,   September 30,   September 30,
Portfolio                2006          2005            2006            2005
--------------       ------------  ------------  --------------  --------------
Class C
Shares sold              243,427       247,982   $   2,465,544   $   2,537,909
Shares issued in
  reinvestment of
  dividends               42,970        40,700         435,381         416,410
Shares redeemed         (436,628)     (223,533)     (4,422,027)     (2,284,792)
Net increase
  (decrease)            (150,231)       65,149   $  (1,521,102)  $     669,527

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
New Jersey           September 30, September 30,   September 30,   September 30,
Portfolio                2006          2005            2006            2005
--------------       ------------  ------------  --------------  --------------
Class A
Shares sold            1,437,584       698,884   $  14,103,550   $   6,934,437
Shares issued in
  reinvestment of
  dividends              221,462       212,447       2,177,303       2,109,626
Shares converted
  from Class B           449,383       852,780       4,418,293       8,474,476
Shares redeemed       (1,576,537)   (1,668,847)    (15,490,295)    (16,555,950)
Net increase             531,892        95,264   $   5,208,851   $     962,589

Class B
Shares sold              229,392       363,143   $   2,257,148   $   3,606,473
Shares issued in
  reinvestment of
  dividends              149,007       208,665       1,465,862       2,071,969
Shares converted
  to Class A            (449,255)     (852,370)     (4,418,293)     (8,474,476)
Shares redeemed       (1,552,323)   (2,309,239)    (15,256,345)    (22,929,685)
Net decrease          (1,623,179)   (2,589,801)  $ (15,951,628)  $ (25,725,719)

Class C
Shares sold              406,393       303,012   $   3,995,670   $   3,014,021
Shares issued in
  reinvestment of
  dividends               92,196        99,506         909,188         988,708
Shares redeemed         (634,079)     (692,695)     (6,230,166)     (6,874,790)
Net decrease            (135,490)     (290,177)  $  (1,325,308)  $  (2,872,061)


112 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
                     September 30, September 30,   September 30,   September 30,
Ohio Portfolio           2006          2005            2006            2005
--------------       ------------  ------------  --------------  --------------
Class A
Shares sold            1,246,323     1,499,480   $  12,560,794   $  15,258,582
Shares issued in
  reinvestment of
  dividends              267,765       261,022       2,693,831       2,657,680
Shares converted
  from Class B           359,115       511,564       3,615,913       5,209,768
Shares redeemed       (1,682,953)   (1,555,717)    (16,910,019)    (15,860,873)
Net increase             190,250       716,349   $   1,960,519   $   7,265,157

Class B
Shares sold              160,497       338,582   $   1,614,314   $   3,441,546
Shares issued in
  reinvestment of
  dividends              125,529       176,471       1,261,972       1,794,778
Shares converted
  to Class A            (359,374)     (511,963)     (3,615,913)     (5,209,768)
Shares redeemed       (1,251,239)   (1,512,207)    (12,566,978)    (15,387,457)
Net decrease          (1,324,587)   (1,509,117)  $ (13,306,605)  $ (15,360,901)

Class C
Shares sold              375,360       679,901   $   3,775,137   $   6,922,394
Shares issued in
  reinvestment of
  dividends              113,660       120,262       1,143,033       1,223,960
Shares redeemed         (854,251)     (880,040)     (8,591,416)     (8,938,079)
Net decrease            (365,231)      (79,877)  $  (3,673,246)  $    (791,725)

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
Pennsylvania         September 30, September 30,   September 30,   September 30,
Portfolio                2006          2005            2006            2005
--------------       ------------  ------------  --------------  --------------
Class A
Shares sold              859,609       720,496   $   8,998,699   $   7,598,951
Shares issued in
  reinvestment of
  dividends              233,653       225,234       2,445,046       2,377,548
Shares converted
  from Class B           321,265       567,538       3,363,475       5,992,252
Shares redeemed       (1,198,167)   (1,133,334)    (12,522,458)    (11,941,959)
Net increase             216,360       379,934   $   2,284,762   $   4,026,792


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 113


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
Pennsylvania         September 30, September 30,   September 30,   September 30,
Portfolio                2006          2005            2006            2005
--------------       ------------  ------------  --------------  --------------
Class B
Shares sold              118,943       220,882   $   1,244,478   $   2,332,381
Shares issued in
  reinvestment of
  dividends               97,721       129,930       1,022,909       1,371,107
Shares converted
  to Class A            (321,167)     (567,461)     (3,363,475)     (5,992,252)
Shares redeemed         (700,464)   (1,117,373)     (7,327,059)    (11,785,503)
Net decrease            (804,967)   (1,334,022)  $  (8,423,147)  $ (14,074,267)

Class C
Shares sold              324,629       295,817   $   3,398,081   $   3,115,893
Shares issued in
  reinvestment of
  dividends               79,133        83,409         828,250         880,384
Shares redeemed         (455,281)     (533,727)     (4,768,008)     (5,621,236)
Net decrease             (51,519)     (154,501)  $    (541,677)  $  (1,624,959)

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
Virginia             September 30, September 30,   September 30,   September 30,
Portfolio                2006          2005            2006            2005
--------------       ------------  ------------  --------------  --------------
Class A
Shares sold            2,697,272     1,852,144   $  29,061,573   $  20,080,730
Shares issued in
  reinvestment of
  dividends              293,204       225,838       3,160,065       2,448,903
Shares converted
  from Class B           425,979     1,040,313       4,588,717      11,278,931
Shares redeemed       (1,522,250)     (878,123)    (16,385,521)     (9,519,221)
Net increase           1,894,205     2,240,172   $  20,424,834   $  24,289,343

Class B
Shares sold              169,150       246,812   $   1,818,350   $   2,669,914
Shares issued in
  reinvestment of
  dividends              117,556       165,916       1,265,032       1,794,786
Shares converted
  to Class A            (426,683)   (1,042,236)     (4,588,717)    (11,278,931)
Shares redeemed         (746,049)   (1,203,697)     (8,022,307)    (13,017,637)
Net decrease            (886,026)   (1,833,205)  $  (9,527,642)  $ (19,831,868)


114 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
Virginia             September 30, September 30,   September 30,   September 30,
Portfolio                2006          2005            2006            2005
--------------       ------------  ------------  --------------  --------------
Class C
Shares sold              773,375       520,792   $   8,313,101   $   5,635,955
Shares issued in
  reinvestment of
  dividends               91,728        85,500         986,085         924,567
Shares redeemed         (396,742)     (547,340)     (4,265,300)     (5,900,155)
Net increase             468,361        58,952   $   5,033,886   $     660,367


NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2006.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 115


NOTE G

Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 were as follows:

Arizona Portfolio                                2006             2005
                                            --------------   --------------
Distributions paid from:
  Tax-exempt income                         $    7,890,473   $    7,400,654
  Ordinary income                                    7,507           46,781
Total distributions paid                    $    7,897,980   $    7,447,435

As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income                              $       16,112
Accumulated capital and other losses                             (1,004,746)(a)
Unrealized appreciation/(depreciation)                            7,753,192(b)
Total accumulated earnings/(deficit)                         $    6,764,558(c)

(a) On September 30, 2006, the Portfolio had a net capital loss carryforward for federal income tax purposes of $856,546 of which $385,413 expires in the year 2008, $383,250 expires in the year 2010 and $87,883 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2006, the Portfolio utilized capital loss carryforwards of $191,728. For fiscal year ended September 30, 2006, the Portfolio deferred to October 1, 2006 post October capital losses of $148,200.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes gains/losses on certain derivative instruments and the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in distributions in excess of net investment income and an increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.


116 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Florida Portfolio                                2006             2005
                                            --------------   --------------
Distributions paid from:
  Tax-exempt income                         $    9,306,646   $    9,106,816
  Ordinary income                                   23,265          102,519
Total distributions paid                    $    9,329,911   $    9,209,335

As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income                              $       16,192
Accumulated capital and other losses                             (7,732,969)(a)
Unrealized appreciation/(depreciation)                            9,679,601(b)
Total accumulated earnings/(deficit)                         $    1,962,824(c)

(a) On September 30, 2006, the Portfolio had a net capital loss carryforward for federal income tax purposes of $7,732,969 of which $4,253,064 expires in the year 2008, $3,475,986 expires in the year 2009 and $3,919 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2006, the Portfolio utilized capital loss carryforwards of $1,026,501.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in distributions in excess of net investment income and an increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 117


Massachusetts Portfolio                          2006             2005
                                            --------------   --------------
Distributions paid from:
  Tax-exempt income                         $    5,201,319   $    5,160,022
  Ordinary income                                    6,193          129,453
Total distributions paid                    $    5,207,512   $    5,289,475

As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income                              $        2,537
Accumulated capital and other losses                             (9,469,288)(a)
Unrealized appreciation/(depreciation)                            6,759,736(b)
Total accumulated earnings/(deficit)                         $  (2, 707,015)(c)

(a) On September 30, 2006, the Portfolio had a net capital loss carryforward for federal income tax purposes of $9,469,288 of which $5,690,960 expires in the year 2008, $1,585,051 expires in the year 2009 and $2,193,277 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2006, the Portfolio utilized capital loss carryforwards of $518,324.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income and the tax treatment of open futures contracts.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in distributions in excess of net investment income and an increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.


118 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Michigan Portfolio                               2006             2005
                                            --------------   --------------
Distributions paid from:
  Tax-exempt income                         $    4,978,179   $    5,052,285
  Ordinary income                                   13,541           46,347
  Long term capital gains                          152,691          100,074
Total distributions paid                    $    5,144,411   $    5,198,706

As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Long term capital gains                                      $      513,915
Unrealized appreciation/(depreciation)                            6,003,727(a)
Total accumulated earnings/(deficit)                         $    6,517,642(b)

(a) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(b) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and a dividend reclassification resulted in a net decrease in distributions in excess of net investment income and a decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 119


Minnesota Portfolio                              2006             2005
                                            --------------   --------------
Distributions paid from:
  Tax-exempt income                         $    3,831,101   $    3,772,527
  Ordinary income                                   23,440          104,128
Total distributions paid                    $    3,854,541   $    3,876,655

As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $   (1,685,384)(a)
Unrealized appreciation/(depreciation)                            4,408,183(b)
Total accumulated earnings/(deficit)                         $    2,722,799(c)

(a) On September 30, 2006, the Portfolio had a net capital loss carryforward for federal income tax purposes of $1,685,384 of which $879,267 expires in the year 2008, $160,146 expires in the year 2009, $46,432 expires in the year 2010, $179,795 expires in the year 2011, $142,635 expires in the year 2012 and $277,109 expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2006, the Portfolio utilized capital loss carryforward of $172,429.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


During the current fiscal year, permanent differences primarily due to tax treatment of swaps and a taxable over distribution resulted in a net decrease in distributions in excess of net investment income, an increase in accumulated net realized loss on investment transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.


120 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


New Jersey Portfolio                             2006             2005
                                            --------------   --------------
Distributions paid from:
  Tax-exempt income                         $    6,402,977   $    6,957,994
  Ordinary income                                   29,578          282,927
Total distributions paid                    $    6,432,555   $    7,240,921

As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $  (13,421,185)(a)
Unrealized appreciation/(depreciation)                            9,570,370(b)
Total accumulated earnings/(deficit)                         $   (3,850,815)(c)

(a) On September 30, 2006, the Portfolio had a net capital loss carryforward for federal income tax purposes of $13,421,185 of which $1,673,160 expires in the year 2008, $1,077,263 expires in the year 2009, $4,688,584 expires in the year 2010, $5,617,272 expires in the year 2011 and $364,906 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2006, the Portfolio utilized capital loss carryforwards of $1,121,603.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the difference between book and the treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


During the current fiscal year, permanent differences primarily due to tax treatment of swaps and a taxable over distribution resulted in a net decrease in distributions in excess of net investment income, an increase to accumulated net realized loss on investment transactions, and a corresponding decrease to additional paid-in capital. This reclassification had no effect on net assets.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 121


Ohio Portfolio                                   2006             2005
                                            --------------   --------------
Distributions paid from:
  Tax-exempt income                         $    6,727,534   $    7,265,838
  Ordinary income                                   53,531           59,799
Total distributions paid                    $    6,781,065   $    7,325,637

As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax exempt income                              $       41,580
Accumulated capital and other losses                             (6,596,116)(a)
Unrealized appreciation/(depreciation)                            7,468,480(b)
Total accumulated earnings/(deficit)                         $      913,944(c)


(a) On September 30, 2006, the Portfolio had a net capital loss carryforward for federal income tax purposes of $6,596,116 of which $1,299,298 expires in the year 2008, $1,639,021 expires in the year 2009, $3,620,192 expires in the year 2011 and $37,605 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2006 the Portfolio utilized capital loss carryforwards of $653,132.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the difference between book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in distributions in excess of net investment income and an increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.


122 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Pennsylvania Portfolio                           2006             2005
                                            --------------   --------------
Distributions paid from:
  Tax-exempt income                         $    5,491,025   $    6,033,362
  Ordinary income                                   53,980           59,374
Total distributions paid                    $    5,545,005   $    6,092,736

As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax Exempt Income                              $       14,595
Accumulated capital and other losses                             (2,195,930)(a)
Unrealized appreciation/(depreciation)                            7,371,152(b)
Total accumulated earnings/(deficit)                         $    5,189,817(c)

(a) On September 30, 2006, the Portfolio had a net capital loss carryforward for federal income tax purposes of $2,195,930 of which $1,475,398 expires in the year 2008, $274,791 expires in the year 2010 and $445,741 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2006, the Portfolio utilized capital loss carryforwards of $224,553.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation)are attributable primarily to the tax deferral of losses on wash sales, and the difference between book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in distributions in excess of net investment income and an increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 123


Virginia Portfolio                               2006             2005
                                            --------------   --------------
Distributions paid from:
  Tax-exempt income                         $    6,880,113   $    6,674,553
  Ordinary income                                   48,992           45,915
Total distributions paid                    $    6,929,105   $    6,720,468

As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income                              $      328,822
Accumulated capital and other losses                             (2,625,377)(a)
Unrealized appreciation/(depreciation)                            7,131,322(b)
Total accumulated earnings/(deficit)                         $    4,834,767(c)

(a) On September 30, 2006, the Portfolio had a net capital loss carryforward for federal income tax purposes of $2,625,377 of which $599,723 expires in the year 2008, $1,200,330 expires in the year 2009, $793,446 expires in the year 2010 and $31,878 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales the realization for tax purposes of gains/losses on certain derivative instruments, and the difference between book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net increase to undistributed net investment income and an increase to accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE H

Risks Involved in Investing in the Fund

Credit Risk--The Portfolios of the AllianceBernstein Municipal Income Fund II are State Portfolios that may invest a large portion of their assets in a particular state's municipal securities and their various political subdivisions, and the performance of each of these Portfolios may be closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications.The Fund's maximum exposure under these arrangements is unknown.However, the Fund has not had prior claims or losses persuant to these contracts and expects the risk of loss thereunder to be remote.


124 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 125


A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.


126 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 127


was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a


128 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

NOTE K

Subsequent to the issuance of its September 30, 2006 financial statements, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, had not been met for certain transfers of municipal bonds and that the transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the New Jersey Porfolio has restated the statement of assets and liablities, including the portfolio of investments as of September 30, 2006 and the statements of operations and changes in net assets for the year ended September 30, 2006 and the financial highlights for each of the four years then ended to give effect to recording the transfers of the municipal bonds as secured borrowings. The Florida, Massachusetts, Minnesota, Pennsylvania and Virginia Portfolios have restated their statements of operations for the year ended September 30, 2006 and expense ratios for the periods indicated below. The effects of the restatement have no effect on previously reported net assets.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 129


(Note K continued)

                                                            New Jersey
                                                  ----------------------------
                                                   Previously
                                                    Reported        Restated
                                                  ------------     -----------
Statement of Assets and
Liabilities as of September 30, 2006

Cost of investments in securities                 $148,823,337    $155,461,107
Investments in securities, at value                158,409,034     165,159,034
Total Assets                                       161,333,696     168,083,696
Payable for floating rate notes issued                      -0-      6,743,437
Interest expense and fees payable                           -0-          6,563

Total Liabilities                                    1,437,903       8,187,903
Composition of Net Assets
Accumulated net realized loss on
  investment transactions                          (13,522,888)    (13,635,118)
Net unrealized appreciation of
  investments                                               -0-             -0-


Statement of Operations
for the year ended September 30, 2006

Investment income
Interest                                            $8,463,350      $8,704,374
Interest expense and fees                                   -0-        241,024
Total expenses                                       2,259,079       2,500,103
Net expenses                                         2,036,342       2,277,366

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on investment
  transactions                                       1,067,725         955,495
Net change in unrealized
  appreciation/depreciation
  of investments                                      (802,010)       (689,780)


Statement of Changes in Net Assets
for the year ended September 30, 2006

Net realized gain on investment
  transactions                                      $1,254,527      $1,142,297
Net change in unrealized
  appreciation/depreciation
  of investments                                      (840,195)       (727,965)


130 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


(Note K continued)

Florida Portfolio

Financial Highlights for the years ended
  September 30, 2006, 2005 and 2004

                                                          2006                    2005                    2004
                                                ----------------------  ----------------------  ----------------------
                                                Previously              Previously              Previously
                                                  Reported    Restated    Reported    Restated    Reported    Restated
                                                ----------------------  ----------------------  ----------------------
Class A
Ratio to average net assets of:
Expenses, before fee
  waivers/reimbursments                               0.93%(a)    0.98%(a)    0.97%       1.08%       1.10%       1.12%
Expenses, before fee
  waivers/reimbursments
  excluding interest expense                           N/A(b)     0.94%(a)     N/A(b)     0.98%        N/A(b)     1.11%
Class B
Ratio to average net assets of:
Expenses, before fee
  waivers/reimbursments                               1.64%(a)    1.69%(a)    1.67%       1.78%       1.81%       1.83%
Expenses, before fee
  waivers/reimbursments
  excluding interest expense                           N/A(b)     1.65%(a)     N/A(b)     1.68%        N/A(b)     1.82%
Class C
Ratio to average net assets of:
Expenses, before fee
  waivers/reimbursments                               1.63%(a)    1.68%(a)    1.67%       1.78%       1.81%       1.83%
Expenses, before fee
  waivers/reimbursments
  excluding interest expense                           N/A(b)     1.64%(a)     N/A(b)     1.68%        N/A(b)     1.82%

Massachusetts Portfolio

Financial Highlights for the years ended
  September 30, 2006, 2005 and 2004

                                                          2006                    2005                    2004
                                                ----------------------  ----------------------  ----------------------
                                                Previously              Previously              Previously
                                                  Reported    Restated    Reported    Restated    Reported    Restated
                                                ----------------------  ----------------------  ----------------------
Class A
Ratio to average net assets of:
Expenses, before fee
  waivers/reimbursments                               1.02%(a)    1.09%(a)    1.02%       1.17%       1.19%       1.25%
Expenses, before fee
  waivers/reimbursments
  excluding interest expense                           N/A(b)     1.03%(a)     N/A(b)     1.03%        N/A(b)     1.20%
Class B
Ratio to average net assets of:
Expenses, before fee
  waivers/reimbursments                               1.74%(a)    1.81%(a)    1.73%       1.88%       1.90%       1.96%
Expenses, before fee
  waivers/reimbursments
  excluding interest expense                           N/A(b)     1.75%(a)     N/A(b)     1.74%        N/A(b)     1.91%
Class C
Ratio to average net assets of:
Expenses, before fee
  waivers/reimbursments                               1.73%(a)    1.80%(a)    1.73%       1.88%       1.89%       1.95%
Expenses, before fee
  waivers/reimbursments
  excluding interest expense                           N/A(b)     1.74%(a)     N/A(b)     1.74%        N/A(b)     1.90%


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 131


(Note K continued)

Minnesota Portfolio

Financial Highlights for the years ended
  September 30, 2006, 2005, 2004 and 2003

                                    2006                    2005                    2004                    2003
                          ----------------------  ----------------------  ----------------------  ----------------------
                          Previously              Previously              Previously              Previously
                            Reported    Restated    Reported    Restated    Reported    Restated    Reported    Restated
                          ----------------------  ----------------------  ----------------------  ----------------------
Class A
Ratio to average
  net assets of:
Expenses, before
  fee waivers/
  reimbursments                 1.09%(a)    1.17%(a)    1.12%       1.26%       1.27%       1.32%       1.19%       1.22%
Expenses, before
  fee waivers/
  reimbursments
  excluding interest
  expense                        N/A(b)     1.10%(a)     N/A(b)     1.13%        N/A(b)     1.28%        N/A(b)     1.20%
Class B
Ratio to average
  net assets of:
Expenses, before
  fee waivers/
  reimbursments                 1.80%(a)    1.88%(a)    1.83%       1.97%       1.99%       2.04%       1.90%       1.93%
Expenses, before
  fee waivers/
  reimbursments
  excluding interest
  expense                        N/A(b)     1.81%(a)     N/A(b)     1.84%        N/A(b)     2.00%        N/A(b)     1.91%
Class C
Ratio to average
  net assets of:
Expenses, before
  fee waivers/
  reimbursments                 1.79%(a)    1.87%(a)    1.82%       1.96%       1.98%       2.03%       1.89%       1.92%
Expenses, before
  fee waivers/
  reimbursments
  excluding interest
  expense                        N/A(b)     1.80%(a)     N/A(b)     1.83%        N/A(b)     1.99%        N/A(b)     1.90%


132 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


(Note K continued)

New Jersey Portfolio

Financial Highlights for the years ended
  September 30, 2006, 2005, 2004 and 2003

                                    2006                    2005                    2004                    2003
                          ----------------------  ----------------------  ----------------------  ----------------------
                          Previously              Previously              Previously              Previously
                            Reported    Restated    Reported    Restated    Reported    Restated    Reported    Restated
                          ----------------------  ----------------------  ----------------------  ----------------------
Class A
Ratio to average
  net assets of:
Expenses, before
  fee waivers/
  reimbursments                 1.00%(a)    1.15%(a)    1.01%       1.16%       1.16%       1.23%       1.13%       1.16%
Expenses, before
  fee waivers/
  reimbursments
  excluding interest
  expense                        N/A(b)     1.01%(a)     N/A(b)     1.02%        N/A(b)     1.17%        N/A(b)     1.14%
Class B
Ratio to average
  net assets of:
Expenses, before
  fee waivers/
  reimbursments                 1.71%(a)    1.86%(a)    1.72%       1.87%       1.87%       1.94%       1.84%       1.87%
Expenses, before
  fee waivers/
  reimbursments
  excluding interest
  expense                        N/A(b)     1.72%(a)     N/A(b)     1.73%        N/A(b)     1.88%        N/A(b)     1.85%
Class C
Ratio to average
  net assets of:
Expenses, before
  fee waivers/
  reimbursments                 1.70%(a)    1.85%(a)    1.71%       1.86%       1.86%       1.93%       1.83%       1.86%
Expenses, before
  fee waivers/
  reimbursments
  excluding interest
  expense                        N/A(b)     1.71%(a)     N/A(b)     1.72%        N/A(b)     1.87%        N/A(b)     1.84%


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 133


(Note K continued)

Pennsylvania Portfolio

Financial Highlights for the years ended
  September 30, 2006, 2005 and 2004

                                                          2006                    2005                    2004
                                                ----------------------  ----------------------  ----------------------
                                                Previously              Previously              Previously
                                                  Reported    Restated    Reported    Restated    Reported    Restated
                                                ----------------------  ----------------------  ----------------------
Class A
Ratio to average net assets of:
Expenses, before fee
  waivers/reimbursments                               1.00%(a)    1.11%(a)    1.03%       1.20%       1.17%       1.24%
Expenses, before fee
  waivers/reimbursments
  excluding interest expense                           N/A(b)     1.01%(a)     N/A(b)     1.04%        N/A(b)     1.18%
Class B
Ratio to average net assets of:
Expenses, before fee
  waivers/reimbursments                               1.71%(a)    1.82%(a)    1.73%       1.90%       1.88%       1.95%
Expenses, before fee
  waivers/reimbursments
  excluding interest expense                           N/A(b)     1.72%(a)     N/A(b)     1.74%        N/A(b)     1.89%
Class C
Ratio to average net assets of:
Expenses, before fee
  waivers/reimbursments                               1.71%(a)    1.82%(a)    1.73%       1.90%       1.87%       1.94%
Expenses, before fee
  waivers/reimbursments
  excluding interest expense                           N/A(b)     1.72%(a)     N/A(b)     1.74%        N/A(b)     1.88%


134 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


(Note K continued)

Virginia Portfolio

Financial Highlights for the years ended
  September 30, 2006, 2005 and 2004

                                                          2006                    2005                    2004
                                                ----------------------  ----------------------  ----------------------
                                                Previously              Previously              Previously
                                                  Reported    Restated    Reported    Restated    Reported    Restated
                                                ----------------------  ----------------------  ----------------------
Class A
Ratio to average net assets of:
Expenses, before fee
  waivers/reimbursments                               0.99%(a)    1.01%(a)    0.99%       1.09%       1.17%       1.18%
Expenses, before fee
  waivers/reimbursments
  excluding interest expense                           N/A(b)     1.00%(a)     N/A(b)     1.00%        N/A(b)     1.18%
Class B
Ratio to average net assets of:
Expenses, before fee
  waivers/reimbursments                               1.70%(a)    1.72%(a)    1.70%       1.80%       1.88%       1.89%
Expenses, before fee
  waivers/reimbursments
  excluding interest expense                           N/A(b)     1.71%(a)     N/A(b)     1.71%        N/A(b)     1.89%
Class C
Ratio to average net assets of:
Expenses, before fee
  waivers/reimbursments                               1.69%(a)    1.71%(a)    1.69%       1.79%       1.87%       1.88%
Expenses, before fee
  waivers/reimbursments
  excluding interest expense                           N/A(b)     1.70%(a)     N/A(b)     1.70%        N/A(b)     1.88%


(a) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(b)  Not previously reported.

     For the Florida, Massachusetts, Minnesota, New Jersey, Pennsylvania and Virginia Portfolios, the Statements of Assets and Liabilities as of September 30, 2005, 2004 and 2003 (not presented herein) have not been reissued to give effect to the restatement. The principal effects of the restatement would be to increase investments and payable for floating rate notes issued by corresponding amounts each year, with no effect on previously reported net assets. The Statements of Operations for the years ended September 30, 2005, 2004 and 2003 (not presented herein) have not been reissued to give effect to the restatement, but the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 135


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Arizona Portfolio
                                        ---------------------------------------------------------------
                                                                   Class A
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006         2005        2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $11.06       $10.95       $10.76       $11.02       $10.80

Income From Investment
  Operations
Net investment income(b)(c)                  .45          .47          .51          .51          .51
Net realized and unrealized
  gain (loss) on investment
  transactions                               .01          .11          .19         (.26)         .26
Net increase in net asset value
  from operations                            .46          .58          .70          .25          .77

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.45)        (.47)        (.51)        (.51)        (.51)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.04)
Total dividends and
  distributions                             (.45)        (.47)        (.51)        (.51)        (.55)
Net asset value, end of period            $11.07       $11.06       $10.95       $10.76       $11.02

Total Return
Total investment return based
  on net asset value(d)                     4.28%        5.36%        6.64%        2.35%        7.33%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                       $138,880     $111,704      $88,701     $101,040     $121,245
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                           .78%(e)      .78%         .78%         .78%         .78%
  Expenses, before waivers/
    reimbursements                           .95%(e)      .97%        1.13%        1.11%        1.12%
  Net investment income,
    net of  waivers/
    reimbursements                          4.11%(e)     4.22%        4.69%        4.72%        4.73%
Portfolio turnover rate                       20%          25%          28%          28%          11%


See footnote summary on page 163.


136 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Arizona Portfolio
                                        ---------------------------------------------------------------
                                                                   Class B
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006         2005        2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $11.04       $10.94       $10.74       $11.00       $10.78

Income From Investment
  Operations
Net investment income(b)(c)                  .38          .39          .43          .43          .43
Net realized and unrealized
  gain (loss) on investment
  transactions                                -0-         .10          .20         (.26)         .27
Net increase in net asset value
  from operations                            .38          .49          .63          .17          .70

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.37)        (.39)        (.43)        (.43)        (.43)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.05)
Total dividends and
  distributions                             (.37)        (.39)        (.43)        (.43)        (.48)
Net asset value, end of period            $11.05       $11.04       $10.94       $10.74       $11.00

Total Return
Total investment return based
  on net asset value(d)                     3.56%        4.56%        5.98%        1.62%        6.65%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $52,070      $63,255      $76,951      $89,938      $92,349
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.48%(e)     1.48%        1.48%        1.48%        1.48%
  Expenses, before waivers/
    reimbursements                          1.66%(e)     1.68%        1.84%        1.82%        1.82%
  Net investment income,
    net of  waivers/
    reimbursements                          3.42%(e)     3.54%        4.00%        4.03%        4.02%
Portfolio turnover rate                       20%          25%          28%          28%          11%


See footnote summary on page 163.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 137


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Arizona Portfolio
                                        ---------------------------------------------------------------
                                                                   Class C
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006         2005        2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $11.04       $10.94       $10.74       $11.00       $10.78

Income From Investment
  Operations
Net investment income(b)(c)                  .37          .39          .43          .43          .43
Net realized and unrealized
  gain (loss) on investment
  transactions                               .01          .10          .20         (.26)         .27
Net increase in net asset value
  from operations                            .38          .49          .63          .17          .70

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.37)        (.39)        (.43)        (.43)        (.43)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.05)
Total dividends and
  distributions                             (.37)        (.39)        (.43)        (.43)        (.48)
Net asset value, end of period            $11.05       $11.04       $10.94       $10.74       $11.00

Total Return
Total investment return based
  on net asset value(d)                     3.56%        4.56%        5.98%        1.62%        6.65%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $25,445      $24,926      $20,305      $25,110      $24,258
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.48%(e)     1.48%        1.48%        1.48%        1.48%
  Expenses, before waivers/
    reimbursements                          1.65%(e)     1.67%        1.84%        1.82%        1.82%
  Net investment income,
    net of  waivers/
    reimbursements                          3.42%(e)     3.53%        4.00%        4.03%        4.00%
Portfolio turnover rate                       20%          25%          28%          28%          11%


See footnote summary on page 163.


138 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Florida Portfolio
                                        ---------------------------------------------------------------
                                                                   Class A
                                        ---------------------------------------------------------------
                                                           Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006        2005        2004(a)       2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.28       $10.25       $10.17       $10.34       $10.16

Income From Investment
  Operations
Net investment income(b)(c)                  .46          .47          .49          .49          .52
Net realized and unrealized
  gain (loss) on investment
  transactions                               .04          .03          .08         (.13)         .19
Net increase in net asset value
  from operations                            .50          .50          .57          .36          .71

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.46)        (.47)        (.49)        (.53)        (.52)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.01)
Total dividends and
  distributions                             (.46)        (.47)        (.49)        (.53)        (.53)
Net asset value, end of period            $10.32       $10.28       $10.25       $10.17       $10.34

Total Return
Total investment return based
  on net asset value(d)                     5.00%        5.01%        5.78%        3.54%        7.21%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                       $138,307     $127,541     $101,529     $109,543     $109,373
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                  .78%(e)      .78%         .78%         .78%         .78%
  Expenses, before waivers/
    reimbursements                           .98%(e)+    1.08%+       1.12%+       1.11%        1.09%
  Net investment income,
    net of  waivers/
    reimbursements                          4.51%(e)     4.60%        4.83%        4.80%        5.18%
Portfolio turnover rate                       27%          23%          22%          30%          20%


+ As restated, see Note K.

  See footnote summary on page 163.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 139


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Florida Portfolio
                                        ---------------------------------------------------------------
                                                                    Class B
                                        ---------------------------------------------------------------
                                                             Year Ended September 30,
                                        ---------------------------------------------------------------
                                           2006         2005         2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.29       $10.26       $10.18       $10.35       $10.17

Income From Investment
  Operations
Net investment income(b)(c)                  .39          .40          .42          .42          .45
Net realized and unrealized
  gain (loss) on investment
  transactions                               .03          .03          .08         (.14)         .18
Net increase in net asset value
  from operations                            .42          .43          .50          .28          .63

Less: Dividends
Dividends from net investment
  income                                    (.39)        (.40)        (.42)        (.45)        (.45)
Net asset value, end of period            $10.32       $10.29       $10.26       $10.18       $10.35

Total Return
Total investment return based
  on net asset value(d)                     4.17%        4.29%        4.96%        2.82%        6.45%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $38,045      $53,996      $79,266     $104,874     $105,583
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                 1.48%(e)     1.48%        1.48%        1.48%        1.48%
  Expenses, before waivers/
    reimbursements                          1.69%(e)+    1.78%+       1.83%+       1.81%        1.79%
  Net investment income,
    net of  waivers/
    reimbursements                          3.80%(e)     3.91%        4.12%        4.09%        4.47%
Portfolio turnover rate                       27%          23%          22%          30%          20%


+ As restated, see Note K.

  See footnote summary on page 163.


140 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Florida Portfolio
                                        ---------------------------------------------------------------
                                                                    Class C
                                        ---------------------------------------------------------------
                                                             Year Ended September 30,
                                        ---------------------------------------------------------------
                                           2006         2005         2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.29       $10.25       $10.18       $10.35       $10.17

Income From Investment
  Operations
Net investment income(b)(c)                  .39          .40          .42          .42          .45
Net realized and unrealized
  gain (loss) on investment
  transactions                               .03          .04          .07         (.14)         .18
Net increase in net asset value
  from operations                            .42          .44          .49          .28          .63

Less: Dividends
Dividends from net investment
  income                                    (.39)        (.40)        (.42)        (.45)        (.45)
Net asset value, end of period            $10.32       $10.29       $10.25       $10.18       $10.35

Total Return
Total investment return based
  on net asset value(d)                     4.17%        4.38%        4.96%        2.82%        6.45%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $39,042      $39,950      $39,170      $46,929      $49,102
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                 1.48%(e)     1.48%        1.48%        1.48%        1.48%
  Expenses, before waivers/
    reimbursements                          1.68%(e)+    1.78%+       1.83%+       1.81%        1.79%
  Net investment income,
    net of  waivers/
    reimbursements                          3.80%(e)     3.90%        4.13%        4.09%        4.47%
Portfolio turnover rate                       27%          23%          22%          30%          20%


+ As restated, see Note K.

  See footnote summary on page 163.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 141


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            Massachusetts Portfolio
                                        ---------------------------------------------------------------
                                                                   Class A
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006         2005        2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.96       $10.92       $10.79       $11.06       $11.05

Income From Investment
  Operations
Net investment income(b)(c)                  .45          .47          .51          .51          .54
Net realized and unrealized
  gain (loss) on investment
  transactions                              (.02)         .05          .13         (.26)         .04
Net increase in net asset value
  from operations                            .43          .52          .64          .25          .58

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.45)        (.48)        (.51)        (.52)        (.54)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.03)
Total dividends and
  distributions                             (.45)        (.48)        (.51)        (.52)        (.57)
Net asset value, end of period            $10.94       $10.96       $10.92       $10.79       $11.06

Total Return
Total investment return based
  on net asset value(d)                     4.06%        4.80%        6.13%        2.39%        5.46%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $63,120      $53,035      $39,749      $46,342      $66,197
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                  .82%(e)      .82%         .82%         .82%         .82%
  Expenses, before waivers/
    reimbursements                          1.09%(e)+    1.17%+       1.25%+       1.17%        1.12%
  Net investment income,
    net of  waivers/
    reimbursements                          4.18%(e)     4.29%        4.73%        4.71%        4.97%
Portfolio turnover rate                       25%          25%          26%          28%          27%


+ As restated, see Note K.

  See footnote summary on page 163.


142 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            Massachusetts Portfolio
                                        ---------------------------------------------------------------
                                                                   Class B
                                        ---------------------------------------------------------------
                                                             Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006         2005        2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.94       $10.91       $10.77       $11.03       $11.03

Income From Investment
  Operations
Net investment income(b)(c)                  .38          .40          .44          .44          .47
Net realized and unrealized
  gain (loss) on investment
  transactions                              (.02)         .03          .14         (.25)         .03
Net increase in net asset value
  from operations                            .36          .43          .58          .19          .50

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.38)        (.40)        (.44)        (.45)        (.47)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.03)
Total dividends and
  distributions                             (.38)        (.40)        (.44)        (.45)        (.50)
Net asset value, end of period            $10.92       $10.94       $10.91       $10.77       $11.03

Total Return
Total investment return based
  on net asset value(d)                     3.35%        4.00%        5.38%        1.76%        4.69%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $41,221      $50,203      $63,430      $73,979      $79,216
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                 1.52%(e)     1.52%        1.52%        1.52%        1.52%
  Expenses, before waivers/
    reimbursements                          1.81%(e)+    1.88%+       1.96%+       1.89%        1.83%
  Net investment income,
    net of  waivers/
    reimbursements                          3.49%(e)     3.61%        4.04%        4.02%        4.28%
Portfolio turnover rate                       25%          25%          26%          28%          27%


+ As restated, see Note K.

  See footnote summary on page 163.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 143


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            Massachusetts Portfolio
                                        ---------------------------------------------------------------
                                                                    Class C
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006         2005        2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.94       $10.91       $10.77       $11.03       $11.03

Income From Investment
  Operations
Net investment income(b)(c)                  .38          .40          .44          .44          .47
Net realized and unrealized
  gain(loss) on investment
  transactions                              (.02)         .03          .14         (.25)         .03
Net increase in net asset value
  from operations                            .36          .43          .58          .19          .50

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.38)        (.40)        (.44)        (.45)        (.47)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.03)
Total dividends and
  distributions                             (.38)        (.40)        (.44)        (.45)        (.50)
Net asset value, end of period            $10.92       $10.94       $10.91       $10.77       $11.03

Total Return
Total investment return based
  on net asset value(d)                     3.35%        3.99%        5.38%        1.76%        4.69%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $38,001      $34,789      $35,598      $46,542      $53,156
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                 1.52%(e)     1.52%        1.52%        1.52%        1.52%
  Expenses, before waivers/
    reimbursements                          1.80%(e)+    1.88%+       1.95%+       1.88%        1.82%
  Net investment income,
    net of  waivers/
    reimbursements                          3.49%(e)     3.61%        4.04%        4.02%        4.28%
Portfolio turnover rate                       25%          25%          26%          28%          27%


+ As restated, see Note K.

  See footnote summary on page 163.


144 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Michigan Portfolio
                                        ---------------------------------------------------------------
                                                                    Class A
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006        2005         2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.88       $10.79       $10.69       $10.91       $10.63

Income From Investment
  Operations
Net investment income(b)(c)                  .43          .46          .48          .47          .49
Net realized and unrealized
  gain (loss) on investment
  transactions                               .03          .09          .11         (.17)         .32
Net increase in net asset value
  from operations                            .46          .55          .59          .30          .81

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.42)        (.46)        (.49)        (.52)        (.49)
Distributions in excess of net
  investment income                         (.01)          -0-          -0-          -0-        (.04)
Total dividends and
  distributions                             (.43)        (.46)        (.49)        (.52)        (.53)
Net asset value, end of period            $10.91       $10.88       $10.79       $10.69       $10.91

Total Return
Total investment return based
  on net asset value(d)                     4.38%        5.16%        5.65%        2.66%        7.87%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $64,920      $54,635      $45,362      $53,022      $55,396
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                           .98%(e)      .99%        1.01%        1.01%        1.01%
  Expenses, before waivers/
    reimbursements                          1.04%(e)     1.05%        1.20%        1.20%        1.21%
  Net investment income,
    net of  waivers/
    reimbursements                          3.92%(e)     4.19%        4.51%        4.38%        4.57%
Portfolio turnover rate                       17%          18%          18%          46%          18%


See footnote summary on page 163.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 145


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Michigan Portfolio
                                        ---------------------------------------------------------------
                                                                    Class B
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006         2005        2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.86       $10.77       $10.67       $10.89       $10.62

Income From Investment
  Operations
Net investment income(b)(c)                  .35          .38          .41          .40          .41
Net realized and unrealized
  gain (loss) on investment
  transactions                               .04          .10          .10         (.18)         .32
Net increase in net asset value
  from operations                            .39          .48          .51          .22          .73

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.35)        (.39)        (.41)        (.44)        (.41)
Distributions in excess of net
  investment income                         (.01)          -0-          -0-          -0-        (.05)
Total dividends and
  distributions                             (.36)        (.39)        (.41)        (.44)        (.46)
Net asset value, end of period            $10.89       $10.86       $10.77       $10.67       $10.89

Total Return
Total investment return based
  on net asset value(d)                     3.66%        4.47%        4.91%        1.95%        7.06%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $30,813      $41,516      $47,605      $58,034      $53,097
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.69%(e)     1.70%        1.71%        1.71%        1.71%
  Expenses, before waivers/
    reimbursements                          1.75%(e)     1.76%        1.91%        1.92%        1.92%
  Net investment income,
    net of  waivers/
    reimbursements                          3.23%(e)     3.50%        3.81%        3.69%        3.88%
Portfolio turnover rate                       17%          18%          18%          46%          18%


See footnote summary on page 163.


146 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Michigan Portfolio
                                        ---------------------------------------------------------------
                                                                    Class C
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006         2005        2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.87       $10.77       $10.67       $10.89       $10.62

Income From Investment
  Operations
Net investment income(b)(c)                  .35          .38          .41          .40          .41
Net realized and unrealized
  gain (loss) on investment
  transactions                               .03          .10          .10         (.18)         .32
Net increase in net asset value
  from operations                            .38          .48          .51          .22          .73

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.35)        (.38)        (.41)        (.44)        (.41)
Distributions in excess of net
  investment income                         (.01)          -0-          -0-          -0-        (.05)
Total dividends and
  distributions                             (.36)        (.38)        (.41)        (.44)        (.46)
Net asset value, end of period            $10.89       $10.87       $10.77       $10.67       $10.89

Total Return
Total investment return based
  on net asset value(d)                     3.56%        4.54%        4.91%        1.95%        7.06%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $41,274      $43,225      $43,382      $54,996      $57,818
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.68%(e)     1.70%        1.71%        1.71%        1.71%
  Expenses, before waivers/
    reimbursements                          1.74%(e)     1.75%        1.90%        1.90%        1.93%
  Net investment income,
    net of  waivers/
    reimbursements                          3.23%(e)     3.50%        3.82%        3.69%        3.86%
Portfolio turnover rate                       17%          18%          18%          46%          18%


See footnote summary on page 163.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 147


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Minnesota Portfolio
                                        ---------------------------------------------------------------
                                                                     Class A
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006         2005        2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.19       $10.14       $10.15       $10.31       $10.09

Income From Investment
  Operations
Net investment income(b)(c)                  .42          .42          .44          .45          .48
Net realized and unrealized
  gain (loss) on investment
  transactions                               .01          .05         (.01)        (.15)         .25
Net increase in net asset value
  from operations                            .43          .47          .43          .30          .73

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.42)        (.42)        (.44)        (.46)        (.48)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.03)
Total dividends and
  distributions                             (.42)        (.42)        (.44)        (.46)        (.51)
Net asset value, end of period            $10.20       $10.19       $10.14       $10.15       $10.31

Total Return
Total investment return based
  on net asset value(d)                     4.29%        4.72%        4.41%        3.05%        7.46%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $71,172      $69,174      $64,847      $67,521      $65,850
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                  .90%(e)      .90%         .90%         .90%         .90%
  Expenses, before waivers/
    reimbursements                          1.17%(e)+    1.26%+       1.32%+       1.22%+       1.29%
  Net investment income,
    net of  waivers/
    reimbursements                          4.10%(e)     4.12%        4.36%        4.42%        4.75%
Portfolio turnover rate                       13%          14%          19%          32%          29%


+ As restated, see Note K.

  See footnote summary on page 163.


148 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Minnesota Portfolio
                                        ---------------------------------------------------------------
                                                                    Class B
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006         2005        2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.19       $10.14       $10.15       $10.31       $10.08

Income From Investment
  Operations
Net investment income(b)(c)                  .34          .35          .37          .38          .40
Net realized and unrealized
  gain (loss) on investment
  transactions                               .01          .05         (.01)        (.15)         .27
Net increase in net asset value
  from operations                            .35          .40          .36          .23          .67

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.34)        (.35)        (.37)        (.39)        (.40)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.04)
Total dividends and
  distributions                             (.34)        (.35)        (.37)        (.39)        (.44)
Net asset value, end of period            $10.20       $10.19       $10.14       $10.15       $10.31

Total Return
Total investment return based
  on net asset value(d)                     3.56%        3.99%        3.68%        2.34%        6.84%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $10,577      $14,424      $16,976      $24,366      $24,340
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                 1.60%(e)     1.60%        1.60%        1.60%        1.60%
  Expenses, before waivers/
    reimbursements                          1.88%(e)+    1.97%+       2.04%+       1.93%+       1.99%
  Net investment income,
    net of  waivers/
    reimbursements                          3.41%(e)     3.43%        3.65%        3.72%        4.04%
Portfolio turnover rate                       13%          14%          19%          32%          29%


+ As restated, see Note K.

  See footnote summary on page 163.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 149


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Minnesota Portfolio
                                        -----------------------------------------------------------------
                                                                    Class C
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006        2005         2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.20       $10.15       $10.16       $10.32       $10.10

Income From Investment
  Operations
Net investment income(b)(c)                  .34          .35          .37          .38          .40
Net realized and unrealized
  gain (loss) on investment
  transactions                               .01          .05         (.01)        (.15)         .26
Net increase in net asset value
  from operations                            .35          .40          .36          .23          .66
Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.34)        (.35)        (.37)        (.39)        (.40)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.04)

Total dividends and
  distributions                             (.34)        (.35)        (.37)        (.39)        (.44)
Net asset value, end of period            $10.21       $10.20       $10.15       $10.16       $10.32

Total Return
Total investment return based
  on net asset value(d)                     3.55%        3.98%        3.68%        2.34%        6.72%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $15,635      $17,153      $16,402      $19,248      $20,401
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                 1.60%(e)     1.60%        1.60%        1.60%        1.60%
  Expenses, before waivers/
    reimbursements                          1.87%(e)+    1.96%+       2.03%+       1.92%+       1.99%
  Net investment income,
    net of  waivers/
    reimbursements                          3.40%(e)     3.42%        3.65%        3.70%        4.01%
Portfolio turnover rate                       13%          14%          19%          32%          29%


+ As restated, see Note K.

  See footnote summary on page 163.


150 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             New Jersey Portfolio
                                        ---------------------------------------------------------------
                                                                   Class A
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006         2005        2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                      $9.90        $9.84        $9.80       $10.03       $10.11

Income From Investment
  Operations
Net investment income(b)(c)                  .42          .42          .45          .45          .48
Net realized and unrealized
  gain (loss) on investment
  transactions                               .03          .07          .04         (.22)        (.05)
Net increase in net asset value
  from operations                            .45          .49          .49          .23          .43

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.42)        (.43)        (.45)        (.46)        (.48)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.03)
Total dividends and
  distributions                             (.42)        (.43)        (.45)        (.46)        (.51)
Net asset value, end of period             $9.93        $9.90        $9.84        $9.80       $10.03

Total Return
Total investment return based
  on net asset value(d)                     4.65%        5.03%        5.05%        2.39%        4.42%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $83,088      $77,570      $76,164      $81,632      $94,865
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                  .87%(e)      .87%         .87%         .87%         .87%
  Expenses, before waivers/
    reimbursements                          1.15%(e)+    1.16%+       1.23%+       1.16%+       1.11%
  Net investment income,
    net of  waivers/
    reimbursements                          4.25%(e)     4.26%        4.60%        4.53%        4.80%
Portfolio turnover rate                        6%          38%          15%          45%          49%


+ As restated, see Note K.

  See footnote summary on page 163.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 151


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             New Jersey Portfolio
                                        ---------------------------------------------------------------
                                                                    Class B
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006         2005        2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                      $9.90        $9.84        $9.80       $10.04       $10.11

Income From Investment
  Operations
Net investment income(b)(c)                  .35          .35          .38          .38          .41
Net realized and unrealized
  gain (loss) on investment
  transactions                               .03          .07          .04         (.23)        (.04)
Net increase in net asset value
  from operations                            .38          .42          .42          .15          .37

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.35)        (.36)        (.38)        (.39)        (.41)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.03)
Total dividends and
  distributions                             (.35)        (.36)        (.38)        (.39)        (.44)
Net asset value, end of period             $9.93        $9.90        $9.84        $9.80       $10.04

Total Return
Total investment return based
  on net asset value(d)                     3.91%        4.30%        4.41%        1.56%        3.79%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $42,766      $58,706      $83,835     $110,294     $127,025
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                 1.57%(e)     1.57%        1.57%        1.57%        1.57%
  Expenses, before waivers/
    reimbursements                          1.86%(e)+    1.87%+       1.94%+       1.87%+       1.82%
  Net investment income,
    net of  waivers/
    reimbursements                          3.55%(e)     3.56%        3.89%        3.83%        4.10%
Portfolio turnover rate                        6%          38%          15%          45%          49%


+ As restated, see Note K.

  See footnote summary on page 163.


152 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              New Jersey Portfolio
                                        ---------------------------------------------------------------
                                                                    Class C
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006         2005        2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                      $9.90        $9.84        $9.81       $10.04       $10.11

Income From Investment
  Operations
Net investment income(b)(c)                  .35          .35          .38          .38          .41
Net realized and unrealized
  gain (loss) on investment
  transactions                               .03          .07          .03         (.22)        (.04)
Net increase in net asset value
  from operations                            .38          .42          .41          .16          .37

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.35)        (.36)        (.38)        (.39)        (.41)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.03)
Total dividends and
  distributions                             (.35)        (.36)        (.38)        (.39)        (.44)
Net asset value, end of period             $9.93        $9.90        $9.84        $9.81       $10.04

Total Return
Total investment return based
  on net asset value(d)                     3.92%        4.31%        4.30%        1.66%        3.78%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $34,042      $35,279      $37,926      $45,633      $56,295
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                 1.57%(e)     1.57%        1.57%        1.57%        1.57%
  Expenses, before waivers/
    reimbursements                          1.85%(e)+    1.86%+       1.93%+       1.86%+       1.81%
  Net investment income,
    net of  waivers/
    reimbursementss                         3.55%(e)     3.56%        3.89%        3.83%        4.10%
Portfolio turnover rate                        6%          38%          15%          45%          49%


+ As restated, see Note K.

  See footnote summary on page 163.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 153


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 Ohio Portfolio
                                        ---------------------------------------------------------------
                                                                    Class A
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006         2005        2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.14       $10.10       $10.05       $10.02       $10.01

Income From Investment
  Operations
Net investment income(b)(c)                  .41          .43          .44          .46          .50
Net realized and unrealized
  gain on investment
  transactions                               .02          .03          .05          .05          .04
Net increase in net asset value
  from operations                            .43          .46          .49          .51          .54

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.41)        (.42)        (.44)        (.48)        (.51)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.02)
Total dividends and
  distributions                             (.41)        (.42)        (.44)        (.48)        (.53)
Net asset value, end of period            $10.16       $10.14       $10.10       $10.05       $10.02

Total Return
Total investment return based
  on net asset value(d)                     4.40%        4.67%        5.02%        5.20%        5.57%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $87,902      $85,749      $78,184      $75,102      $70,223
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                           .85%(e)      .85%         .85%         .85%         .85%
  Expenses, before waivers/
    reimbursements                           .98%(e)      .99%        1.14%        1.15%        1.15%
  Net investment income,
    net of  waivers/
    reimbursements                          4.12%(e)     4.19%        4.38%        4.59%        4.99%
Portfolio turnover rate                       11%          23%          33%          23%          34%


See footnote summary on page 163.


154 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                Ohio Portfolio
                                        ---------------------------------------------------------------
                                                                    Class B
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006         2005        2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.13       $10.09       $10.04       $10.02       $10.01

Income From Investment
  Operations
Net investment income(b)(c)                  .34          .36          .37          .39          .43
Net realized and unrealized
  gain on investment
  transactions                               .02          .03          .05          .04          .05
Net increase in net asset value
  from operations                            .36          .39          .42          .43          .48

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.34)        (.35)        (.37)        (.41)        (.44)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.03)
Total dividends and
  distributions                             (.34)        (.35)        (.37)        (.41)        (.47)
Net asset value, end of period            $10.15       $10.13       $10.09       $10.04       $10.02

Total Return
Total investment return based
  on net asset value(d)                     3.67%        3.95%        4.30%        4.37%        4.87%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $41,802      $55,111      $70,121      $83,422      $73,159
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.55%(e)     1.55%        1.55%        1.55%        1.55%
  Expenses, before waivers/
    reimbursements                          1.69%(e)     1.69%        1.85%        1.86%        1.85%
  Net investment income,
    net of  waivers/
    reimbursements                          3.42%(e)     3.50%        3.69%        3.88%        4.29%
Portfolio turnover rate                       11%          23%          33%          23%          34%


See footnote summary on page 163.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 155


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 Ohio Portfolio
                                        ---------------------------------------------------------------
                                                                     Class C
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006        2005         2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.13       $10.09       $10.05       $10.02       $10.02

Income From Investment
  Operations
Net investment income(b)(c)                  .34          .36          .37          .39          .43
Net realized and unrealized
  gain on investment
  transactions                               .03          .03          .04          .05          .04
Net increase in net asset value
  from operations                            .37          .39          .41          .44          .47

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.34)        (.35)        (.37)        (.41)        (.44)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.03)
Total dividends and
  distributions                             (.34)        (.35)        (.37)        (.41)        (.47)
Net asset value, end of period            $10.16       $10.13       $10.09       $10.05       $10.02

Total Return
Total investment return based
  on net asset value(d)                     3.78%        3.94%        4.19%        4.47%        4.77%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $44,023      $47,610      $48,233      $54,062      $53,883
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.55%(e)     1.55%        1.55%        1.55%        1.55%
  Expenses, before waivers/
    reimbursements                          1.68%(e)     1.69%        1.85%        1.85%        1.85%
  Net investment income,
    net of  waivers/
    reimbursements                          3.42%(e)     3.49%        3.69%        3.89%        4.29%
Portfolio turnover rate                       11%          23%          33%          23%          34%


See footnote summary on page 163.


156 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Pennsylvania Portfolio
                                        ---------------------------------------------------------------
                                                                     Class A
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006        2005         2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.53       $10.48       $10.44       $10.58       $10.42

Income From Investment
  Operations
Net investment income(b)(c)                  .42          .44          .48          .50          .51
Net realized and unrealized
  gain (loss) on investment
  transactions                               .05          .05          .04         (.14)         .18
Net increase in net asset value
  from operations                            .47          .49          .52          .36          .69

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.42)        (.44)        (.48)        (.50)        (.51)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.02)
Total dividends and
  distributions                             (.42)        (.44)        (.48)        (.50)        (.53)
Net asset value, end of period            $10.58       $10.53       $10.48       $10.44       $10.58

Total Return
Total investment return based
  on net asset value(d)                     4.57%        4.75%        5.06%        3.57%        6.88%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $81,151      $78,472      $74,132      $84,053      $99,426
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                  .95%(e)      .95%         .95%         .95%         .95%
  Expenses, before waivers/
    reimbursements                          1.11%(e)+    1.20%+       1.24%+       1.16%        1.13%
  Net investment income,
    net of  waivers/
    reimbursements                          4.00%(e)     4.19%        4.55%        4.91%        4.98%
Portfolio turnover rate                       23%          36%          19%          17%          38%


+ As restated, see Note K.

  See footnote summary on page 163.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 157


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Pennsylvania Portfolio
                                        ---------------------------------------------------------------
                                                                    Class B
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006        2005         2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.53       $10.48       $10.44       $10.58       $10.41

Income From Investment
  Operations
Net investment income(b)(c)                  .35          .37          .40          .44          .45
Net realized and unrealized
  gain (loss) on investment
  transactions                               .05          .05          .04         (.15)         .18
Net increase in net asset value
  from operations                            .40          .42          .44          .29          .63

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.35)        (.37)        (.40)        (.43)        (.45)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.01)
Total dividends and
  distributions                             (.35)        (.37)        (.40)        (.43)        (.46)
Net asset value, end of period            $10.58       $10.53       $10.48       $10.44       $10.58

Total Return
Total investment return based
  on net asset value(d)                     3.84%        4.01%        4.32%        2.84%        6.26%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $33,448      $41,760      $55,552      $68,409      $74,390
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                 1.65%(e)     1.65%        1.65%        1.65%        1.65%
  Expenses, before waivers/
    reimbursements                          1.82%(e)+    1.90%+       1.95%+       1.87%        1.84%
  Net investment income,
    net of  waivers/
    reimbursements                          3.31%(e)     3.49%        3.85%        4.21%        4.35%
Portfolio turnover rate                       23%          36%          19%          17%          38%


+ As restated, see Note K.

  See footnote summary on page 163.


158 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Pennsylvania Portfolio
                                        ---------------------------------------------------------------
                                                                    Class C
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006        2005         2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.53       $10.48       $10.44       $10.58       $10.41

Income From Investment
  Operations
Net investment income(b)(c)                  .35          .37          .40          .44          .45
Net realized and unrealized
  gain (loss) on investment
  transactions                               .05          .05          .04         (.15)         .18
Net increase in net asset value
  from operations                            .40          .42          .44          .29          .63

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.35)        (.37)        (.40)        (.43)        (.45)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.01)
Total dividends and
  distributions                             (.35)        (.37)        (.40)        (.43)        (.46)
Net asset value, end of period            $10.58       $10.53       $10.48       $10.44       $10.58

Total Return
Total investment return based
  on net asset value(d)                     3.84%        4.02%        4.32%        2.84%        6.26%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $34,332      $34,705      $36,168      $42,917      $46,296
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                 1.65%(e)     1.65%        1.65%        1.65%        1.65%
  Expenses, before waivers/
    reimbursements                          1.82%(e)+    1.90%+       1.94%+       1.87%        1.83%
  Net investment income,
    net of  waivers/
    reimbursements                          3.30%(e)     3.49%        3.85%        4.20%        4.30%
Portfolio turnover rate                       23%          36%          19%          17%          38%


+ As restated, see Note K.

  See footnote summary on page 163.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 159


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Virginia Portfolio
                                        ---------------------------------------------------------------
                                                                    Class A
                                        ---------------------------------------------------------------
                                                             Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006        2005         2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.82       $10.77       $10.75       $10.77       $10.54

Income From Investment
  Operations
Net investment income(b)(c)                  .47          .49          .52          .52          .52
Net realized and unrealized
  gain (loss) on investment
  transactions                               .02          .05          .01         (.03)         .25
Net increase in net asset value
  from operations                            .49          .54          .53          .49          .77

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.47)        (.49)        (.51)        (.51)        (.52)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.02)
Total dividends and
  distributions                             (.47)        (.49)        (.51)        (.51)        (.54)
Net asset value, end of period            $10.84       $10.82       $10.77       $10.75       $10.77

Total Return
Total investment return based
  on net asset value(d)                     4.61%        5.11%        5.04%        4.66%        7.58%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                       $109,343      $88,605      $64,089      $71,572      $76,797
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                  .72%(e)      .72%         .72%         .72%         .72%
  Expenses, before waivers/
    reimbursements                          1.01%(e)+    1.09%+       1.18%+       1.15%        1.15%
  Net investment income,
    net of  waivers/
    reimbursements                          4.33%(e)     4.48%        4.82%        4.87%        4.95%
Portfolio turnover rate                       31%          23%          10%          25%          16%


+ As restated, see Note K.

  See footnote summary on page 163.


160 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Virginia Portfolio
                                        ---------------------------------------------------------------
                                                                     Class B
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006        2005         2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.80       $10.75       $10.73       $10.75       $10.53

Income From Investment
  Operations
Net investment income(b)(c)                  .39          .41          .44          .45          .45
Net realized and unrealized
  gain (loss) on investment
  transactions                               .02          .05          .01         (.04)         .24
Net increase in net asset value
  from operations                            .41          .46          .45          .41          .69

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.39)        (.41)        (.43)        (.43)        (.45)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.02)
Total dividends and
  distributions                             (.39)        (.41)        (.43)        (.43)        (.47)
Net asset value, end of period            $10.82       $10.80       $10.75       $10.73       $10.75

Total Return
Total investment return based
  on net asset value(d)                     3.89%        4.36%        4.32%        3.94%        6.78%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $37,006      $46,489      $65,978      $82,541      $85,842
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                 1.42%(e)     1.42%        1.42%        1.42%        1.42%
  Expenses, before waivers/
    reimbursements                          1.72%(e)+    1.80%+       1.89%+       1.85%        1.86%
  Net investment income,
    net of  waivers/
    reimbursements                          3.64%(e)     3.81%        4.13%        4.18%        4.27%
Portfolio turnover rate                       31%          23%          10%          25%          16%


+ As restated, see Note K.

  See footnote summary on page 163.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 161


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Virginia Portfolio
                                        ---------------------------------------------------------------
                                                                   Class C
                                        ---------------------------------------------------------------
                                                            Year Ended September 30,
                                        ---------------------------------------------------------------
                                            2006        2005         2004(a)      2003         2002
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $10.79       $10.74       $10.73       $10.75       $10.52

Income From Investment
  Operations
Net investment income(b)(c)                  .39          .41          .44          .45          .45
Net realized and unrealized
  gain (loss) on investment
  transactions                               .02          .06           -0-        (.04)         .25
Net increase in net asset value
  from operations                            .41          .47          .44          .41          .70

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.39)        (.42)        (.43)        (.43)        (.45)
Distributions in excess of net
  investment income                           -0-          -0-          -0-          -0-        (.02)
Total dividends and
  distributions                             (.39)        (.42)        (.43)        (.43)        (.47)
Net asset value, end of period            $10.81       $10.79       $10.74       $10.73       $10.75

Total Return
Total investment return based
  on net asset value(d)                     3.90%        4.41%        4.23%        3.94%        6.88%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $34,544      $29,412      $28,654      $33,486      $34,396
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements and interest
    expense                                 1.42%(e)     1.42%        1.42%        1.42%        1.42%
  Expenses, before waivers/
    reimbursements                          1.71%(e)+    1.79%+       1.88%+       1.85%        1.86%
  Net investment income,
    net of  waivers/
    reimbursements                          3.64%(e)     3.80%        4.13%        4.17%        4.26%
Portfolio turnover rate                       31%          23%          10%          25%          16%


+ As restated, see Note K.

  See footnote summary on page 163.


162 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


(a) As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended September 30, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share. The effect on the ratio of net investment income to average net assets was as follows:

                          Class A     Class B     Class C
                        ----------  ----------  ----------
     Arizona               .01%        .00%        .00%
     Florida              (.02)%      (.02)%      (.02)%
     Massachusetts        (.01)%       .00%       (.01)%
     Michigan              .01%        .01%        .02%
     Minnesota             .00%        .00%        .00%
     New Jersey            .01%        .01%        .01%
     Ohio                 (.04)%      (.03)%      (.04)%
     Pennsylvania          .00%        .01%        .00%
     Virginia             (.02)%      (.01)%      (.02)%

(b)  Net of fees waived and expenses reimbursed by the Adviser.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 163


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Alliance Municipal Income Fund II

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Municipal Income Fund II (the "Fund") (comprising, respectively, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania, and Virginia Portfolios) as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Alliance Municipal Income Fund II at September 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note K in Notes to Financial Statements, the New Jersey Portfolio referred to above has restated the statement of assets and liabilities, and the portfolio of investments as of September 30, 2006, the statements of operations and changes in net assets for the year then ended and the financial highlights for each of the four years then ended. The Florida, Massachusetts, Minnesota, Pennsylvania and Virginia Portfolios referred to above have restated their statement of operations for the year ended September 30, 2006, and expense ratios to net assets for the periods indicated in Note K.

/s/ Ernst & Young LLP

New York, New York
November 17, 2006
Except for Note K as to which the date is January 22, 2007.


164 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


TAX INFORMATION
(unaudited)

Tax Information

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Michigan Portfolio paid $152,691 of long-term capital gains distributed during the fiscal year ended September 30, 2006, which is subject to a maximum tax rate of 15%.

The Portfolios designated the following for the fiscal year ended September 30, 2006:

                       Exempt-Interest          Qualified (a)
Portfolio                 Dividends            Interest Income
------------------------------------------------------------------
Arizona                  $ 7,890,473                63.8%
Florida                  $ 9,306,646                13.6%
Massachusetts            $ 5,201,319                46.8%
Michigan                 $ 4,978,179                13.9%
Minnesota                $ 3,831,101                18.7%
New Jersey               $ 6,402,977                17.3%
Ohio                     $ 6,727,534                 3.8%
Pennsylvania             $ 5,491,025                 4.1%
Virginia                 $ 6,880,113                 9.2%

(a)  Applicable only for ordinary distributions paid to foreign shareholders.


Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2007.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 165


BOARD OF TRUSTEES

William H. Foulk, Jr.,(1) Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer
(Guy) Robert B. Davidson III(2), Senior Vice President
Douglas J. Peebles, Senior Vice President
Jeffrey S. Phlegar, Senior Vice President
Michael G. Brooks(2), Vice President
Fred S. Cohen(2), Vice President
Terrance T. Hults(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll-free (800) 227-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. Michael G. Brooks, Fred S. Cohen, (Guy) Robert B. Davidson III and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios' portfolios.


166 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                                 PORTFOLIOS
                                                                                  IN FUND           OTHER
    NAME, ADDRESS                             PRINCIPAL                           COMPLEX        DIRECTORSHIPS
         AGE                                 OCCUPATION(S)                       OVERSEEN BY       HELD BY
(FIRST YEAR ELECTED*)                     DURING PAST 5 YEARS                     TRUSTEE          TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Marc O. Mayer,++                    Executive Vice President of                     111          SCB Partners,
1345 Avenue of the                  the Adviser since 2001 and                                     Inc. and
Americas,                           Executive Managing Director of                                  SCB Inc.
New York, NY 10105                  AllianceBernstein Investments, Inc.
49                                  ("ABI") since 2003; prior thereto he
(2003)                              was head of AllianceBernstein
                                    Institutional Investments, a unit of
                                    the Adviser from 2001-2003. Prior
                                    thereto, Chief Executive Officer
                                    of Sanford C. Bernstein & Co.,
                                    LLC (institutional research and
                                    brokerage arm of Bernstein &
                                    Co. LLC) ("SCB & Co.") and its
                                    predecessor since prior to 2001.

DISINTERESTED TRUSTEES

William H. Foulk, Jr., #+           Investment Adviser and an                       113             None
P.O. Box 5060                       Independent Consultant. He was
Greenwich, CT 06831                 formerly Senior Manager of Barrett
Chairman of the Board               Associates, Inc., a registered
74                                  investment adviser, with which
(1998)                              he had been associated since
                                    prior to 2001. He was formerly
                                    Deputy Comptroller and Chief
                                    Investment Officer of the State of
                                    New York and, prior thereto,
                                    Chief Investment Officer of the
                                    New York Bank for Savings.

Ruth Block, #**                     Formerly Executive Vice                         100             None
500 SE Mizner Blvd.                 President and Chief Insurance
Boca Raton, FL 33432                Officer of The Equitable Life
76                                  Assurance Society of the United
(1993)                              States; Chairman and Chief
                                    Executive Officer of Evlico
                                    (insurance); Director of Avon, BP
                                    (oil and gas), Ecolab Incorporated
                                    (specialty chemicals), Tandem
                                    Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities
                                    Corporation; and Governor
                                    at Large, National Association
                                    of Securities Dealers, Inc.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 167


                                                                                 PORTFOLIOS
                                                                                  IN FUND           OTHER
    NAME, ADDRESS                             PRINCIPAL                           COMPLEX        DIRECTORSHIPS
         AGE                                 OCCUPATION(S)                       OVERSEEN BY       HELD BY
(FIRST YEAR ELECTED*)                     DURING PAST 5 YEARS                     TRUSTEE          TRUSTEE
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)

David H. Dievler, #                 Independent Consultant. Until                   112             None
P.O. Box 167                        December 1994, he was Senior
Spring Lake, NJ 07762               Vice President of AllianceBernstein
77                                  Corporation ("AB Corp.") (formerly
(1993)                              Alliance Capital Management
                                    Corporation) responsible for
                                    mutual fund administration. Prior
                                    to joining AB Corp. in 1984, he
                                    was Chief Financial Officer of
                                    Eberstadt Asset Management
                                    since 1968. Prior to that, he
                                    was a Senior Manager at Price
                                    Waterhouse & Co. Member of
                                    American Institute of Certified
                                    Public Accountants since 1953.

John H. Dobkin, #                   Consultant. Formerly President                  111             None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002,
64                                  Senior Advisor from June 1999-
(1998)                              June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December
                                    1989-May 1999. Previously,
                                    Director of the National Academy
                                    of Design and during 1988-1992,
                                    Director and Chairman of the Audit
                                    Committee of AB Corp. (formerly
                                    Alliance Capital Management
                                    Corporation).

Michael J. Downey, #                Consultant since January 2004.                  111        Asia Pacific Fund,
c/o AllianceBernstein L.P.          Formerly managing partner of                                   Inc. and
Attn: Philip L. Kirstein            Lexington Capital, LLC (investment                           The Merger Fund
1345 Avenue of the                  advisory firm) from December 1997
Americas                            until December 2003. Prior thereto,
New York, NY 10105                  Chairman and CEO of Prudential
62                                  Mutual Fund Management from
(2005)                              1987 until 1993.


168 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                                                                 PORTFOLIOS
                                                                                  IN FUND           OTHER
    NAME, ADDRESS                             PRINCIPAL                           COMPLEX        DIRECTORSHIPS
         AGE                                 OCCUPATION(S)                       OVERSEEN BY       HELD BY
(FIRST YEAR ELECTED*)                     DURING PAST 5 YEARS                     TRUSTEE          TRUSTEE
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)

D. James Guzy, #                    Chairman of the Board of PLX                    111      Intel Corporation
P.O. Box 128                        Technology (semi-conductors) and                         (semi-conductors);
Glenbrook, NV 89413                 of SRC Computers Inc., with which                           Cirrus Logic
70                                  he has been associated since prior                          Corporation
(2005)                              to 2001. He is also President of the                     (semi-conductors);
                                    Arbor Company (private family                                  and the
                                    investments).                                              Davis Selected
                                                                                               Advisors Group
                                                                                               of Mutual Funds.

Nancy P. Jacklin, #                 Formerly U.S. Executive Director                111             None
4046 Chancery Court, NW             of the International Monetary Fund
Washington, DC 20007                (December 2002-May 2006); Partner,
58                                  Clifford Chance (1992-2002); Senior
(2006)                              Counsel, International Banking and
                                    Finance, and Associate General
                                    Counsel, Citicorp (1985-1992);
                                    Assistant General Counsel
                                    (International), Federal Reserve
                                    Board of Governors (1982-1985);
                                    and Attorney Advisor, U.S.
                                    Department of the Treasury (1973-
                                    1982). Member of the Bar of the
                                    District of Columbia and of New
                                    York; and member of the Council
                                    on Foreign Relations.

Marshall C. Turner, Jr., #          Principal of Turner Venture                     111          The George
220 Montgomery Street               Associates (venture capital and                          Lucas Educational
Penthouse 10                        consulting) since prior to 2001.                          Foundation; and
San Francisco, CA                   From 2003 until May 31, 2006,                                 National
94104-3402                          he was CEO of Toppan Photomasks,                            Datacast, Inc.
65                                  Inc. (semi-conductor manufacturing
(2005)                              services), Austin, Texas.


*  There is no stated term of office for the Fund's Trustees.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

# Member of the Audit Committee,the Governance and Nominating Committee and Independent Directors Committee.

+  Member of the Fair Value Pricing Committee.

++ Mr. Mayer is an "interested trustee", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 169


Officer Information

Certain information concerning the Fund's Officers is listed below.

   NAME, ADDRESS*                       POSITION(S)                       PRINCIPAL OCCUPATION
      AND AGE                          HELD WITH FUND                     DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                       President and                   See biography above.
49                                  Chief Executive Officer

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
61                                  and Independent                 Compliance Officer of the Alliance-
                                    Compliance Officer              Bernstein Funds, with which he has
                                                                    been associated since October 2004.
                                                                    Prior thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004 and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, L.P. since prior
                                                                    to 2001 until March 2003.

(Guy) Robert B.                     Senior Vice President           Senior Vice President of the Adviser,**
Davidson III                                                        with which he has been associated
45                                                                  since prior to 2001.

Douglas J. Peebles                  Senior Vice President           Executive Vice President of the
41                                                                  Adviser,** with which he has been
                                                                    associated since prior to 2001.

Jeffrey S. Phlegar                  Senior Vice President           Executive Vice President of the
40                                                                  Adviser,** with which he has been
                                                                    associated since prior to 2001.

Michael G. Brooks                   Vice President                  Senior Vice President of the Adviser,**
58                                                                  with which he has been associated
                                                                    since prior to 2001.

Fred S. Cohen                       Vice President                  Senior Vice President of the Adviser,**
48                                                                  with which he has been associated
                                                                    since prior to 2001.

Terrance T. Hults                   Vice President                  Senior Vice President of the Adviser,**
40                                                                  with which he has been associated
                                                                    since prior to 2001.


170 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


   NAME, ADDRESS*                       POSITION(S)                       PRINCIPAL OCCUPATION
      AND AGE                          HELD WITH FUND                     DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------
Emilie D. Wrapp                     Secretary                       Senior Vice President, Assistant
51                                                                  General Counsel and Assistant
                                                                    Secretary of ABI,** with which she has
                                                                    been associated since prior to 2001.

Joseph J. Mantineo                  Treasurer and Chief             Senior Vice President of ABIS,**
47                                  Financial Officer               with which he has been associated
                                                                    since prior to 2001.

Thomas R. Manley                    Controller                      Vice President of the Adviser,** with
55                                                                  which he has been associated since
                                                                    prior to 2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 171


Information Regarding the Review and Approval of the Fund's Advisory Agreement

In this disclosure, the term "Fund" refers to AllianceBernstein Municipal Income Fund II and the term "Portfolio" refers to the Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio, as appropriate (each, a "Portfolio" and together, the "Portfolios"). There is a single advisory agreement between the Adviser and the Fund that relates to all nine Portfolios.

The Fund's disinterested trustees (the "trustees") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of each Portfolio at a meeting held on September 13, 2006.

In preparation for the meeting, the trustees had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement in respect of each Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approvals. The trustees noted that the Senior Officer's evaluation considered the following factors in respect of each Portfolio: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The trustees also discussed the proposed continuances in a private session at which only the trustees, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of each Portfolio, the trustees considered all factors they believed relevant, including the following:


172 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Portfolio;

11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fees payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 173


The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Portfolio.

The trustees determined that the overall arrangements between each Portfolio and the Adviser, as provided in the Advisory Agreement in respect of that Portfolio, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees reaching their determinations to approve the continuance of the Advisory Agreement in respect of each Portfolio (including their determinations that the Adviser should continue to be the investment adviser for each Portfolio, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.

Nature, Extent and Quality of Services provided by the Adviser

The trustees noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the trustees, administers each Portfolio's business and other affairs. The Adviser manages the investment of the assets of each Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolios' investment objective and policies. Under the Advisory Agreement, the Adviser also provides each Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of trustees of the Fund who are affiliated persons of the Adviser and of the officers of the Portfolio.

The trustees also considered that the Advisory Agreement in respect of each Portfolio provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these


174 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


"at no more than cost" reimbursements are approved by the trustees on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolios to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The trustees noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolios' other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type.

The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolios. The trustees focused on the profitability of the Adviser's relationships with the Portfolios before taxes and distribution expenses.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 175


The trustees recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to each Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Portfolio was not excessive.

Fall-Out Benefits

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The trustees noted that since the Portfolios do not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolios.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from each Portfolio in respect of classes of shares of the Portfolio that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Portfolios and receive compensation in that connection and that a subsidiary of the Adviser provides transfer agency services to the Portfolios and receives compensation from the Portfolios for such services.

The trustees recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the meeting, the trustees reviewed information from a report prepared by Lipper showing performance for Class A shares of each Portfolio as compared to a group of funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of funds in its Lipper category selected by Lipper (the "Performance Universe"). The trustees also reviewed information prepared by the Adviser showing performance of the Class A Shares of each Portfolio as compared to the Lehman Brothers Municipal Bond Index (the "Index").

Arizona Portfolio

The trustees reviewed information showing performance for Class A shares of the Arizona Portfolio as compared to a Performance Group of 5 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 11 to 10 funds (depending on the year) in its Lipper category selected by Lipper for


176 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (June 1994 inception). The trustees noted that in the Performance Group and Performance Universe comparisons the Arizona Portfolio was in the 1st quintile in all periods reviewed except in the 1-year period when the Arizona Portfolio was in the 2nd quintile in the Performance Universe comparison. The comparative information showed that the Arizona Portfolio underperformed the Index in the YTD period and outperformed the Index in all other periods reviewed. Based on their review, the trustees concluded that the Arizona Portfolio's relative performance over time was satisfactory.

Florida Portfolio

The trustees reviewed information showing performance for Class A shares of the Florida Portfolio as compared to a Performance Group of 8 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 16 funds in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (June 1993 inception). The trustees noted that in the Performance Group comparison the Florida Portfolio was in the 3rd quintile in the 1- and 3-year periods, 2nd quintile in the 5-year period and 1st quintile in the 10-year period, and in the Performance Universe comparison the Florida Portfolio was in the 2nd quintile in the 1- and 3-year periods and 1st quintile in the 5- and 10-year periods. The comparative information showed that the Florida Portfolio underperformed the Index in the since inception period and outperformed the Index in all other periods reviewed. Based on their review, the trustees concluded that the Florida Portfolio's relative performance over time was satisfactory.

Massachusetts Portfolio

The trustees reviewed information showing performance for Class A shares of the Massachusetts Portfolio as compared to a Performance Group of 10 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 17 to 16 funds (depending on the year) in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (March 1994 inception). The trustees noted that in the Performance Group comparison the Massachusetts Portfolio was in the 2nd quintile in the 1- and 10-year periods, 1st quintile in the 3-year period and 5th quintile in the 5-year period, and in the Performance Universe comparison the Massachusetts Portfolio was in the 1st quintile in the 1-, 3- and 10-year periods and 4th quintile in the 5-year period. The comparative information showed that the Massachusetts Portfolio outperformed the Index in the 1- and 3-year and since inception periods and underper-


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 177


formed the Index in the YTD, 5- and 10-year periods. Based on their review, the trustees concluded that the Massachusetts Portfolio's relative performance over time was satisfactory.

Michigan Portfolio

The trustees reviewed information showing performance for Class A shares of the Michigan Portfolio as compared to a Performance Group of 6 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 11 funds in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (February 1994 inception). The trustees noted that in the Performance Group and Performance Universe comparisons the Michigan Portfolio was in the 1st quintile in all periods reviewed. The comparative information showed that the Michigan Portfolio outperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the Michigan Portfolio's relative performance over time was highly satisfactory.

Minnesota Portfolio

The trustees reviewed information showing performance for Class A shares of the Minnesota Portfolio as compared to a Performance Group of 7 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 18 to 17 funds (depending on the year) in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (June 1993 inception). The trustees noted that in the Performance Group comparison the Minnesota Portfolio was in the 3rd quintile in the 1- and 5-year periods, 2nd quintile in the 3-year period and 1st quintile in the 10-year period, and in the Performance Universe comparison the Minnesota Portfolio was in the 2nd quintile in the 1-, 3- and 5-year periods and 1st quintile in the 10-year period. The comparative information showed that the Minnesota Portfolio outperformed the Index in the 1- and 3-year periods and underperformed the Index in all other periods reviewed. Based on their review, the trustees concluded that the Minnesota Portfolio's relative performance over time was satisfactory.

New Jersey Portfolio

The trustees reviewed information showing performance for Class A shares of the New Jersey Portfolio as compared to a Performance Group of 10 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 16 funds in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (June 1993 inception). The trustees noted that in the Performance Group and Performance Universe comparisons the New


178 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Jersey Portfolio was in the 2nd quintile in the 1-, 3- and 10-year periods and 5th quintile in the 5-year period. The comparative information showed that the New Jersey Portfolio outperformed the Index in the YTD, 1- and 3-year periods and underperformed the Index in the 5- and 10-year and since inception periods. Based on their review, the trustees concluded that the New Jersey Portfolio's relative performance over time was satisfactory.

Ohio Portfolio

The trustees reviewed information showing performance for Class A shares of the Ohio Portfolio as compared to a Performance Group of 9 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 14 to 13 funds (depending on the year) in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (June 1993 inception). The trustees noted that in the Performance Group comparison the Ohio Portfolio was in the 2nd quintile in the 1-, 3- and 5-year periods and 1st quintile in the 10-year period, and in the Performance Universe comparison the Ohio Portfolio was in the 1st quintile in the 1-, 3- and 10-year periods and 2nd quintile in the 5-year period. The comparative information showed that the Ohio Portfolio outperformed the Index in the 3-year period and underperformed the Index in all other periods reviewed. Based on their review, the trustees concluded that the Ohio Portfolio's relative performance over time was satisfactory.

Pennsylvania Portfolio

The trustees reviewed information showing performance for Class A shares of the Pennsylvania Portfolio as compared to a Performance Group of 9 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 21 funds in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (June 1993 inception). The trustees noted that in the Performance Group comparison the Pennsylvania Portfolio was in the 3rd quintile in the 1-year period, 2nd quintile in the 3- and 5-year periods and 1st quintile in the 10-year period, and in the Performance Universe comparison the Pennsylvania Portfolio was in the 3rd quintile in the 1-year period, 1st quintile in the 3- and 10-year periods and 2nd quintile in the 5-year period. The comparative information showed that the Pennsylvania Portfolio outperformed the Index in the YTD, 1- and 3-year periods and underperformed the Index in the 5- and 10-year and since inception periods. Based on their review, the trustees concluded that the Pennsylvania Portfolio's relative performance over time was satisfactory.

Virginia Portfolio

The trustees reviewed information showing performance for Class A shares of the Virginia Portfolio as compared to a Performance Group of 6 funds in its Lipper


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 179


category selected by Lipper and as compared to a Performance Universe of 10 to 9 funds (depending on the year) in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (April 1994 inception). The trustees noted that in the Performance Group and Performance Universe comparisons the Virginia Portfolio was in the 1st quintile in all periods reviewed except in the 1-year period when the Virginia Portfolio was in the 2nd quintile in the Performance Group comparison. The comparative information showed that the Virginia Portfolio outperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the Virginia Portfolio's relative performance over time was highly satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the trustees that there are no institutional products managed by it which have a substantially similar investment style as the Portfolios. The trustees reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolios but which involve investments in securities of the same type that the Portfolios invest in (i.e., fixed income municipal securities). They had previously received an oral presentation from the Adviser that supplemented such information.

The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and to the Portfolios. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolios by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolios reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolios are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.


180 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


The trustees also considered the total expense ratio of the Class A shares of each Portfolio in comparison to the fees and expenses of funds within two comparison groups of funds in the same Lipper category created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The trustees noted that because of the small number of funds in each Portfolio's Lipper category (except the New Jersey Portfolio), at the request of the Adviser and the Fund's Senior Officer, Lipper had expanded the Expense Group to include peers that had a similar (but not the same) Lipper investment objective/ classification. The Expense Universe for each such Portfolio had also been expanded by Lipper pursuant to Lipper's standard guidelines and not at the request of the Adviser or the Fund's Senior Officer. The Class A expense ratio of each Portfolio was based on the Portfolio's latest fiscal year expense ratio. The trustees recognized that the expense ratio information for each Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to each Portfolio by others. The trustees noted that it was likely that the expense ratios of some funds in each Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

Arizona Portfolio

The information reviewed by the trustees showed that the Arizona Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The trustees noted that the latest fiscal year administrative expense reimbursement by the Arizona Portfolio pursuant to the Advisory Agreement was 4 basis points, and that as a result the total compensation of 49 basis points received by the Adviser from the Arizona Portfolio pursuant to the Advisory Agreement was somewhat lower than the Expense Group median. The trustees also noted that the Arizona Portfolio's total expense ratio, which had been capped by the Adviser, was slightly lower than the Expense Group median and somewhat lower than the Expense Universe median. The trustees concluded that the Arizona Portfolio's expense ratio was satisfactory.

Florida Portfolio

The information reviewed by the trustees showed that the Florida Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The trustees noted that the latest fiscal year administrative expense reimbursement by the Florida Portfolio pursuant to the Advisory Agreement was 3 basis points. The trustees also noted that the Florida Portfolio's total expense ratio, which had been capped by the Adviser, was somewhat lower than the Expense Group median and materially lower than the Expense Universe median. The trustees concluded that the Florida Portfolio's expense ratio was satisfactory.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 181


Massachusetts Portfolio

The information reviewed by the trustees showed that the Massachusetts Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The trustees noted that the latest fiscal year administrative expense reimbursement by the Massachusetts Portfolio pursuant to the Advisory Agreement was 5 basis points, and that as a result the total compensation of 50 basis points received by the Adviser from the Massachusetts Portfolio pursuant to the Advisory Agreement was the same as the Expense Group median. The trustees also noted that the Massachusetts Portfolio's total expense ratio, which had been capped by the Adviser, was somewhat lower than the Expense Group and Expense Universe medians. The trustees concluded that the Massachusetts Portfolio's expense ratio was satisfactory.

Michigan Portfolio

The information reviewed by the trustees showed that the Michigan Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The trustees noted that in the Michigan Portfolio's latest fiscal year, the administrative expense reimbursement of 5 basis points had been waived by the Adviser. The trustees also noted that the Michigan Portfolio's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently slightly lower than the cap), was materially higher than the Expense Group and Expense Universe medians. The trustees further noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. They concluded that the Michigan Portfolio's expense ratio was acceptable.

Minnesota Portfolio

The information reviewed by the trustees showed that the Minnesota Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The trustees noted that in the Minnesota Portfolio's latest fiscal year, the administrative expense reimbursement of 7 basis points had been waived by the Adviser. The trustees also noted that the Minnesota Portfolio's total expense ratio, which had been capped by the Adviser, was the same as the Expense Group median and slightly higher than the Expense Universe median. The trustees concluded that the Minnesota Portfolio's expense ratio was satisfactory.

New Jersey Portfolio

The information reviewed by the trustees showed that the New Jersey Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The trustees noted that the latest fiscal year administrative expense reimbursement by the New Jersey Portfolio pursuant to the Advisory Agreement was 4 basis points, and that as a result the total compensation of 49 basis points received by the Adviser from the


182 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


New Jersey Portfolio pursuant to the Advisory Agreement was slightly lower than the Expense Group median. The trustees also noted that the New Jersey Portfolio's total expense ratio, which had been capped by the Adviser, was the same as the Expense Group and Expense Universe medians. The trustees concluded that the New Jersey Portfolio's expense ratio was satisfactory.

Ohio Portfolio

The information reviewed by the trustees showed that the Ohio Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The trustees noted that the latest fiscal year administrative expense reimbursement by the Ohio Portfolio pursuant to the Advisory Agreement was 4 basis points. The trustees also noted that the Ohio Portfolio's total expense ratio, which had been capped by the Adviser, was slightly lower than the Expense Group and Expense Universe medians. The trustees concluded that the Ohio Portfolio's expense ratio was satisfactory.

Pennsylvania Portfolio

The information reviewed by the trustees showed that the Pennsylvania Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The trustees noted that the latest fiscal year administrative expense reimbursement by the Pennsylvania Portfolio pursuant to the Advisory Agreement was 5 basis points, and that as a result the total compensation of 50 basis points received by the Adviser from the Pennsylvania Portfolio pursuant to the Advisory Agreement was somewhat lower than the Expense Group median. The trustees also noted that the Pennsylvania Portfolio's total expense ratio, which had been capped by the Adviser, was somewhat lower than the Expense Group and Expense Universe medians. The trustees concluded that the Pennsylvania Portfolio's expense ratio was satisfactory.

Virginia Portfolio

The information reviewed by the trustees showed that the Virginia Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The trustees noted that in the Virginia Portfolio's latest fiscal year, the administrative expense reimbursement of 4 basis points had been waived by the Adviser. The trustees also noted that the Virginia Portfolio's total expense ratio, which had been capped by the Adviser, was materially lower than the Expense Group and Expense Universe medians. The trustees concluded that the Virginia Portfolio's expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for each Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The trustees also considered a


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 183


presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a Portfolio's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that each Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


184 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Municipal Income Fund II (the "Trust") in respect of the following Portfolios:(2)

  - Arizona Portfolio
  - Florida Portfolio
  - Massachusetts Portfolio
  - Michigan Portfolio
  - Minnesota Portfolio
  - New Jersey Portfolio
  - Ohio Portfolio
  - Pennsylvania Portfolio
  - Virginia Portfolio

This is a summary prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General ("the NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios, which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;


(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Portfolios do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolios.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 185


4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolios grow larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December
2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

Category                  Advisory Fee(4)                    Trust
-------------------------------------------------------------------------------
Low Risk Income      45 bp on 1st $2.5 billion       Municipal Income Fund II
                     40 bp on next $2.5 billion
                     35 bp on the balance

The Portfolios' net assets on September 30, 2006 are set forth below:

Portfolio                         Net Assets ($MM)
------------------------------------------------------
Arizona Portfolio                     $ 216.3
Florida Portfolio                     $ 215.8
Massachusetts Portfolio               $ 142.4
Michigan Portfolio                    $ 137.1
Minnesota Portfolio                   $  97.3
New Jersey Portfolio                  $ 160.3
Ohio Portfolio                        $ 173.7
Pennsylvania Portfolio                $ 148.9
Virginia Portfolio                    $ 180.9

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services. Indicated below are the reimbursement amounts, which the Adviser received from the


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4) The management fees for each Portfolio are based on the percentage of each Portfolio's average daily net assets, not a combination of any of the Portfolios.


186 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Portfolios during their most recently completed fiscal year; expressed in dollars and as a percentage of average daily net assets:

                                                           As a % of Average
Portfolio                                   Amount         Daily Net Assets
-------------------------------------------------------------------------------
Arizona Portfolio                          $ 72,500              0.04%
Florida Portfolio                          $ 72,500              0.03%
Massachusetts Portfolio                    $ 72,500              0.05%
Michigan Portfolio(5)                      $ 72,500              0.05%
Minnesota Portfolio(5)                     $ 72,500              0.07%
New Jersey Portfolio                       $ 72,500              0.04%
Ohio Portfolio                             $ 72,500              0.04%
Pennsylvania Portfolio                     $ 72,500              0.05%
Virginia Portfolio(6)                      $ 72,500              0.04%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse certain of the Portfolios for that portion of the Portfolios' total operating expenses to the degree necessary to limit each Portfolio's expense ratios to the amounts set forth below for each Portfolio's current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios' fiscal year upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolios as of the Portfolios' most recent semi-annual period:

                              Expense Cap           Gross
                         Pursuant to Expense       Expense
Fund                    Limitation Undertaking     Ratio(7)    Fiscal Year End
-------------------------------------------------------------------------------
Arizona Portfolio          Class A     0.78%         0.95%      September 30
                           Class B     1.48%         1.66%
                           Class C     1.48%         1.66%

Florida Portfolio          Class A     0.78%         0.92%      September 30
                           Class B     1.48%         1.63%
                           Class C     1.48%         1.62%

Massachusetts Portfolio    Class A     0.82%         1.03%      September 30
                           Class B     1.52%         1.74%
                           Class C     1.52%         1.73%

Michigan Portfolio         Class A     1.01%         1.03%      September 30
                           Class B     1.71%         1.74%
                           Class C     1.71%         1.73%

Minnesota Portfolio        Class A     0.90%         1.09%      September 30
                           Class B     1.60%         1.80%
                           Class C     1.60%         1.80%

New Jersey Portfolio       Class A     0.87%         1.03%      September 30
                           Class B     1.57%         1.74%
                           Class C     1.57%         1.73%

Ohio Portfolio             Class A     0.85%         0.99%      September 30
                           Class B     1.55%         1.70%
                           Class C     1.55%         1.69%


(5)  The Adviser waived the amount in its entirety.

(6)  See footnote 5.

(7)  Annualized.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 187


Pennsylvania Portfolio      Class A     0.95%         1.01%      September 30
                            Class B     1.65%         1.71%
                            Class C     1.65%         1.71%
Virginia Portfolio          Class A     0.72%         0.98%      September 30
                            Class B     1.42%         1.69%
                            Class C     1.42%         1.68%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios' investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios. However, with respect to the Portfolios, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as the Portfolios. It should be noted that the Adviser has represented that it does not manage any separately managed accounts


188 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


that have similar investment guidelines as any of the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities but those mandates have a substantially lower risk profile (credit and interest rate risk) than the Portfolios.

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.(8)

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included each Portfolio's ranking with respect to the proposed advisory fee relative to the median of each Portfolio's Lipper Expense Group ("EG")(9) at the approximate current asset level of the subject Portfolio.(10)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, because certain of the Portfolios had original EGs with an insufficient number of peers, at the request of the Adviser and the Senior Officer, Lipper expanded each of the Portfolios' EGs to include peers that had a similar (but not the same) Lipper investment classification/ objective. However, because Lipper had expanded the EGs of those Portfolios, under Lipper's standard guidelines, each of the Portfolios' Lipper Expense Universe ("EU") were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective.(11) A


(8) The Adviser manages certain portfolios of Sanford C. Bernstein Fund, Inc. which invests principally in municipal securities but they are of different states.

(9) It should be noted that Lipper does not consider average account size when constructing EGs. Portfolios with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expense differently.

(10) The contractual management fee is calculated by Lipper using each Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(11) The expansion of the Portfolios' EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 189


"normal" EU will include funds that have the same investment classification/objective and load type as the subject Portfolio.(12)

                               Contractual          Lipper
                                Management       Expense Group
Portfolio                         Fee(13)           Median           Rank
-------------------------------------------------------------------------------
Arizona Portfolio(14)              0.450             0.520           3/11
Florida Portfolio(15)              0.450             0.547           3/12
Massachusetts Portfolio(16)        0.450             0.500           3/15
Michigan Portfolio(17)             0.450             0.550           2/13
Minnesota Portfolio(18)            0.450             0.525           2/14
New Jersey Portfolio               0.450             0.510           2/10
Ohio Portfolio(19)                 0.450             0.550           2/13
Pennsylvania Portfolio(20)         0.450             0.549           2/12
Virginia Portfolio(21)             0.450             0.510           4/12

Set forth below is a comparison of the Portfolios' total expense ratios and the medians of the Portfolios' EGs and EUs. The Portfolios' total expense ratio rankings are also shown.


(12) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(13) The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any management waivers for expense caps that effectively reduce the contractual management fee.

(14) The Portfolio's EG includes the Portfolio, four other Arizona Municipal Debt funds, one Virginia Municipal Debt fund, one Georgia Municipal Debt fund, one Louisiana Municipal Debt Fund, one Minnesota Municipal Debt fund, one Hawaii Municipal Debt fund and one Connecticut Municipal Debt fund.

(15) The Portfolio's EG includes the Portfolio, seven other Florida Municipal Debt funds, two Minnesota Municipal Debt funds, one Massachusetts Municipal Debt fund and one Ohio Municipal Debt fund.

(16) The Portfolio's EG includes the Portfolio, nine other Massachusetts Municipal Debt funds, two Florida Municipal Debt funds, one Minnesota Debt fund, one Ohio Municipal Debt fund and one Pennsylvania Municipal Debt fund.

(17) The Portfolio's EG includes the Portfolio, five other Michigan Municipal Debt funds, two Ohio Municipal Debt funds, two Florida Municipal Debt funds, one Minnesota Municipal Debt fund, one Massachusetts Municipal Debt fund and one Pennsylvania Municipal Debt fund.

(18) The Portfolio's EG includes the Portfolio, six other Minnesota Municipal Debt funds, three Massachusetts Municipal Debt funds, two Pennsylvania Municipal Debt funds and two Ohio Municipal Debt funds.

(19) The Portfolio's EG includes the Portfolio, eight other Ohio Municipal Debt funds, one Florida Municipal Debt fund, one Pennsylvania Municipal Debt fund, one Minnesota Municipal Debt fund and one Massachusetts Municipal Debt fund.

(20) The Portfolio's EG includes the Portfolio, eight other Pennsylvania Municipal Debt funds, two Florida Municipal Debt funds and one Ohio Municipal Debt fund.

(21) The Portfolio's EG includes the Portfolio, five other Virginia Municipal Debt funds, two Minnesota Municipal Debt funds, one Connecticut Municipal Debt fund, one Wisconsin Municipal Debt fund, one Missouri Municipal Debt fund and one Hawaii Municipal Debt fund.


190 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                             Expense  Lipper Exp.  Lipper   Lipper Exp.  Lipper
                              Ratio      Group      Group    Universe   Universe
Portfolio                    (%)(22)   Median(%)    Rank     Median(%)    Rank
-------------------------------------------------------------------------------
Arizona Portfolio(23)         0.780      0.800      5/11      0.837      24/64
Florida Portfolio(24)         0.780      0.852      2/12      0.869      14/61
Massachusetts Portfolio(25)   0.820      0.888      3/15      0.876      26/81
Michigan Portfolio(26)        0.999      0.897     11/13      0.871    115/127
Minnesota Portfolio(27)       0.900      0.897      8/14      0.878      42/66
New Jersey Portfolio          0.870      0.871      5/10      0.870       8/15
Ohio Portfolio(28)            0.850      0.871      5/13      0.876      32/81
Pennsylvania Portfolio(29)    0.950      0.885      9/12      0.869      36/48
Virginia Portfolio(30)        0.720      0.841      3/12      0.850      15/72

Based on this analysis, except for Florida Portfolio and Virginia Portfolio, which have a more favorable ranking on a total expense ratio basis than on a management fee basis and Massachusetts Portfolio, which has equally favorable rankings, the Portfolios have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.


(22)  Most recently completed fiscal year Class A share total expense ratio.

(23) The Portfolio's EU includes all other retail front-end load Arizona Municipal Debt funds, Virginia Municipal Debt funds, Georgia Municipal Debt funds, Louisiana Municipal Debt funds, Minnesota Municipal Debt funds, Hawaii Municipal Debt funds and Connecticut Municipal Debt funds, excluding outliers.

(24) The Portfolio's EU includes all other retail front-end load Florida Municipal Debt funds, Minnesota Municipal Debt funds, Massachusetts Municipal Debt funds and Ohio Municipal Debt funds, excluding outliers.

(25) The Portfolio's EU includes all other retail front-end load Massachusetts Municipal Debt funds, Florida Municipal Debt funds, Minnesota Municipal Debt funds, Ohio Municipal Debt funds and Pennsylvania Municipal Debt funds, excluding outliers.

(26) The Portfolio's EU includes all other retail front-end load Michigan Municipal Debt funds, Ohio Municipal Debt funds, Florida Municipal Debt funds, Minnesota Municipal Debt funds, Massachusetts Municipal Debt funds and Pennsylvania Municipal Debt funds, excluding outliers.

(27) The Portfolio's EU includes all other retail front-end load Minnesota Municipal Debt funds, Massachusetts Municipal Debt funds, Pennsylvania Municipal Debt funds and Ohio Municipal Debt funds, excluding outliers.

(28) The Portfolio's EU includes all other retail front-end load Ohio Municipal Debt funds, Florida Municipal Debt funds, Pennsylvania Municipal Debt funds, Minnesota Municipal Debt funds and Massachusetts Municipal Debt funds, excluding outliers.

(29) The Portfolio's EU includes all other retail front-end load Pennsylvania Municipal Debt funds, Florida Municipal Debt funds, and Ohio Municipal Debt funds, excluding outliers.

(30) The Portfolio's EU includes all other retail front-end load Virginia Municipal Debt funds, Minnesota Municipal Debt funds, Connecticut Municipal Debt funds, Wisconsin Municipal Debt funds, Missouri Municipal Debt funds and Hawaii Municipal Debt funds, excluding outliers.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 191


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability information for the Portfolios prepared by the Adviser for the Trustees of the Trust was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Portfolios increased during the calendar year 2005, relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolios, certain of the Adviser's affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC").

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolios' principal underwriter. ABI and the Adviser have disclosed in the Portfolios' prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(31)


(31) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


192 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios' Class A shares during the Portfolios' most recently completed fiscal year:

Portfolio                                  Amount Received
----------------------------------------------------------------
Arizona Portfolio                              $  38,075
Florida Portfolio                              $  33,138
Massachusetts Portfolio                        $   9,833
Michigan Portfolio                             $  15,465
Minnesota Portfolio                            $   9,447
New Jersey Portfolio                           $   5,870
Ohio Portfolio                                 $  18,079
Pennsylvania Portfolio                         $   8,837
Virginia Portfolio                             $  21,636

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios' most recently completed fiscal year:

Portfolio                      12b-1 Fee Received       CDSC Received
-------------------------------------------------------------------------------
Arizona Portfolio                  $ 1,227,750            $ 47,987
Florida Portfolio                  $ 1,402,560            $ 58,320
Massachusetts Portfolio            $ 1,061,013            $ 31,534
Michigan Portfolio                 $ 1,038,592            $ 57,631
Minnesota Portfolio                $   525,174            $  8,148
New Jersey Portfolio               $ 1,296,061            $ 54,382
Ohio Portfolio                     $ 1,366,284            $ 74,003
Pennsylvania Portfolio             $ 1,071,744            $ 21,119
Virginia Portfolio                 $ 1,079,158            $ 27,314

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. Set forth below are the net fees which ABIS retained from the Portfolios during the Portfolios' most recently completed fiscal year: (32)

Portfolio                             ABIS Fee           Expense Offset
-------------------------------------------------------------------------------
Arizona Portfolio                     $ 35,339                $ 470
Florida Portfolio                     $ 35,969                $ 451
Massachusetts Portfolio               $ 37,112                $ 543
Michigan Portfolio                    $ 47,767                $ 544
Minnesota Portfolio                   $ 31,415                $ 325
New Jersey Portfolio                  $ 61,832                $ 620
Ohio Portfolio                        $ 51,028                $ 652
Pennsylvania Portfolio                $ 54,671                $ 524
Virginia Portfolio                    $ 37,609                $ 414


(32) The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Portfolio's account.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 193


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information in the table below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolios(33) relative to their Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(34) for the periods ended June 30, 2006.(35)


(33) The performance returns and rankings are for the Class A shares of the Portfolios. It should be noted that the performance returns of the Portfolios that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolios' performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Portfolios to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.

(34) A Portfolio's PG and PU may not necessarily be identical to its respective EG and EU. Funds with negative management fees are excluded from EGs and EUs but not necessarily from PGs and PUs. In addition, PGs and PUs only include funds of the same Lipper investment classification/objective as the Portfolios, in contrast to certain of the Portfolios' EGs and EUs, which may include funds of similar but not the same investment classification/objective.

(35) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.


194 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                             Portfolio     PG        PU         PG        PU
Arizona Portfolio             Return     Median    Median      Rank      Rank
-------------------------------------------------------------------------------
  1 year                       0.96       0.53       0.53       1/5      3/11
  3 year                       4.46       2.80       2.80       1/5      1/11
  5 year                       5.10       4.54       4.54       1/5      2/11
  10 year                      6.03       4.92       4.99       1/5      1/10

                            Portfolio      PG        PU         PG        PU
Florida Portfolio             Return     Median    Median      Rank      Rank
-------------------------------------------------------------------------------
  1 year                       1.68       1.43       1.10       4/8      4/16
  3 year                       4.00       3.98       3.05       4/8      4/16
  5 year                       5.20       4.75       4.43       3/8      3/16
  10 year                      5.80       5.25       5.12       1/8      1/16

Massachusetts               Portfolio      PG        PU         PG        PU
Portfolio                    Return      Median    Median      Rank      Rank
-------------------------------------------------------------------------------
  1 year                       1.00       0.59       0.54      3/10      3/17
  3 year                       3.66       3.16       2.89      2/10      2/17
  5 year                       4.36       4.81       4.64      9/10     13/17
  10 year                      5.60       5.33       5.19      3/10      3/16

                            Portfolio      PG        PU         PG        PU
Michigan Portfolio            Return     Median    Median      Rank      Rank
-------------------------------------------------------------------------------
  1 year                       1.14       0.59       0.47       1/6      2/11
  3 year                       3.77       2.61       2.57       1/6      1/11
  5 year                       5.20       4.25       4.34       1/6      1/11
  10 year                      6.25       5.03       5.09       1/6      1/11

                             Portfolio     PG        PU         PG        PU
Minnesota Portfolio           Return     Median    Median      Rank      Rank
-------------------------------------------------------------------------------
  1 year                       0.97       0.88       0.75       3/7      6/18
  3 year                       3.29       2.93       2.88       2/7      5/18
  5 year                       4.74       4.64       4.58       3/7      6/17
  10 year                      5.60       5.12       5.11       1/7      2/17

                            Portfolio      PG        PU         PG        PU
New Jersey Portfolio          Return     Median    Median      Rank      Rank
-------------------------------------------------------------------------------
  1 year                       1.23       0.75       0.75      4/10      5/16
  3 year                       3.48       3.08       2.79      4/10      6/16
  5 year                       3.68       4.17       4.17     10/10     16/16
  10 year                      5.18       5.04       5.04      3/10      5/16

                            Portfolio      PG        PU         PG        PU
Ohio Portfolio                Return     Median    Median      Rank      Rank
-------------------------------------------------------------------------------
  1 year                       0.77       0.34       0.22       2/9      2/14
  3 year                       3.50       2.55       2.42       2/9      2/14
  5 year                       4.51       4.27       4.27       3/9      4/13
  10 year                      5.52       4.91       4.91       1/9      1/13


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 195


Pennsylvania               Portfolio       PG         PU        PG        PU
Portfolio                    Return      Median     Median     Rank      Rank
-------------------------------------------------------------------------------
  1 year                       0.92       0.48       0.44       4/9      9/21
  3 year                       3.62       3.25       3.06       2/9      3/21
  5 year                       4.97       4.66       4.66       3/9      7/21
  10 year                      5.71       5.19       5.12       1/9      3/21

                           Portfolio       PG         PU        PG        PU
Virginia Portfolio           Return      Median     Median     Rank      Rank
-------------------------------------------------------------------------------
  1 year                       1.80       0.65       0.51       2/6      2/10
  3 year                       4.09       3.39       3.02       1/6       1/9
  5 year                       5.15       4.72       4.64       1/6       1/9
  10 year                      5.95       5.15       5.15       1/6       1/9

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold) versus their benchmarks.(36) Note that each Portfolio's benchmark is the Lehman Brothers Municipal Bond Index.(37)

                                       Periods Ending June 30, 2006
                                          Annualized Performance
-------------------------------------------------------------------------------
                                1         3         5         10      Since
Portfolio                      Year      Year      Year      Year   Inception
-------------------------------------------------------------------------------
Arizona Portfolio              0.96      4.46      5.10      6.03      6.16
Lehman Brothers Municipal
Bond Index                     0.89      3.23      5.05      5.79      6.11

Florida Portfolio              1.68      4.00      5.20      5.80      5.53
Lehman Brothers Municipal
Bond Index                     0.89      3.23      5.05      5.79      5.64

Massachusetts Portfolio        1.00      3.66      4.36      5.60      6.32
Lehman Brothers Municipal
Bond Index                     0.89      3.23      5.05      5.79      6.08

Michigan Portfolio             1.14      3.77      5.20      6.25      6.21
Lehman Brothers Municipal
Bond Index                     0.89      3.23      5.05      5.79      5.68

Minnesota Portfolio            0.97      3.29      4.74      5.60      5.25
Lehman Brothers Municipal
Bond Index                     0.89      3.23      5.05      5.79      5.64

New Jersey Portfolio           1.23      3.48      3.68      5.18      4.99
Lehman Brothers Municipal
Bond Index                     0.89      3.23      5.05      5.79      5.64


(36) The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.

(37) The Lehman Brothers Municipal Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included, bonds must be investment grade and be at least one year from maturity. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and pre-funded bonds. The index represents a national municipal bond index as opposed to a specific state index.


196 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


Ohio Portfolio                 0.77      3.50      4.51      5.52      5.23
Lehman Brothers Municipal
Bond Index                     0.89      3.23      5.05      5.79      5.64

Pennsylvania Portfolio         0.92      3.62      4.97      5.71      5.56
Lehman Brothers Municipal
Bond Index                     0.89      3.23      5.05      5.79      5.64

Virginia Portfolio             1.80      4.09      5.15      5.95      6.37
Lehman Brothers Municipal
Bond Index                     0.89      3.23      5.05      5.79      6.05


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 15, 2006


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 197


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                  Michigan
Insured National          Minnesota
Arizona                   New Jersey
California                New York
Insured California        Ohio
Florida                   Pennsylvania
Massachusetts             Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


198 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


NOTES


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II o 199


NOTES


200 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


MIFII-0151-0906


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                            Audit     Audit-Related      Tax
                                             Fees          Fees          Fees
                                           --------   --------------   --------
Arizona Portfolio            2005         $ 22,500        3,084         14,758
                             2006           23,722        4,486         14,171
Florida Portfolio            2005           22,500        3,084         15,689
                             2006           23,722        4,486         14,268
Massachusetts Portfolio      2005           22,500        3,084         12,031
                             2006           23,722        4,486         14,171
Michigan Portfolio           2005           22,500        3,084         12,116
                             2006           23,722        4,486         13,915
Minnesota Portfolio          2005           22,500        3,084         10,264
                             2006           23,722        4,486         13,703
New Jersey Portfolio         2005           22,500        3,084         14,054
                             2006           23,722        4,486         14,012
Ohio Portfolio               2005           22,500        3,084         14,620
                             2006           23,722        4,486         14,086
Pennsylvania Portfolio       2005           22,500        3,084         13,022
                             2006           23,722        4,486         13,944
Virginia Portfolio           2005           22,500        3,084         13,315
                             2006           23,722        4,486         14,035


(d) Not applicable.



(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                                                      Total Amount of
                                                                                   Foregoing Column Pre-
                                                                                   approved by the Audit
                                                        All Fees for                     Committee
                                                     Non-Audit Services           (Portion Comprised of
                                                       Provided to the              Audit Related Fees)
                                                   Portfolio, the Adviser          (Portion Comprised of
                                                   and Service Affiliates                 Tax Fees)
--------------------------------------------------------------------------------------------------------
Arizona  Portfolio                    2005                 892,738                       [ 185,545 ]
                                                                                         ( 170,787 )
                                                                                         (  14,758 )

                                      2006                 680,145                       [ 150,172 ]
                                                                                         ( 136,001 )
                                                                                         (  14,171 )

Florida  Portfolio                    2005                 893,669                       [ 186,476 ]
                                                                                         ( 170,787 )
                                                                                         (  15,689 )

                                      2006                 680,242                       [ 150,269 ]
                                                                                         ( 136,001 )
                                                                                         (  14,268 )

Massachusetts  Portfolio              2005                 890,011                       [ 182,818 ]
                                                                                         ( 170,787 )
                                                                                         (  12,031 )

                                      2006                 680,145                       [ 150,172 ]
                                                                                         ( 136,001 )
                                                                                         (  14,171 )

Michigan Portfolio                    2005                 890,096                       [ 182,903 ]
                                                                                         ( 170,787 )
                                                                                         (  12,116 )

                                      2006                 679,889                       [ 149,916 ]
                                                                                         ( 136,001 )
                                                                                         (  13,915 )

Minnesota Portfolio                   2005                 888,244                       [ 181,051 ]
                                                                                         ( 170,787 )
                                                                                         (  10,264 )

                                      2006                 679,677                       [ 149,704 ]
                                                                                         ( 136,001 )
                                                                                         (  13,703 )

New Jersey Portfolio                  2005                 892,034                       ( 184,841 )
                                                                                         ( 170,787 )
                                                                                         (  14,054 )

                                      2006                 679,986                       ( 150,013 )
                                                                                         ( 136,001 )
                                                                                         (  14,012 )

Ohio Portfolio                        2005                 892,600                       [ 185,407 ]
                                                                                         ( 170,787 )
                                                                                         (  14,620 )

                                      2006                 680,060                       [ 150,087 ]
                                                                                         ( 136,001 )
                                                                                         (  14,086 )

Pennsylvania Portfolio                2005                 891,002                       [ 183,809 ]
                                                                                         ( 170,787 )
                                                                                         (  13,022 )

                                      2006                 679,918                       [ 149,945 ]
                                                                                         ( 136,001 )
                                                                                         (  13,944 )

Virginia Portfolio                    2005                 891,295                       [ 184,102 ]
                                                                                         ( 170,787 )
                                                                                         (  13,315 )

                                      2006                 680,009                       [ 150,036 ]
                                                                                         ( 136,001 )
                                                                                         (  14,035 )


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) Management of the Fund is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Fund's ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Fund's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

With respect to each of the Florida Portfolio, Massachusetts Portfolio, Minnesota Portfolio, New Jersey Portfolio, Pennsylvania Portfolio and Virginia Portfolio, subsequent to the filing of the Fund's Form N-SAR for its fiscal year ended September 30, 2006, there was the following control deficiency that was determined to be a material weakness, as defined above, in the Portfolio's internal control over financial reporting. The Portfolios' controls related to the review and analysis of the relevant terms and conditions of certain transfers of securities did not operate effectively to appropriately determine whether the transfers qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." As a result of this material weakness, the statement of operations for each of Florida Portfolio's, Massachusetts Portfolio's, Minnesota Portfolio's, Pennsylvania Portfolio's and Virginia Portfolio's year ended September 30, 2006 and expense ratios to average net assets in the financial highlights for the years ended September 30, 2006, September 30, 2005 and September 30, 2004 (and with respect to the Minnesota portfolio for the year ended September 30, 2003) were restated in order to appropriately account for such transfers of securities as secured borrowings and report the related interest income and expense. With respect to the New Jersey Portfolio, the statement of assets and liabilities and the portfolio of investments as of September 30, 2006, the statements of operations and changes in net assets for the year then ended and the financial highlights for each of the four years then ended were restated in order to appropriately account for such transfers of securities as secured borrowings and the related interest income and expense. Fund Management is taking such actions as is necessary to revise its internal controls over financial reporting to seek to increase the control's effectiveness. Following a review of financial statements of other investment companies investing in similar instruments and consultation with others in the investment company industry, including through the facility of the Investment Company Institute, Fund Management believes that in general other investment companies investing in similar investments over the same time periods accounted for such investments in a similar manner as the Portfolios prior to the Portfolios' restatement and, accordingly, such other investment companies investing in such
investments to a material extent are also confronting the same issue.   Fund
Management believes that the restatement is consistent with the broader investment company industry reevaluation of accounting interpretation for such investments and that the approach taken therein appropriately reflects this currently ongoing change in prevailing industry practice.

ITEM 12.  EXHIBITS.


The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.      DESCRIPTION OF EXHIBIT
     -----------      ----------------------
     12 (a) (1)       Code of Ethics that is subject to the disclosure of
                      Item 2 hereof

     12 (b) (1)       Certification of Principal Executive Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)       Certification of Principal Financial Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Municipal Income Fund II

By:   /s/ Marc O. Mayer
      ----------------------
      Marc O. Mayer
      President

Date:     January 29, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      ----------------------
      Marc O. Mayer
      President

Date:    January 29, 2007

By:   /s/ Joseph J. Mantineo
      ----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date:    January 29, 2007